Exhibit 10.18

Standard Chartered

Date: 11/01/2023

PRIVATE & CONFIDENTIAL

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD
1314332U
10-2 JALAN TANJUNG SD 13/2
BANDAR SRI DAMANSARA
52200 KUALA LUMPUR
WILAYAH PERSEKUTUAN

Dear Sir/Madam,
NOTIFICATION LETTER
Re : Standard Chartered Bank Business Instalment Loan ("the Facility")

This is the full notification further to our earlier SMS informing you of the approval of your application for Business Instalment Loan facility with us.

(i) Facility Amount (RM)	:	500,000.00	
(ii) Effective Interest Rate (% + BLR)	:	4.05%	+ 6.45% = 10.50% p.a on monthly rest basis (variable rate)
(iii) Tenor (Months)	:	60	
(iv) Monthly Installment Amount (RM)	:	10,746.95	
(v) Guarantee Scheme (if applicable)	:	CGC - Portfolio Guarantee	
vi) Guarantee Cover	:	70%	
vii) Loan Account Number	:	45197946	
viii) Date of disbursement	:	11/01/2023	
ix) Additional Condition(s)	:	N/A	

In accordance to the terms of the Facility, a new current account ("Designated Account"), with details as stated below, has been opened for the loan disbursement and the payment of the Monthly Instalment Amount through standing instruction:

Standard Chartered Branch: PETALING JAYA

Standard Chartered Account Number: 794194313547

Please be informed that your Monthly Instalment Amount are payable on their respective due dates which will commence **one (1) month** from the **Date of Disbursement** stated above. Kindly ensure that there are sufficient funds in your Designated Account to effect payment on each payment date. Kindly be reminded to that, in accordance to the terms of the Facility, if you do not utilise the amount disbursed in part or in full, **OR** perform any banking activity on the Designated Account within twenty (20) days from the Date of Disbursement ("cooling-off period"), the Bank has the right to close the Designated Account and terminate or rescind the Facility through early settlement of the outstanding amount using the proceeds from the Designated Account at no further cost to you. In respect of this agreed cooling-off period, time is of the essence.

Kindly be advised that the Product Disclosure Sheet (PDS) attached with this notification shall supersede the earlier PDS. I/We acknowledge and confirm that I have read and understood the product features and the terms and conditions stated in the Product Disclosure Sheet (PDS) attached together with this letter.

I/We acknowledge and confirm that I/we have read and understood the Business Banking (BB) Booklet General Banking Terms & Conditions provided to me/us prior to the signing of the application form and agree to be bound by them in connection to all facility/ies applied for and subsequently taken up by me/us with the Bank. I/We acknowledge and confirm that the key terms and conditions as stated in the Business Banking (BB) Booklet General Banking Terms & Conditions have been explained to me/us before the signing of the application form.

Please do not hesitate to contact our Contact Center at 1300 888 111 if you have any queries

Thank you for banking with us.

Regards,

Standard Chartered Bank Malaysia Berhad (198401003274)

Authorised Signatory

BIL Notification Letter Version June 2022

Standard Chartered Bank Malaysia Berhad (198401003274)
Level 22, Equatorial Plaza,
Jalan Sultan Ismail, 50250 Kuala Lumpur.
www.sc.com/my

A Standard Chartered Group Company
The Registered Office of Standard Chartered Bank Malaysia Berhad is at Level 26, Equatorial Plaza, Jalan Sultan Ismail, 50250, Kuala Lumpur

Page 1 of 31

Standard Chartered

Guarantee (All Monies)

GUARANTEE

11/1/2023

DATED

~~30/12/2022~~

[GUARANTOR]

CERTIFIED TRUE COPY
FOR STANDARD CHARTERED BANK MALAYSIA BERHAD
(REG NO. 115793 P)
PETALING JAYA
Fatim Jaliah
Client Service Executive
SCBMB PJ Branch
People ID: 1399088
MANAGER
11/8/23

NG CHEN LOK

and

STANDARD CHARTERED BANK MALAYSIA BERHAD

(Company No. 115793-P)

© Standard Chartered Bank Malaysia Berhad
GEN/S/0021 V1 2017

(b)	holding beneficially of more than 50% of the issued share capital of the company (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital).

“Financial Indebtedness” means any Indebtedness incurred for or in respect of:

(a)	monies borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with GAAP, be treated as a finance or capital lease;

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)	any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;

(g)	any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value will be taken into account);

(h)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(i)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.

“GAAP” means in relation to each Guarantor, generally accepted accounting principles in its place of incorporation or establishment, including, where applicable, IFRS.

“Group” means, if the Guarantor is a member of a group of companies of which the Parent is the Holding Company, the Parent and its Subsidiaries from time to time.

“Guaranteed Obligations” means each Borrower’s obligations to pay all money and discharge all obligations now or in the future due, owing or incurred in any manner to the Bank by such Borrower (and, if more than one, by them jointly or jointly and severally), whether actually or contingently and whether alone or together with another or others and whether as principal or surety, together with interest, discount, commission and all other charges, costs and expenses for which such Borrower may be or become liable to the Bank.

“Holding Company” means, in relation to a person, any other person in respect of which the first named person is a Subsidiary.

“IFRS” means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.

“Obligors” means each Borrower and any person providing a guarantee of and/or Security Interest for the obligations of any Borrower and/or any other Obligor to the Bank.

“Parent” means, if the Guarantor is a member of a Group, the company referred to in Part 2 of Schedule 2.

“Party” means a party to this Guarantee.

“Relevant Data Subject” means:

(a)	a Guarantor;

(b)	its Affiliates;

(c)	any person authorised by a Guarantor to act on its behalf in relation to this Guarantee; and

(d)	any other person whose personal information is provided by a Guarantor to the Bank in relation to this Guarantee.

“Security Interest” means a mortgage, charge, pledge, lien, security assignment or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Subsidiary” means in relation to a person, any other person:

(a)	which is Controlled, directly or indirectly, by the first named person;

(b)	more than half the issued share capital of which is beneficially owned, directly or indirectly, by the first named person; or

(c)	which is a Subsidiary of another Subsidiary of the first named person.

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilises a single shared platform and which was launched on 19 November 2007.

“TARGET Day” means any day on which TARGET2 is open for the settlement of payments in euro.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any related penalty or interest).

1.2	Interpretation

(a)	Any reference in this Guarantee to:

(i)	an “amendment” includes a supplement, variation, novation, restatement or re-enactment and “amended” will be construed accordingly;

(ii)	a “disposal” means a sale, transfer, grant, lease or other disposal, whether voluntary or involuntary and “dispose” will be construed accordingly;

(iii)	an “authorisation” includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration or notarisation;

(iv)	“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money;

(v)	a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law but; if not having the force of law, being of a type with which any person to which it applies is accustomed to comply) of any governmental, inter-governmental or supranational body, agency, department or regulatory, self-regulatory or other Authority or organisation;

(vi)	any statute or any section of any statute will be deemed to include reference to any statutory modification or re-enactment of it for the time being in force;

(vii)	any document is a reference to that document as amended (however fundamentally) and including any amendment providing for any increase in the amount of a facility or for an additional facility;

(viii)	a currency is to the lawful currency for the time being of the relevant country;

(ix)	a “month” is to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month. If there is no numerically corresponding day in the following month, that period will end on the last Banking Day in that calendar month;

(x)	a “person” includes any individual, company, corporation, unincorporated association or body (including a partnership, trust, joint venture or consortium), government, state, agency, organisation or other entity whether or not having separate legal personality, and its and any subsequent successors in title, permitted transferees and permitted assigns, in each case, in accordance with their respective interests; and

(xi)	“law” Includes:

(1)	common law, principles of equity and laws made by any legislative body; and

(2)	any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any Authority.

(b)	Unless the context otherwise requires, words denoting the singular will include the plural and vice versa.

(c)	If more than one currency or currency unit are recognised at the same time by the central bank of any country as the lawful currency of that country, then:

(i)	any reference in this Guarantee to, and any obligations arising under this Guarantee in, the currency of that country will be converted into, or paid in, the currency or currency unit of that country designated by the Bank; and

(ii)	any conversion from one currency or currency unit to another will be at the official rate of exchange recognised by the central bank, rounded up or down by the Bank acting reasonably.

(d)	If a change in any currency of a country occurs, this Guarantee will be amended to the extent the Bank specifies to be necessary to reflect the change in currency and to put the Bank in the same position, so far as possible, as it would have been in if no change in currency had occurred.

2.	GUARANTEE AND INDEMNITY

(a)	Each Guarantor irrevocably and unconditionally:

(i)	as principal obligor guarantees to the Bank the due and punctual performance and discharge by each Borrower of the Guaranteed Obligations of such Borrower as they fall due;

(ii)	undertakes with the Bank that, whenever a Borrower does not pay any amount forming part of the Guaranteed Obligations of such Borrower when due it must immediately on demand by the Bank pay that amount as if it were the principal obligor in respect of that amount; and

(iii)	agrees to indemnify the Bank immediately on demand against any cost, loss or liability suffered by the Bank if any of the Guaranteed Obligations or purported obligations guaranteed by it is or becomes unenforceable, invalid or illegal. The amount of the cost, loss or liability under this indemnity will be equal to the amount the Bank would otherwise have been entitled to recover. This indemnity constitutes a separate and independent obligation from any other obligations in this Guarantee, shall give rise to a separate and independent cause of action and shall remain in full force despite any waiver, indulgence, judgment or order given in respect of any sum due under this Guarantee.

(b)	Unless expressly provided otherwise in this Guarantee, where there is more than one Guarantor, each of the Guarantors will be jointly and severally liable for their respective obligations and liabilities arising under this Guarantee. The Bank may take action against, or release or compromise the liability of, any Guarantor, or grant time or other indulgence, without affecting the liability of any other Guarantor.

3.	PRESERVATION OF GUARANTEE

3.1	Continuing guarantee

(a)	This Guarantee is a continuing guarantee and will extend to the ultimate balance of the Guaranteed Obligations regardless of any intermediate payment or discharge or settlement of account in whole or in part.

(b)	The Bank may make multiple demands under this Guarantee.

3.2	Reinstatement

If any payment by a Borrower or any discharge given by the Bank (whether in respect of a Borrower’s obligations or any security for those obligations or otherwise) is avoided or reduced as a result of insolvency or any similar event:

(a)	the Guarantors’ liability will continue as if the payment, discharge, avoidance or reduction had not occurred; and

(b)	the Bank will be entitled to recover the value or amount of that security or payment from the Guarantors as if the payment, discharge, avoidance or reduction had not occurred.

3.3	Waiver of defences

The Guarantors’ obligations and the Bank’s rights under this Guarantee will not be affected by an act or omission which, would reduce, release or prejudice any of the Guarantors’ obligations under this Guarantee (whether or not known to any of the Guarantors or the Bank). These Include:

(a)	the existence of any claim of set-off or other rights which a Guarantor may have against a Borrower, the Bank or any other person or which a Borrower may have at any time against the Bank;

(b)	the Bank’s grant to a Borrower of any other credit facilities or the withdrawal or restriction by the Bank of any credit facilities or the failure to notify a Guarantor of any such granting, withdrawal or restriction;

(c)	any time, waiver or consent granted to, or composition with, a Borrower or any other person;

(d)	the taking, amendment, compromise, exchange, renewal or release of, or failure to perfect, take up or enforce any rights against or security over assets of, a Borrower or any other person or any non-presentation or non-observance of any formality or other requirements in respect of any instrument or any failure to realise the full value of any security;

(e)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of a Borrower or any other person;

(f)	any amendment (however fundamental), increase in, waiver, release or replacement of any agreement, document or security;

(g)	any unenforceability, illegality or invalidity of any obligation of any person under any agreement, document or security;

(h)	any insolvency or reorganisation or similar proceedings of a Borrower;

(i)	any variation, renewal, increase, extension, compromise, discharge, dealing with, exchange or renewal of any right or remedy which the Bank may have now or after the date of this Guarantee against a Borrower or any other person;

(j)	any change in the constitution (whether by amalgamation, merger, reconstruction or otherwise) or ownership of a Borrower or the Bank or any other person.

(k)	any moratorium or other period staying or suspending by statute or the order of any court or any authority of all or any of the Bank’s rights remedies or recourse against the Borrower or the Guarantor;

(l)	any other dealing but for the provision of this Clause could affect or discharge any part of the liabilities of the Guarantor hereunder; or

(m)	any disposition, assurance, security or payment which may be avoided under the Companies Act 2016 or any statute relating to bankruptcy, winding-up or any analogous proceedings.

3.4	Immediate recourse

Each Guarantor waives any right it may have of first requiring the Bank (or any trustee or agent on its behalf) to:

(a)	proceed against any person;

(b)	enforce any other rights or security; or

(c)	claim payment from any person,

before claiming from each Guarantor under this Guarantee.

3.5	Appropriations

(a)	The Bank (or any trustee or agent on its behalf) may at any time without affecting the Guarantors’ liability under this Guarantee:

(i)	refrain from applying or enforcing any other moneys, security or rights held or received by the Bank (or any trustee or agent on its behalf) against those amounts; or

(ii)	apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise); and

(b)	hold in a suspense account any moneys received from a Guarantor or on account of the liability of the Guarantors under this Guarantee.

3.6	Non-competition

Unless:

(a)	all amounts which may be or become payable by each Borrower under or in connection with the Guaranteed Obligations have been irrevocably paid in full; or

(b)	the Bank otherwise requests,

no Guarantor will, after a claim has been made under this Guarantee or by virtue of any payment or performance by it under this Guarantee:

(i)	be subrogated to any rights, security or moneys held, received or receivable by the Bank (or any trustee or agent on its behalf);

(ii)	be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of the Guarantor’s liability under this Guarantee;

(iii)	claim, rank, prove or vote as a creditor of a Borrower or its estate in competition with the Bank (or any trustee or agent on its behalf); or

(iv)	receive, claim or have the benefit of any payment, distribution or security from or on account of a Borrower, or exercise any right of set-off as against a Borrower.

Each Guarantor must hold in trust for and immediately pay or transfer to the Bank any payment or distribution or benefit of security received by it contrary to this Clause or in accordance with any directions given by the Bank under this Clause. Each Guarantor irrevocably appoints the Bank as that Guarantor’s agent with authority to do all acts and execute all documents on behalf of that Guarantor to protect or preserve the Bank’s interest in such payment, distribution, benefit or security. Each Guarantor’s compliance with its obligations under this Clause will not reduce or affect in any manner the liability of that Guarantor under this Guarantee until all sums actually or contingently owing under the Finance Documents have been fully paid.

Each Guarantor hereby agrees to subordinate any and all indebtedness by the Borrower to that Guarantor, whether or not incurred pursuant to or arising out of this Guarantee to secure the moneys hereby secured, and all the Bank’s rights with respect to the Facilities and any other security held by the Bank.

3.7	Additional security

This Guarantee is in addition to, and is not in any way prejudiced by, any other security now or subsequently held by the Bank.

4.	REPRESENTATIONS AND WARRANTIES

Each Guarantor makes the following representations and warranties to the Bank from and after the date of this Guarantee and which are deemed to be repeated at all times (having regard to the circumstances existing at the time of repetition) so long as any sums are actually or contingently owing under or in connection with the Guaranteed Obligations.

4.1	Status

(a)	Where the Guarantor is a person other than an individual (but including a sole proprietor) it is duly incorporated or established and validly existing under the law of its jurisdiction of incorporation or establishment (as the case may be); and

(b)	Where the Guarantor is carrying on a business it and, if the Guarantor is a corporation, each of its Subsidiaries, has the power to own its assets and carry on its business as it is being conducted.

4.2	Binding obligations

The obligations expressed to be assumed by it in this Guarantee are legal, valid, binding and enforceable obligations.

4.3	Non-conflict

The entry into and performance of this Guarantee by it and the transactions contemplated by this Guarantee do not and will not conflict with:

(a)	any law or regulation or any official or judicial order applicable to it;

(b)	where the Guarantor is a corporation, partnership, club, association or society its constitutional documents; or

(c)	any agreement or instrument binding upon it or any of its assets.

4.4	Powers and authority

It has the power and capacity to enter into and perform, and if the Guarantor is a corporation, partnership, club, association or society, has taken all necessary action to authorise the entry into, performance and delivery of, this Guarantee and the transactions contemplated by this Guarantee.

4.5	Validity and admissibility in evidence

All authorisations required or desirable:

(a)	to enable it to lawfully to enter into, exercise its rights under and comply with its obligations in this Guarantee; and

(b)	to make this Guarantee admissible in evidence in its jurisdiction of incorporation, establishment or domicile,

have been obtained or effected and are in full force and effect.

4.6	Governing law and enforcement

(a)	The choice of the governing law of this Guarantee will be recognised and enforced in the Guarantor’s jurisdiction of incorporation, establishment or domicile.

(b)	Any judgment obtained in the courts to whose non-exclusive jurisdiction the Parties have submitted in relation to this Guarantee will be recognised and enforced in the Guarantor’s jurisdiction of incorporation, establishment or domicile.

(c)	The service of any writ or summons or any legal process in respect of any such action or proceeding may be effected on the Guarantor by forwarding a copy of the writ, summons, statement of claim or other legal process by prepaid registered post (or other mode stipulated by law) to its address last notified to the Bank in writing. Where served by post, such writ, summons or statement of claim or such other legal process is taken to have been served on the Guarantor two (2) days after the date of posting.

4.7	Registration and stamp duty

(a)	The Guarantor must do all such things as may be necessary or appropriate to preserve or protect the rights and interests of the Bank created by, or arising from, this Guarantee, including the registration or notification of this Guarantee with each registry or Authority in any jurisdiction in accordance with applicable law and the payment of any stamp duty, registration, duty or similar Tax.

(b)	Save for the acts undertaken by the Guarantor under paragraph (a) above, it is not necessary that this Guarantee be filed, recorded or enrolled with any court or other Authority in the Guarantor’s jurisdiction of incorporation, establishment or domicile or that any stamp duty, registration duty or similar Tax or charge be paid on or In relation to this Guarantee or the transactions contemplated by this Guarantee.

4.8	No default

(a)	Where the Guarantor or any other Obligor is a corporation, no event is continuing which constitutes a default under any document which is binding on the Guarantor, or any other Obligor or any of its or their Subsidiaries or to which the Guarantor’s, or any Obligor’s or its or their Subsidiaries’ assets are subject which might, In the Bank’s opinion, have a material adverse effect on its, or any other Obligor’s financial condition or prospects or the Guarantor’s ability to perform its obligations under this Guarantee.

(b)	Where the Guarantor is not a corporation, no event is continuing which constitutes a default under any document which is binding on the Guarantor or any other Obligor which is not a corporation or to which the Guarantor’s assets are subject which might, in the Bank’s opinion, have a material adverse effect on its or any other Obligor’s financial condition or prospects or the Guarantor’s ability to perform its obligations under this Guarantee.

4.9	Financial statements

Where the Guarantor prepares or is legally obliged to prepare audited financial statements, consolidated where applicable, such financial statements most recently delivered to the Bank:

(a)	have been prepared in accordance with the relevant GAAP / IFRS, as applicable, consistently applied; and

(b)	fairly represents (if prepared in accordance with IFRS) or gives a true and fair view of (if prepared in accordance with GAAP) its financial condition, consolidated where applicable, and operations as at the date to which they were drawn up and there has been no material adverse change in its business, operations, assets or financial condition since the date to which those accounts were drawn up.

4.10	Litigation

Except as previously disclosed to the Bank in writing, no litigation, arbitration or administrative proceedings are current or, to its knowledge, pending or threatened which, if adversely determined, in the Bank’s opinion, is likely to have a material adverse effect on its business, operations, assets, financial condition or prospects or its or any other Obligor’s ability to perform its obligations under this Guarantee.

4.11	Taxes

It has complied in all material respects with all Tax laws in all jurisdictions in which it is subject to Tax and no claims are being asserted against it with respect to Tax which are likely to have in the Bank’s opinion a material adverse effect on its assets, financial condition or prospects or ability to perform its obligations under this Guarantee and where the Guarantor is carrying on a business, its business and operations.

4.12	Immunity

(a)	Its entry into this Guarantee, and the exercise by it of its rights and performance of its obligations under this Guarantee will constitute, private and commercial acts performed for private and commercial purposes.

(b)	It will not be entitled to claim immunity from suit, execution, attachment or other legal process in any proceedings taken in its jurisdiction of incorporation in relation to this Guarantee.

4.13	Information

Any information provided by the Guarantor in connection with this Guarantee was true and accurate in all material respects when it was provided to the Bank or as at the date (if any) at which it is stated and there are no other material facts or considerations the omission of which would make any such information provided be untrue or misleading.

5.	GENERAL UNDERTAKINGS

5.1	Authorisations and compliance with laws

(a)	Each Guarantor must obtain, maintain and comply with any authorisation required by any law or regulation to enable it to perform its obligations under, or for the validity or enforceability of, this Guarantee.

(b)	Each Guarantor must comply in all respects with all laws to which it is subject where failure to do so might In the Bank’s opinion have a material adverse effect on its business, assets, financial condition or prospects or its ability to perform its obligations under this Guarantee.

5.2	Pari passu ranking

Each Guarantor undertakes:

(a)	that its obligations and liabilities under this Guarantee will at all times rank (except in respect of statutory preferential debts) at least pari passu with all its present and future unsecured indebtedness; and

(b)	not to take or receive any security in respect of the Guarantor’s liability under this Guarantee and the Guarantor agrees that in the event any such security is taken the same shall be held in trust for the Bank and shall be deposited with the Bank.

5.3	Negative pledge

(a)	A Guarantor will not create or permit to subsist any Security Interest over any of its assets.

(b)	Where a Guarantor is a person other than an individual (but including a sole proprietor), it will not:

(i)	sell, transfer or otherwise dispose of any of its assets on terms by which they are or may be leased to or re-acquired by it or, where the Guarantor is a Group member, any other Group member;

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(iv)	enter into any preferential arrangement having a similar effect,

in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(“Quasi-Security” means any transaction described in paragraph (b) above)

(c)	Paragraphs (a) and (b) above do not apply to any:

(i)	netting or set-off arrangement entered into by any Group member or any Guarantor in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances;

(ii)	lien arising by operation of law and in the ordinary course of trading or retention of title arrangement in the ordinary course of trading on standard terms and conditions of any supplier;

(iii)	Security Interest or Quasi-Security over goods and/or documents of title to goods arising in the ordinary course of letter of credit transactions in the ordinary course of trade;

(iv)	Security Interest or Quasi-Security in favour of the Bank;

(v)	Security Interest or Quasi-Security as advised by a Guarantor and approved by the Bank except to the extent that the principal amount secured by such Security Interest or Quasi-Security exceeds the relevant maximum principal amount as specified by the Bank in respect of such Security Interest or Quasi-Security; and

(vi)	Security Interest or Quasi-Security created with the prior written consent of the Bank provided that the principal amount is not increased at any time.

5.4	Disposals and acquisitions

Where a Guarantor is carrying on a business, such Guarantor will not dispose of all or any part of its assets or make any acquisition or investment except where made in the ordinary course of trading and, in relation lo a disposal of assets only, of assets in exchange for other assets comparable or superior as to type and value.

5.5	Change of business

Where a Guarantor is carrying on a business, such Guarantor must procure that no substantial change or disposal is made which will have an effect on the general nature of its business.

5.6	Financial statements and other information

A Guarantor must ensure that the Bank receives:

(a)	where a Guarantor prepares or is legally obliged to prepare audited financial statements, consolidated where applicable, such financial statements for each of its financial years as soon as they become available;

(b)	information necessary to enable the Bank to comply with “know your customer” or similar identification procedures as the Bank may request from time to time;

(c)	details of any litigation, arbitration or other proceedings pending or threatened; and

(d)	any further information as the Bank may reasonably request from time to time in writing regarding such Guarantor.

5.7	Change of constitution or status

(a)	Where a Guarantor is a corporation, it must not undertake or permit any arrangement or reconstruction of its present constitution nor effect any changes to its constitutional documents; and

(b)	Where a Guarantor is a partnership, it must not permit any change in status or constituents nor effect any changes to its articles of partnership.

without the prior written consent of the Bank.

6.	NO RELIANCE BY THE GUARANTOR

Each Guarantor acknowledges that, in entering into this Guarantee, such Guarantor:

(a)	has not relied on anything said or written statement, advice, opinion or information given in good faith by the Bank or on the Bank’s behalf and the Bank shall have no liability to such Guarantor;

(b)	has made its own decision, without relying on the Bank, on the chances of success or failure of the purpose for which each Borrower has incurred the Guaranteed Obligations and the Bank shall have no liability to such Guarantor;

(c)	has made, without relying on the Bank, its own independent investigation of each Borrower and each Borrower’s affairs and financial condition, and such Guarantor has come to its own decision, without relying on the Bank, as to the likelihood of the Borrower repaying the Guaranteed Obligations and the Bank shall have no liability to such Guarantor; and

(d)	agrees with the Bank for itself and as trustee for its officials, employees and agents that neither the Bank nor its officials, employees or agents shall have any liability for anything which the Bank, its officials, employees or agents may have done or failed to do in good faith.

7.	PARTNERSHIP

7.1	Where a Guarantor is a partnership:

(a)	in the event that the constitution of the partnership changes, whether by dissolution, death, retirement, change in the members or any other change whatsoever, such Guarantor shall notify the Bank in writing of such change to its constitution immediately; and

(b)	in the event that the partnership’s constitution changes by virtue of the fact that a new partner has joined the partnership, if so requested by the Bank, such Guarantor shall procure that the new partner enters into such documentation as the Bank requests to create, perfect or protect any security intended to be created by this Guarantee.

7.2	Any person who stops being a partner for any reason remains liable for all debts and other liabilities owed by the partnership to the Bank which have occurred up to and including the date that such person ceased to be a partner.

7.3	If a Guarantor is a partnership this Guarantee shall apply to the ultimate balance of all the obligations under this Guarantee payable by such Guarantor in the name of the partnership until the Bank receives written notice of the dissolution of the partnership.

7.4	If the dissolution is due only to the:

(a)	retirement, removal or death of a partner or partners of the partnership; or

(b)	introduction of a further partner or partners;

then (unless the Bank decides otherwise) this Guarantee shall continue and apply (in addition to all money and liabilities due, owing or incurred from or by the old partnership to the Bank) to all money and liabilities due, owing or incurred from or by the new partnership to the Bank as though there had been no change in the partnership or from or by any partner of the old partnership who carries on the business of the old partnership as a sole proprietor.

7.5	If a Guarantor is a partnership, such Guarantor shall renew the partnership’s certificate of registration (if required under any applicable laws) on a timely basis and if the Bank requests, such Guarantor will promptly submit a copy of the same and every renewal thereof.

8.	EXPENSES AND INDEMNITY

Each Guarantor must:

(a)	immediately on demand by the Bank, pay all costs and expenses (including legal fees and any applicable Tax) incurred in connection with this Guarantee by the Bank or any attorney, manager, agent or other person appointed by the Bank under this Guarantee including any arising from any actual or alleged breach by any person of any law or regulation; and

(b)	keep each of the persons referred to in paragraph (a) above indemnified against any failure or delay in paying those costs or expenses.

9.	PAYMENTS

9.1	Tax gross-up

(a)	Each Guarantor must make all payments under this Guarantee without any set-off or counterclaim and free from any deduction or withholding for or on account of any Tax.

(b)	If a Guarantor is required by law to make any such deduction or withholding, it must:

	(i)	pay to the Bank any additional amount as may be necessary to ensure that the Bank receives the full amount of the relevant payment as if that deduction or withholding had not been made; and

	(ii)	supply promptly to the Bank evidence satisfactory to the Bank that it has accounted to the relevant Authority for that withholding or deduction.

9.2	Default Interest

(a)	If a Guarantor fails to pay any amount payable by it under this Guarantee on its due date, interest (“Default Interest”) will accrue daily on the entire overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate as may be advised by the Bank from time to time and will be immediately payable on demand by the Bank.

(b)	Default Interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount on any basis that the Bank may select.

10.	SET-OFF, LIEN AND RIGHT TO DEBIT

The Bank may set-off any obligation due from a Guarantor under this Guarantee against any obligation owed by the Bank or the Bank’s Affiliates to such Guarantor (or where a Guarantor is a corporation, such Guarantor’s Affiliates) regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Bank may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. For the purposes of this Clause, “obligation” includes any obligation whether matured or unmatured, actual or contingent, present or future. If the amount of any such obligation is unascertained, the Bank may estimate the amount for the purposes of the set-off.

The Bank shall have a lien on any securities or other properties in the possession of the Bank or any of its subsidiaries in or outside Malaysia whether deposited by the Guarantor for safe custody or otherwise and a right to hold such securities or other properties as security for the monies secured pursuant this Guarantee.

The Borrower will be notified in advance of the Bank’s intention to debit any of the Guarantor’s account(s) with the Bank in respect of any monies due and payable hereunder by the Guarantor.

11.	EVIDENCE AND CALCULATIONS

11.1	Accounts

Accounts maintained by the Bank in connection with the Guaranteed Obligations are prima facie evidence of the matters to which they relate for the purpose of any litigation or arbitration proceedings.

11.2	Certificates and determinations

Any certification or determination by the Bank of a rate or amount under this Guarantee will be, in the absence of manifest error, conclusive evidence of the matters to which it relates.

11.3	Calculations

Any interest or fee accruing under this Guarantee accrues from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 or 365 days or otherwise, depending on what the Bank determines is market practice.

12.	AMENDMENTS AND WAIVERS

12.1	Procedure

No term of this Guarantee may be waived or amended except in writing by the Parties.

12.2	Waivers and remedies cumulative

The Bank’s failure to exercise, or delay in exercising, any right or remedy under this Guarantee or any other document entered into in connection with the Guaranteed Obligations will not operate as a waiver, nor will any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Guarantee are cumulative and not exclusive of any rights or remedies provided by law.

13.	CHANGES TO THE PARTIES

13.1	Assignments and transfers by the Guarantor

No Guarantor is entitled to assign or transfer any of its rights and obligations under this Guarantee without the Bank’s prior consent.

13.2	Assignments and transfers by the Bank

The Bank may at any time assign or transfer any of its rights and obligations under this Guarantee to any other person or change its lending office without the prior consent of the Guarantors.

13.3	Changes in Constitution

The security, liabilities and/or obligations created by this Guarantee shall continue to be valid and binding notwithstanding, in the case of the Guarantor being an individual, the Guarantor’s death, bankruptcy, mental incapacity, or in the case of the Guarantor being a partnership, by reason of a change in the membership of a partnership (whether by death, resignation or admission of new partners) or in the case of the Guarantor being a corporation, the Guarantor’s change in name or style or by amalgamation, liquidation, winding up, reconstruction or any change in the constitution of the Guarantor.

14.	DISCLOSURE OF INFORMATION

The Bank will keep information provided by, or relating to, any Guarantor confidential except that the Bank may disclose such information:

(a)	to any of the Bank’s Affiliates;

(b)	to any of the Bank’s or the Bank’s Affiliates’ service providers or professional advisers, who is under a duty of confidentiality to the discloser to keep such information confidential;

(c)	to any actual or potential participant, sub-participant or transferee of the Bank’s rights or obligations under any transaction between the parties (or any of its agents or professional advisers) and any other person in connection with a transaction or potential transaction between the parties;

(d)	to any rating agency, insurer or insurance broker, or direct or indirect provider of credit protection;

(e)	as required by any law or any Authority; or

(f)	to the Central Credit Bureau, Bank Negara Malaysia (“BNM”) (including the Central Credit Reference Information System ((CCRIS), the Dishonoured Cheques Information System, the Financial Institutions Statistical System or any other database or system established by BNM), or any credit reference agency that the Bank uses for credit assessment or credit review of any Guarantor or any other bureau or company or person providing credit checks or who provides direct or indirect credit protection to the Bank or any of the Bank’s Affiliates whether or not established or approved by BNM or any other governmental or regulatory authority or body, Cagamas Berhad and/or Credit Guarantee Corporation.

17.	PARTIAL INVALIDITY

If any provision of this Guarantee is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

18.	RIGHTS OF THIRD PARTIES

Unless stated otherwise in this Guarantee:

(a) a person not a Party has no right to enjoy or enforce any benefit under it; and

(b) the consent of any person not a Party is not required to amend this Guarantee.

19.	COUNTERPARTS

This Guarantee may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Guarantee.

20.	GOVERNING LAW AND JURISDICTION

(a)	This Guarantee and all non-contractual obligations arising in any way out of or in connection with this Guarantee are governed by Malaysian law and each Guarantor irrevocably submits to the non-exclusive jurisdiction of the Malaysian courts.

(b)	In the event that the Guarantor is a non-resident or not incorporated in Malaysia, each Guarantor irrevocably appoints [1] of [2] as its process agent under this Guarantee for service of process in any proceedings before the Malaysian courts in connection with this Guarantee. If any person appointed as process agent is unable to act as process agent for that purpose, a new process agent must be appointed immediately and the relevant Guarantor must notify the Bank of the new process agent’s name and address. The Bank may appoint a new process agent if any Guarantor fails to comply and the Bank will notify such Guarantor of the name and address of the new process agent.

[End of Clauses]

[1]	Insert the name of Process Agent
[2]	Insert the address of Process Agent

SCHEDULES

SCHEDULE 1

CONTACT DETAILS

Guarantor 1

Name: NG CHEN LOK

Address: 64 JLN UDANG GANTUNG 8 TMN MEGAH KEPONG 52100 KUALA LUMPUR

Tel No: 6017-7933138

Fax No:

Guarantor 2

Name:

Address:

Tel No:

Fax No:

Guarantor 3

Name:

Address:

Tel No:

Fax No:

Part 2

PARENT COMPANY 3

Name
Company Number
Registered address / place of business

[3]	To insert the details of the parent company if the Guarantor is a member of a Group of Companies

SCHEDULE 3

BORROWER

Name and NRIC number (for individuals) / company number (for corporations) / business registration number (where applicable)	CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. 1314332U / 201901005005
Residential address (for individuals) / registered address or place of business (for corporations, sole proprietors and partnerships)	81 LEBOH UNTA TAMAN BERKELEY 41150 KLANG SELANGOR

SIGNATURES

THE GUARANTOR

Execution by a Company

The common seal of the Guarantor	)
was hereunto affixed in accordance with its	)
constitution in the presence of:	)
)

Director

Name:

NRIC NO.:

Director/Secretary

Name:

NRIC NO.:

WARNING TO GUARANTOR WHO IS AN INDIVIDUAL/PARTNERSHIP/SOLE PROPRIETOR

You should seek independent legal advice before signing this Guarantee.

By signing this Guarantee, you confirm that you have fully understood the contents of this Guarantee and agree to be legally bound by its terms and you may become liable to the Bank instead of, or as well as, the Borrower.

In agreeing to be the Guarantor, you are liable for all sums of monies due and owing by the Borrower to the Bank.

Execution by an Individual

Guarantor 1

Signed and delivered	)
by the Guarantor	)
in the presence of:-)		/s/ NG CHEN LOK
Name: NG CHEN LOK
NRIC No: 870203-06-5701

Witness’ signature	/s/ Kevin Toh Hong Chang	/s/ Kevin Toh Hong Chang
Full name	Kevin Toh Hong Chang	Signature Witness By:
NRIC No.	961123-10-5965	Kevin Toh Hong Chang
Address	1596442	1596442
Occupation	Business Development Executive Business Banking Standard Chartered Bank (M) Berhad (115793 P)	Date: 1/11/2022

Guarantor 2

Signed and delivered	)
by the Guarantor	)
in the presence of:-)
Name:
NRIC No:

Witness’ signature
Full name
NRIC No.
Address
Occupation

Guarantor 3

Signed and delivered	)
by the Guarantor	)
in the presence of:-)
Name:
NRIC NO:

Witness’ signature
Full name
NRIC No.
Address
Occupation

Guarantor 4

Signed and delivered	)
by the Guarantor	)
in the presence of:-)
Name:
NRIC NO:

Witness’ signature
Full name
NRIC No.
Address
Occupation

Guarantor 5

Signed and delivered	)
by the Guarantor	)
in the presence of:-)
Name:
NRIC NO:

Witness’ signature
Full name
NRIC No.
Address
Occupation

Guarantor 6

Signed and delivered	)
by the Guarantor	)
in the presence of:-)
Name:
NRIC NO:

Witness’ signature
Full name
NRIC No.
Address
Occupation

OPTION A4

SOLICITORS CERTIFICATE

I                                                       of                                                         a solicitor of the courts of Malaysia have explained the terms and content of this Guarantee to

(in [his/her] capacity as Guarantor) and believe that [he/she] understands their effect.

Signed:

Date:

OR

OPTION B 5

INDEPENDENT ADVICE

I/We confirm that I/we have been advised to obtain independent legal advice as to the nature and effect of this Guarantee but have declined to do so.

Guarantor 1

Signature of Guarantor:	/s/ NG CHEN LOK	/s/ Kevin Toh Hong Chang
Name of Guarantor: NG CHEN LOK		Signature Witness By:
Date: 1/11/2022		Kevin Toh Hong Chang
1596442
Date: 1/11/2022

[4]	Use option A if the Guarantor (who is an individual) has obtained separate legal advice.
[5]	Use option B if Guarantor (who is an individual) refuses to obtain independent legal advice.

Guarantor 2

Signature of Guarantor:

Name of Guarantor:

Date:

Guarantor 3

Signature of Guarantor:

Name of Guarantor:

Date:

Guarantor 4

Signature of Guarantor:

Name of Guarantor:

Date:

Guarantor 5

Signature of Guarantor:

Name of Guarantor:

Date:

Guarantor 6

Signature of Guarantor:

Name of Guarantor:

Date:

Execution by a Partnership

Signed and delivered	)
for and on behalf of the partners	)	Authorised Signatory
in the firm of	)
under a power of attorney dated	)	Full Name
in the presence of	)
	)	NRIC NO:

Witness’ signature
Full name
NRIC No.
Address
Occupation

Execution by Sole Proprietor

Signed and delivered by6)
)
)
for and on behalf of and trading as [7]	)
)
in the presence of:-)

Witness’ signature
Full name
NRIC No.
Address
Occupation

THE BANK

Signed by	)
for and on behalf of	)
)
Standard Chartered Bank Malaysia Berhad
(Company No. 115793-P)

[6]	Insert name and business registration number / NRIC No. of sole proprietor
[7]	Insert name of Guarantor

Standard Chartered

Date: 11/01/2023

PRIVATE & CONFIDENTIAL

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD
1314332U
10-2 JALAN TANJUNG SD 13/2
BANDAR SRI DAMANSARA
52200 KUALA LUMPUR
WILAYAH PERSEKUTUAN

CERTIFIED TRUE COPY
FOR STANDARD CHARTERED BANK MALAYSIA BERHAD
(REG NO. 11…3 P)
PETALING JAYA
Fatim Jaliah
Client Service Executive
SCBMB PJ Branch
Peoplewise ID: 1399088
MANAGER
11/8/23

Dear Sir/Madam,
NOTIFICATION LETTER
Re : Standard Chartered Bank Business Instalment Loan ("the Facility")

This is the full notification further to our earlier SMS informing you of the approval of your application for Business Instalment Loan facility with us.

(i) Facility Amount (RM)	:	500,000.00					
(ii) Effective Interest Rate (% + BLR)	:	4.05%	+	6.45%	=	10.50% p.a on monthly rest basis	(variable rate)
(iii) Tenor (Months)	:	60					
(iv) Monthly Installment Amount (RM)	:	10,746.95					
(v) Guarantee Scheme (if applicable)	:	CGC - Portfolio Guarantee					
vi) Guarantee Cover	:	70%					
vii) Loan Account Number	:	45197946					
viii) Date of disbursement	:	11/01/2023					
ix) Additional Condition(s)	:	N/A					

In accordance to the terms of the Facility, a new current account ("Designated Account"), with details as stated below, has been opened for the loan disbursement and the payment of the Monthly Instalment Amount through standing instruction:

Standard Chartered Branch: PETALING JAYA

Standard Chartered Account Number: 794194313547

Please be informed that your Monthly Instalment Amount are payable on their respective due dates which will commence **one (1) month** from the **Date of Disbursement** stated above. Kindly ensure that there are sufficient funds in your Designated Account to effect payment on each payment date. Kindly be reminded to that, in accordance to the terms of the Facility, if you do not utilise the amount disbursed in part or in full, **OR** perform any banking activity on the Designated Account within twenty (20) days from the Date of Disbursement ("cooling-off period"), the Bank has the right to close the Designated Account and terminate or rescind the Facility through early settlement of the outstanding amount using the proceeds from the Designated Account at no further cost to you. In respect of this agreed cooling-off period, time is of the essence.

Kindly be advised that the Product Disclosure Sheet (PDS) attached with this notification shall supersede the earlier PDS. I/We acknowledge and confirm that I have read and understood the product features and the terms and conditions stated in the Product Disclosure Sheet (PDS) attached together with this letter.

I/We acknowledge and confirm that I/we have read and understood the Business Banking (BB) Booklet General Banking Terms & Conditions provided to me/us prior to the signing of the application form and agree to be bound by them in connection to all facility/ies applied for and subsequently taken up by me/us with the Bank. I/We acknowledge and confirm that the key terms and conditions as stated in the Business Banking (BB) Booklet General Banking Terms & Conditions have been explained to me/us before the signing of the application form.

Please do not hesitate to contact our Contact Center at 1300 888 111 if you have any queries

Thank you for banking with us.

Regards,

Standard Chartered Bank Malaysia Berhad (198401003274)

Authorised Signatory

BIL Notification Letter Version June 2022

Standard Chartered Bank Malaysia Berhad (198401003274)
Level 22, Equatorial Plaza,
Jalan Sultan Ismail, 50250 Kuala Lumpur.
www.sc.com/my

A Standard Chartered Group Company
The Registered Office of Standard Chartered Bank Malaysia Berhad is at Level 26, Equatorial Plaza, Jalan Sultan Ismail, 50250, Kuala Lumpur.

Standard Chartered

PRODUCT DISCLOSURE SHEET	Standard Chartered Bank Malaysia Berhad
Read this Product Disclosure Sheet before you decide to take up the selected product. Be sure to also read the terms in the BIL Terms & Conditions, Master Credit Terms, Standard Terms and the Account Terms Covering Banking Facilities. Seek clarification from the Sales Officer / Contact Center (details below in Q9) if you do not understand any part of this document or the general terms.	Company Name : CL TECHNOLOGIES (INTERNATIONAL) SDN BHD Registration No. : 1314332U Please tick whichever is applicable in this document. ☐ BIL Conventional X BIL Conventional – CGC ☐ BIL Conventional – SJPP Date of PDS issuance: 11/01/2023

1. What is this product about?

Business Instalment Loan ("BIL") is an unsecured installment based lending product available to borrowing entities to meet their for day to day working capital and business expansion requirements

	BIL Conventional	This unsecured term loan is offered on a variable rate basis with interest rates linked to the Base Lending Rate ("BLR"). The interest is computed on monthly rests based on schedule balances.
X	BIL Conventional – CGC (Credit Guarantee Corporation)	This unsecured term loan is offered on a variable rate basis with interest rates linked to the Base Lending Rate ("BLR). The interest is computed on monthly rests based on schedule balances. It is partially guaranteed by Guarantee Scheme Provider - CGC
	BIL Conventional – SJPP (Syarikat Jaminan Pembiayaan Perniagaan)	This unsecured term loan is offered on a variable rate basis with interest rates linked to the Base Lending Rate ("BLR). The interest is computed on monthly rests based on schedule balances. It is partially guaranteed by Guarantee Scheme Provider - SJPP

2. What do I get from this product?

Total Amount Borrowed (RM)	500,000.00
Tenor (Months)	60
	%
Current BLR (Base Lending Rate) p.a.	6.45%
Spread p.a.	4.05%
Effective Interest Rate (EIR) p.a.	10.50%

3. What are my obligations?

Your monthly instalment(EMI) : RM 10,746.95
The total repayment amount at the end of *t* months: 644,817.01
'*t*' months = 60

	Today BLR = 6.45%		If BLR goes up 1%		If BLR goes up 2%	
Monthly Instalment (EMI):	RM	10,746.95	RM	10,746.95	RM	10,746.95
Total interest cost at the end of *t* months	RM	144,817.01	RM	159,778.22	RM	174,938.15
Total repayment amount at the end of *t* months	RM	644,817.01	RM	659,778.22	RM	674,938.15
Total repayment tenor *t* months (if keeping installment constant)		60		62		64

BIL Notification Letter Version June 2022

Standard Chartered Bank Malaysia Berhad (198401003274)
Level 22, Equatorial Plaza,
Jalan Sultan Ismail, 50250 Kuala Lumpur.
www.sc.com/my

A Standard Chartered Group Company
The Registered Office of Standard Chartered Bank Malaysia Berhad is at Level 26, Equatorial Plaza, Jalan Sultan Ismail, 50250, Kuala Lumpur.

Standard Chartered

3. What are my obligations?

a) The total interest payable, total repayment amount and the Effective Interest Rate may vary if BLR changes. For latest BLR rate, you may refer to the Bank's website. (www.sc.com/my)

b) The effective interest rate can change based on market conditions if you have taken a loan on a variable rate basis. The monthly installment we have provided you with is indicative and may change if your loan is re-priced due to changes in the BLR or your risk profile.

c) The financing amount and interest rate mentioned above are indicative and subject to change based on Bank's decision on customer's overall credit assessment.

d) Any late payment, prepayment, overpayment of monthly instalment or other changes to the terms on the facility will also change the total interest amount payable, total repayment amount and effective interest rate.

e) The monthly installment amount and total repayment amount is calculated based on the assumption that your loan will be fully disbursed during the first disbursement

f) Based on the assumption that the Facility will be fully disbursed during the first disbursement, repayment commences one (1) month after the full drawdown of the Facility. If the Facility is partially disbursed, the repayment commence one (1) month after the first drawdown of the Facility.

g) The first installment as stated above will be due one (1) month after first or full drawdown, whichever is earlier, of the Facility.

h) All approved Facility will be disbursed into the designated current account for loan repayment maintained with us.

i) In the event there is no utilization of any amount of the funds after 20 days upon disbursement, the Bank will cancel the facility and close the designated loan repayment account.

j) Loan statement will be sent every half yearly to the latest address on our records

4. What are the fees and charges I have to pay?

__Stamp Duties__
As per the Stamp Act 1949 (revised 1989)

__Structuring Fee__
RM500.00 or 1.00% on the Facility approved limit, whichever is higher, is payable upon drawdown of this facility. The Bank reserves the right to debit your loan account for facilitating the payment of the structuring fee upon drawdown of the Facility.

__Guarantee Fee (Only Applicable to CGC or SJPP)__
I/We agree and acknowledge that the Bank will include the guarantee fee into the interest rate on equal monthly instalment basis or debit to my/our loan account on due date; whichever method the Bank deems fit. In the event of early redemption, I /we may be required to reimburse the guarantee fee in full to the Bank which the Bank has paid in advance to CGC or SJPP on a yearly basis.
CGC or SJPP Guarantee Coverage – I/We understand that the CGC or SJPP guarantee coverage is up to 80% of the Facility depending on the Scheme as below:
CGC - Portfolio Guarantee (PG) : 70%
SJPP - Working Capital Guarantee Scheme (WCGS) : 70%
SJPP - PEMULIH Government Guarantee Scheme (PGGS) : 80%

5. What if I fail to fulfil my obligations to pay my loan on time on the due date?

a) Late payment charges of 1% p.a. on top of the Effective Interest Rate calculated on a daily rests basis on the amount in arrears until the arrears are settled.

b) If the amount is in arrears beyond the repayment date, we will increase the effective interest rate as below:-
i. Past due 30 – 59 days = BLR + 12.25% p.a.
ii.Past due more than 60 days = BLR + 13.25% p.a.

b) We may set-off any credit balance in the account maintained with us against any outstanding balance in this financing account.

c) Legal action will be taken if you fail to respond to reminder notices.

d) Legal action against you may affect your credit rating leading to credit being more difficult or expensive to you.

e) We have the right to outsource debt collection to an external agency and the right to sell non-performing loans (NPL) to third parties.

6. What if I fully settle the loan before its maturity?

a) Lock in period is not applicable.

b) Upon receiving your notification, we will calculate and notify you the early settlement amount payable and the latest date of payment for the amount.

c) In the final year of the facility, the Facility may be settled in full subject to at least one (1) month notice in writing.

d) The early settlement amount is a total of the scheduled principal amount of the remaining tenure plus 1 month interest, any arrears, accrued but unpaid interest, and all fees and charges in connection with the facility.

7. Do I need a guarantor or collateral?

a) Personal guarantee from key person(s) is/are required which is determined based on shareholding and credit assessment.

b) No collateral is required.

BIL Notification Letter Version June 2022

Standard Chartered Bank Malaysia Berhad (198401003274)
Level 22, Equatorial Plaza,
Jalan Sultan Ismail, 50250 Kuala Lumpur.
www.sc.com/my

A Standard Chartered Group Company
The Registered Office of Standard Chartered Bank Malaysia Berhad is at Level 26, Equatorial Plaza, Jalan Sultan Ismail, 50250, Kuala Lumpur.

Page 4 of 5

Standard Chartered

8. What do I need to do if there are changes to my contact details?
It is important that you inform us of any change in your contact details to ensure that all correspondences reach you in a timely manner. To update your contact details, you may reach us via contact center given below or visiting your nearest bank branch.

9. Where can I get assistance and redress?	
a)	If you have difficulties in making repayments and clarifications on the product features. You may contact us at Standard Chartered Bank Malaysia Berhad Tel No: 1300 888 111
b)	Alternatively, you may seek the services of Agensi Kaunseling dan Pengurusan Kredit (AKPK), an agency established by Bank Negara Malaysia to provide free services on money management, credit counseling, financial education and debt restructuring for individuals. You may contact AKPK at: Tingkat 8, Maju Junction Mall 1001, Jalan Sultan Ismail 50250 Kuala Lumpur Tel : 03-2616 7766 E-mail : enquiry@akpk.org.my
c)	If you wish to complain on the product or services provided by us, you may either: Write to us at: Standard Chartered Bank Malaysia Berhad Client Experience - Retail Banking Contact us at: Tel : Call Customer Care Hotline: +603 77118888 / 1300 888 888 (local toll-free number) E-mail : Malaysia.Feedback@sc.com If your query or complaint is not satisfactorily resolved by us, you may contact Bank Negara Malaysia LINK or TELELINK at: Block D, Bank Negara Malaysia, Jalan Dato'Onn, 50480 Kuala Lumpur. Tel : 1-300-88-5465 Fax : 03-21741515 E-mail : bnmtelelink@bnm.gov.my Small Debt Resolution Schemes (SDRS) : 1-300-88-5465 ABMConnect: 1-300-88-9980

10. Other business loan facility available	
a)	Commercial Mortgage
b)	Trade and business working capital facilities

IMPORTANT NOTE: LEGAL ACTION MAY BE TAKEN AGAINST YOU IF YOU <u>DO NOT</u> KEEP UP REPAYMENTS ON YOUR BUSINESS INSTALMENT LOAN.

The information provided in this disclosure sheet is valid as at 11/01/2023

BIL Notification Letter Version June 2022

Standard Chartered Bank Malaysia Berhad (198401003274)
Level 22, Equatorial Plaza,
Jalan Sultan Ismail, 50250 Kuala Lumpur.
www.sc.com/my

A Standard Chartered Group Company
The Registered Office of Standard Chartered Bank Malaysia Berhad is at Level 26, Equatorial Plaza, Jalan Sultan Ismail, 50250, Kuala Lumpur.

CONFIDENTIAL

Standard Chartered

Loan Repayment Table - Business Instalment Loan

Tenure (Mth)	Rate (%)	Instalment (RM)	Total Repayment Amount (RM)	Financing Amount	RM500,000.00
60 mths	10.50%	RM10,746.95	RM644,817.01	Total Interest charged	RM144,817.01

Number of Installment	Instalment	Interest	Principal	Principal Balance Outstanding	Unearned Interest	Total Repayment	Effective Interest Rate
				RM500,000.00	RM144,817.01	RM644,817.01	
1	RM10,746.95	RM4,375.00	RM6,371.95	RM493,628.05	RM140,442.01	RM634,070.06	10.50%
2	RM10,746.95	RM4,319.25	RM6,427.70	RM487,200.35	RM136,122.77	RM623,323.11	10.50%
3	RM10,746.95	RM4,263.00	RM6,483.95	RM480,716.40	RM131,859.76	RM612,576.16	10.50%
4	RM10,746.95	RM4,206.27	RM6,540.68	RM474,175.72	RM127,653.49	RM601,829.21	10.50%
5	RM10,746.95	RM4,149.04	RM6,597.91	RM467,577.80	RM123,504.46	RM591,082.26	10.50%
6	RM10,746.95	RM4,091.31	RM6,655.64	RM460,922.16	RM119,413.15	RM580,335.31	10.50%
7	RM10,746.95	RM4,033.07	RM6,713.88	RM454,208.28	RM115,380.08	RM569,588.36	10.50%
8	RM10,746.95	RM3,974.32	RM6,772.63	RM447,435.65	RM111,405.76	RM558,841.41	10.50%
9	RM10,746.95	RM3,915.06	RM6,831.89	RM440,603.76	RM107,490.70	RM548,094.46	10.50%
10	RM10,746.95	RM3,855.28	RM6,891.67	RM433,712.09	RM103,635.41	RM537,347.51	10.50%
11	RM10,746.95	RM3,794.98	RM6,951.97	RM426,760.13	RM99,840.43	RM526,600.56	10.50%
12	RM10,746.95	RM3,734.15	RM7,012.80	RM419,747.33	RM96,106.28	RM515,853.61	10.50%
13	RM10,746.95	RM3,672.79	RM7,074.16	RM412,673.16	RM92,433.49	RM505,106.66	10.50%
14	RM10,746.95	RM3,610.89	RM7,136.06	RM405,537.10	RM88,822.60	RM494,359.71	10.50%
15	RM10,746.95	RM3,548.45	RM7,198.50	RM398,338.60	RM85,274.15	RM483,612.76	10.50%
16	RM10,746.95	RM3,485.46	RM7,261.49	RM391,077.12	RM81,788.69	RM472,865.81	10.50%
17	RM10,746.95	RM3,421.92	RM7,325.03	RM383,752.09	RM78,366.77	RM462,118.86	10.50%
18	RM10,746.95	RM3,357.83	RM7,389.12	RM376,362.97	RM75,008.94	RM451,371.91	10.50%
19	RM10,746.95	RM3,293.18	RM7,453.77	RM368,909.20	RM71,715.76	RM440,624.96	10.50%
20	RM10,746.95	RM3,227.96	RM7,518.99	RM361,390.20	RM68,487.80	RM429,878.01	10.50%
21	RM10,746.95	RM3,162.16	RM7,584.79	RM353,805.42	RM65,325.64	RM419,131.06	10.50%
22	RM10,746.95	RM3,095.80	RM7,651.15	RM346,154.26	RM62,229.84	RM408,384.11	10.50%
23	RM10,746.95	RM3,028.85	RM7,718.10	RM338,436.16	RM59,200.99	RM397,637.16	10.50%
24	RM10,746.95	RM2,961.32	RM7,785.63	RM330,650.53	RM56,239.68	RM386,890.21	10.50%
25	RM10,746.95	RM2,893.19	RM7,853.76	RM322,796.77	RM53,346.48	RM376,143.26	10.50%
26	RM10,746.95	RM2,824.47	RM7,922.48	RM314,874.29	RM50,522.01	RM365,396.31	10.50%
27	RM10,746.95	RM2,755.15	RM7,991.80	RM306,882.49	RM47,766.86	RM354,649.36	10.50%
28	RM10,746.95	RM2,685.22	RM8,061.73	RM298,820.77	RM45,081.64	RM343,902.41	10.50%
29	RM10,746.95	RM2,614.68	RM8,132.27	RM290,688.50	RM42,466.96	RM333,155.46	10.50%
30	RM10,746.95	RM2,543.52	RM8,203.43	RM282,485.07	RM39,923.43	RM322,408.51	10.50%
31	RM10,746.95	RM2,471.74	RM8,275.21	RM274,209.87	RM37,451.69	RM311,661.56	10.50%
32	RM10,746.95	RM2,399.34	RM8,347.61	RM265,862.25	RM35,052.35	RM300,914.61	10.50%
33	RM10,746.95	RM2,326.29	RM8,420.66	RM257,441.60	RM32,726.06	RM290,167.66	10.50%
34	RM10,746.95	RM2,252.61	RM8,494.34	RM248,947.26	RM30,473.45	RM279,420.70	10.50%
35	RM10,746.95	RM2,178.29	RM8,568.66	RM240,378.60	RM28,295.16	RM268,673.75	10.50%
36	RM10,746.95	RM2,103.31	RM8,643.64	RM231,734.96	RM26,191.84	RM257,926.80	10.50%
37	RM10,746.95	RM2,027.68	RM8,719.27	RM223,015.69	RM24,164.16	RM247,179.85	10.50%
38	RM10,746.95	RM1,951.39	RM8,795.56	RM214,220.13	RM22,212.78	RM236,432.90	10.50%
39	RM10,746.95	RM1,874.43	RM8,872.52	RM205,347.60	RM20,338.35	RM225,685.95	10.50%
40	RM10,746.95	RM1,796.79	RM8,950.16	RM196,397.45	RM18,541.56	RM214,939.00	10.50%
41	RM10,746.95	RM1,718.48	RM9,028.47	RM187,368.97	RM16,823.08	RM204,192.05	10.50%
42	RM10,746.95	RM1,639.48	RM9,107.47	RM178,261.50	RM15,183.60	RM193,445.10	10.50%
43	RM10,746.95	RM1,559.79	RM9,187.16	RM169,074.34	RM13,623.81	RM182,698.15	10.50%
44	RM10,746.95	RM1,479.40	RM9,267.55	RM159,806.79	RM12,144.41	RM171,951.20	10.50%
45	RM10,746.95	RM1,398.31	RM9,348.64	RM150,458.15	RM10,746.10	RM161,204.25	10.50%
46	RM10,746.95	RM1,316.51	RM9,430.44	RM141,027.71	RM9,429.59	RM150,457.30	10.50%
47	RM10,746.95	RM1,233.99	RM9,512.96	RM131,514.75	RM8,195.60	RM139,710.35	10.50%
48	RM10,746.95	RM1,150.75	RM9,596.20	RM121,918.55	RM7,044.85	RM128,963.40	10.50%
49	RM10,746.95	RM1,066.79	RM9,680.16	RM112,238.39	RM5,978.06	RM118,216.45	10.50%
50	RM10,746.95	RM982.09	RM9,764.86	RM102,473.53	RM4,995.98	RM107,469.50	10.50%
51	RM10,746.95	RM896.64	RM9,850.31	RM92,623.22	RM4,099.33	RM96,722.55	10.50%
52	RM10,746.95	RM810.45	RM9,936.50	RM82,686.72	RM3,288.88	RM85,975.60	10.50%
53	RM10,746.95	RM723.51	RM10,023.44	RM72,663.28	RM2,565.37	RM75,228.65	10.50%
54	RM10,746.95	RM635.80	RM10,111.15	RM62,552.14	RM1,929.57	RM64,481.70	10.50%
55	RM10,746.95	RM547.33	RM10,199.62	RM52,352.52	RM1,382.23	RM53,734.75	10.50%
56	RM10,746.95	RM458.08	RM10,288.87	RM42,063.65	RM924.15	RM42,987.80	10.50%
57	RM10,746.95	RM368.06	RM10,378.89	RM31,684.76	RM556.09	RM32,240.85	10.50%
58	RM10,746.95	RM277.24	RM10,469.71	RM21,215.05	RM278.85	RM21,493.90	10.50%
59	RM10,746.95	RM185.63	RM10,561.32	RM10,653.73	RM93.22	RM10,746.95	10.50%
60	RM10,746.95	RM93.22	RM10,653.73	RM0.00	RM0.00	-RM0.00	10.50%

FOR STANDARD CHARTERED BANK (REG NO. 115793 P) PETALING JAYA

MANAGER

Fatim Jaliah
Client Service Executive
SCBMB PJ Branch
Peoplewise ID: 1399088

11/8/23

standard chartered

BUSINESS CLIENT

BUSINESS INSTALMENT LOAN/BIZFINANCING-I APPLICATION FORM / BORANG PERMOHONAN PINJAMAN ANSURAN PERNIAGAAN/BIZFINANCING-I

CUSTOMER'S INFORMATION / MAKLUMAT PELANGGAN

Entity of Customer / Nama Pelanggan: CL TECHNOLOGIES INTERNATIONAL SDN BHD

Company / Business Registration No. / No. Pendaftaran Syarikat / Perniagaan
New / Baru: 201901005005
Old / Lama: 1314332U

Date of Incorporation / Tarikh Penubuhan: 14/2/2019
Years in Operations / Tahun Beroperasi: 3

Group of Company (if Part of Group = Y) / Kumpulan Syarikat (jika Sebahagian daripada Kumpulan = Y)

Part of Group / Sebahagian daripada Kumpulan: ☐ Yes / Ya ☑ No / Tidak

Entity Type (Tick ✓) / Jenis Entiti (Tanda ✓)
- ☑ Private Limited Company / Syarikat Sendirian Berhad
- ☐ Partnership / Perkongsian
  Do you have a Partnership Agreement/deed? ☐ Yes / ☐ No (Please provide Partnership Agreement/deed if applicable)
  Adakah anda mempunyai Perjanjian Surat Perkongsian? ☐ Ya / ☐ Tidak (Sila sertakan Perjanjian/Surat Ikatan Perkongsian jika perlu)
- ☐ Sole Proprietorship / Pemilikan Tunggal
- ☐ Others / Lain-lain

Nature of Business / Sifat Perniagaan: IT SOFTWARE DEVELOPMENT

GST Reference Number / Nombor Rujukan GST:

Annual Sales Turnover / Pusingan Jualan Tahunan: RM 3044064 Year / Tahun 2022

Aggregated Group Annual Sales Turnover (if Group Company is tick ✓) / Pusingan Jualan Tahunan Agregat Kumpulan (jika Kumpulan Syarikat telah ditanda ✓): RM 3044064 Year / Tahun 2022

No. of Full Time Employees / Bilangan Pekerja Sepenuh Masa 12

Other financial commitments (e.g. with cooperatives, building societies, credit companies and merchants that provide lending/financing facilities) / Komitmen kewangan selain dari institusi perbankan (contoh: koperasi, persatuan pembinaan, syarikat kredit yang memberi perkhidmatan pinjaman/pembiayaan)

For sole proprietorship applicant / Bagi pemohonan pemilik tunggal: RM ______ per annum / setahun

For Customer / Bagi Pelanggan:

Name of Financial Institution/Money Lender / Nama Institusi Kewangan/Peminjam Wang	Facility Type / Jenis Kemudahan	Monthly Instalment (RM) / Ansuran Bulanan (RM)	Limit/Outstanding (RM) / Had/Baki (RM)

(Attach additional copies of this section if necessary) / (Lampirkan salinan tambahan untuk bahagian ini jika perlu)

Residency Status / Taraf Pemastautin: ☑ Resident / Pemastautin ☐ Non Resident / Bukan Pemastautin

If Resident is selected / Jika Pemastautin dipilih:
- ☐ Bumiputra Controlled / Di Bawah Kawalan Bumiputera
- ☑ Non-Bumiputra Controlled / Bukan Di Bawah Kawalan Bumiputera
- ☐ Non Resident Controlled / Di Bawah Kawalan Bukan Pemastautin
- ☐ Federal/Government Controlled / Di Bawah Kawalan Persekutuan/Kerajaan
- ☐ Other Government Controlled / Di Bawah Kawalan Kerajaan Selainnya
- ☐ Financial Public Enterprise / Perusahaan Kewangan Awam
- ☐ Non-Financial Public Enterprise / Bukan Perusahaan Kewangan Awam

Resident means / Pemastautin bermaksud:

a. A body corporate incorporated or established, or registered with or approved by any authority, in Malaysia. / Pertubuhan yang diperbadankan atau ditubuhkan atau didaftarkan dengan atau diluluskan oleh mana-mana pihak berkuasa di Malaysia.

b. An unincorporated body registered with or approved by any authority in Malaysia. / Pertubuhan yang tidak diperbadankan yang didaftarkan dengan atau diluluskan oleh mana-mana pihak berkuasa di Malaysia.

c. The Government or any State Government. / Kerajaan atau mana-mana Kerajaan Negeri.

d. Any other person as may be specified by the Central Bank to be a resident. / Mana-mana orang lain yang mungkin ditentukan oleh pihak Bank Negara Malaysia sebagai pemastautin.

Note: An entity is considered Bumiputra Controlled if the total shareholding by Bumiputras is more than 50%. / Nota: Entiti dianggap di bawah kawalan Bumiputera jika jumlah pemegangan saham Bumiputera melebihi 50%.

BB CIL / Bizfinancing-i CIF Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022118)
sc.com/my

Page 1 of 23

CUSTOMER'S CONTACT DETAILS / BUTIRAN HUBUNGAN PELANGGAN

Business Registration Address / Alamat Pendaftaran Perniagaan		Operating Address / Alamat Beroperasi	
61 LEBOH UNTA TAMAN BERKELEY KLANG SELANGOR	[ ] If Mailing Address Tick ✓ / Jika Alamat Surat Menyurat Tanda ✓ Poscode / Poskod 41150	10-2 JALAN TANJUNG SD 13/2 BANDAR SRI DAMANSARA KUALA LUMPUR W.P., KUALA LUMPUR	✓ If Mailing Address Tick ✓ / Jika Alamat Surat Menyurat Tanda ✓ Poscode / Poskod 52200
Contact Number / No. Telefon	Fax Number / No. Faks	Contact Number / No. Telefon 6017-7933138	Fax Number / No. Faks
E-mail / E-mel		E-mail / E-mel kevin ng@sagtech.biz	

FINANCING REQUIREMENTS APPLIED / KEPERLUAN PEMBIAYAAN DIMOHON

FINANCING REQUIRED / KEPERLUAN PEMBIAYAAN

Financing Amount / Amaun Pembiayaan	RM 500,000.00
Tenure / Tempoh	60 MONTHS

PRODUCT TYPE (Tick ✓) / JENIS PRODUK (Tanda ✓)

BIL Conventional / BIL Konvensional Scheme / Skim / Package / Pakej		[ ]
BIL - CGC / BIL - CGC Scheme / Skim / Package / Pakej	CGC	[✓]
BIL - SJPP / BIL - SJPP Scheme / Skim / Package / Pakej		[ ]
BizFinancing-i / BizFinancing-i Scheme / Skim / Package / Pakej		[ ]
BizFinancing-i CGC / BizFinancing-i CGC Scheme / Skim / Package / Pakej		[ ]
BizFinancing-i SJPP / BizFinancing-i SJPP Scheme / Skim / Package / Pakej		[ ]

FOR BIZFINANCING-I / UNTUK BIZFINANCING-I:

1. The BizFinancing-i (BF-i) Monthly Instalment is calculated based on the approved facility over the Tenure plus profit which is calculated at Ceiling Profit Rate ("CPR") on a monthly rest basis (reducing balance). The BizFinancing-i (BF-i) is based on variable rate and it comes with Ceiling Profit Rate and Effective Profit Rate ("EPR"). Throughout the tenure, your Ceiling Profit Rate will be fixed. The Bank shall grant a rebate (ibra') in the event the amount of profit calculated based on a margin above the Bank's Base Financing Rate ("BFR") (Effective Profit Rate) is lower than the amount of profit calculated based on the contracted CPR. The rebate (ibra') will be provided on monthly basis. BF-i Monthly Instalment will be duly conveyed to me/us through a telephone call, writing or any other method as approved by the Bank once application has been approved and the Facility is accepted by me/us. A notification letter confirming the monthly instalment will also be sent thereafter. The BF-i Monthly Instalment shall be dependent on the Bank's due credit process and/or my/our profile or creditworthiness / Ansuran Bulanan BizFinancing-i (BF-i) dikira berdasarkan kemudahan yang diluluskan atas Tempoh dan ditambah dengan keuntungan yang dikira berdasarkan Kadar Keuntungan Siling ("KKS") pada asas bulanan (pengurangan baki). BizFinancing-i berasaskan pada kadar boleh ubah dan ia mengandungi Kadar Keuntungan Siling dan Kadar Keuntungan Efektif ("KKE"). Sepanjang tempoh pembiayaan, Kadar Keuntungan Siling anda adalah tetap. Pihak Bank akan memberi rebat (ibra') dalam situasi jumlah keuntungan yang dikira berdasarkan margin ke atas Kadar Pembiayaan Asas ("KPA") adalah lebih rendah daripada jumlah keuntungan yang dikira berdasarkan KKS yang terikat. Rebat (ibra') akan diberikan pada setiap bulan. Ansuran Bulanan BF-i akan disampaikan dengan sewajarnya kepada saya/kami melalui panggilan telefon, bertulis atau apa-apa kaedah lain yang diluluskan oleh Bank sebaik sahaja permohonan telah diluluskan dan Kemudahan diterima oleh saya/kami. Surat pemberitahuan mengesahkan ansuran bulanan juga akan dihantar selepas itu. Ansuran Bulanan BF-i adalah bergantung kepada proses kredit Bank dan/atau profil kredit saya/kami.
2. Any amount under the facility which is repaid shall not be re-disbursed or be available for subsequent financing / Mana-mana jumlah di bawah kemudahan ini yang terdahulu tidak boleh dibayar semula atau boleh didapati untuk pembiayaan berikutnya.
3. In the event of early settlement, I/we agree that the Bank will grant rebate ('Ibra') on the Selling Price as per outlined in the Standard Terms and Conditions as well as the scenarios and formula outlined in the Bank's Schedule of Payments and Ibra' Calculation, or according to any other method that is approved by Bank Negara Malaysia / Dalam situasi penyelesaian awal, saya/kami bersetuju bahawa Bank akan memberi rebat (Ibra') pada Harga Jualan seperti yang digariskan dalam Terma dan Syarat Standard, serta scenario dan formula yang digariskan dalam Jadual Pembayaran Bank dan Pengiraan Ibra', atau mengikut apa-apa kaedah lain yang diluluskan oleh Bank Negara Malaysia.

Note: BizFinancing-i approved amount and/or tenure may differ from the amount and/or tenure indicated above and is subject to the Bank's due credit process. Upon your acceptance, BizFinancing-i approved amount will be deposited directly into the Saadiq Standing Instruction account opened (defined in the Terms and Conditions governing this Facility).

Nota: Jumlah BizFinancing-i yang diluluskan dan/atau tempoh mungkin berbeza daripada jumlah dan/atau tempoh yang dinyatakan di atas dan tertakluk kepada proses kredit Bank. Jumlah BizFinancing-i yang diluluskan akan dimasukkan terus ke dalam akaun Saadiq Tetap Arahan yang dibuka (yang ditakrifkan dalam Terma dan Syarat kemudahan ini).

Sale Price / Harga Jualan	RM	Financing Tenure / Tempoh Pembiayaan		months / bulan
Purchase Price / Harga Belian	RM	Monthly Instalment / Ansuran Bulanan	RM	

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg. No. 200801022718)
sc.com/my

BL CGC / BizFinancing-i CGC Form Version March 2022

Page 2 of 23

LOAN/FINANCING PURPOSE & SECTOR / TUJUAN PINJAMAN/PEMBIAYAAN & SEKTOR

Purpose of loan/financing (tick one or more if applicable) / Tujuan pinjaman/pembiayaan (tandakan satu atau lebih jika berkenaan):

- ☐ CAPEX / CAPEX
- ☑ Working Capital Requirement / Keperluan Modal Kerja
- ☐ Modernisation Purpose / Tujuan Pemodenan
- ☐ Others / Lain-lain ____________

Sector / Sektor

- ☐ Agriculture Companies / Syarikat-syarikat Pertanian
- ☐ Green Technology Companies / Syarikat-syarikat Teknologi Hijau
- ☐ Biotechnology Companies / Syarikat-syarikat Bioteknologi
- ☐ Innovative Companies / Syarikat-syarikat Inovatif
- ☐ Intellectual Property Rights (IP) / Hak Harta Intelek (IP)
- ☐ InnoCERT certification / Persijilan InnoCERT
- ☐ MSC Status / Status MSC

FEES & CHARGES / FI & CAJ

1. **Stamp Duty Fee** As per the Stamp Act 1949 (revised 1989) / **Fi Duti Setem** Mengikut Akta Setem 1949 (disemak semula 1989):
   0.5% on the facility approved limit is payable upon disbursement of this loan/financing facility
   0.5% atas had Kemudahan yang diluluskan perlu dibayar apabila kemudahan pinjaman/pembiayaan ini dilepaskan
2. **Structuring Fee** (only applicable for BIL) / **Fi Penstrukturan** (hanya terpakai untuk PAP):
   RM500.00 or 1.00% on the Facility approved limit, whichever is higher, is payable upon disbursement
   RM500.00 or 1.00% atas had Kemudahan yang diluluskan, yang mana lebih tinggi, perlu dibayar selepas kemudahan pinjaman ini dilepaskan.
3. **(A) Default Rate** (only applicable for BIL) / **Kadar Faedah Ingkar** (hanya terpakai untuk PAP):
   Any defaults in the payment shall be subjected to compensation for late payment on the arrears at a rate of 1% per annum on top of the Effective Interest Rate calculated on a daily rest basis (non-compounding) or any other rate as shall be stipulated by BNM from time to time. / Sekiranya keingkaran bayaran adalah tertakluk kepada pampasan untuk kelewatan bayaran atas tunggakan pada kadar 1% setahun di atas Kadar Faedah Efektif dikira atas dasar baki harian (bukan pengkompaunan) atau sebarang kadar lain yang akan ditetapkan oleh BNM dari semasa ke semasa.

   (B) Punitive Pricing (only applicable for BIL) / **Harga punitif** (hanya terpakai untuk PAP):
   If the amount is in arrears beyond the repayment date, we will increase the effective interest rate as below:
   a. Past due 30 - 59 days = BLR + 12.25% p.a.
   b. Past due more than 60 days = BLR + 13.25% p.a.

   Sekiranya amaun tunggakan melebihi tarikh pembayaran balik, kami akan meningkatkan kadar faedah efektif seperti berikut:
   a. Melebihi tempoh 30 - 59 hari = BLR + 12.25% p.a.
   b. Melebihi tempoh 60 hari = BLR + 13.25% p.a.
4. **Late Payment Compensation Charges** (only applicable for BF-i) / **Caj Pampasan Bayaran Lewat** (hanya terpakai untuk BF-i):
   Any defaults in the payment shall be subjected to compensation for late payment on the arrears at a rate of 1% per annum calculated on a daily rest basis (non-compounding) or any other rate as shall be stipulated by BNM from time to time. / Sebarang keingkaran bayaran adalah tertakluk kepada pampasan untuk kelewatan bayaran atas tunggakan pada kadar 1% setahun dikira atas dasar baki harian (bukan pengkompaunan) atau sebarang kadar lain yang akan ditetapkan oleh BNM dari semasa ke semasa.

   In the event of non-payment (whether principal and/or profit) upon expiry of the tenor of the Facilities, the Bank reserves the rights to impose the current prevailing rate based on the Islamic Interbank Money Market (IIMM) or any other rate as shall be stipulated by BNM from time to time on the amount(s) overdue, accruing from the due date up to the date of full settlement. Notwithstanding the above, the amount of compensation shall not be compounded. / Sekiranya pembayaran (sama ada prinsipal dan/atau keuntungan) tidak dilakukan apabila tamat tempoh Kemudahan, Bank berhak untuk mengenakan kadar lazim semasa berdasarkan Pasaran Wang Antara Bank Islam (IIMM) atau apa-apa kadar lain sebagaimana yang ditetapkan oleh BNM dari masa ke semasa atas jumlah tertangguh, yang terakru dari tarikh kena dibayar sehingga tarikh penyelesaian penuh. Walaubagaimanapun, jumlah pampasan tidak boleh dikompaun.
5. **Additional terms and conditions applicable for "BIL/BizFinancing-i with CGC or SJPP guarantee" application ONLY. / Terma dan syarat tambahan untuk permohonan "BIL/BizFinancing-i dengan jaminan CGC atau SJPP" SAHAJA.**
   I/We agree and acknowledge that the Bank will include this guarantee fee into the interest rate/profit rate on equal monthly instalment basis or debit to my/our loan/financing account on due date, whichever method the Bank deems fit. In the event of early redemption, I am/we are required to reimburse the guarantee fee in full to the Bank which the Bank has paid in advance to CGC or SJPP on a yearly basis. / Saya/Kami bersetuju dan beraku bahawa Bank akan memasukkan yuran jaminan ini ke dalam kadar faedah/kadar keuntungan atas purata ansuran bulanan atau debit kepada akaun pinjaman/pembiayaan saya/kami pada tarikh akhir; mana-mana cara yang dirasakan sesuai oleh Bank. Sekiranya berlaku penebusan awal, saya/kami dikehendaki menebus yuran jaminan secara penuh kepada pihak Bank bayaran pendahuluan yang telah dibayar oleh pihak Bank kepada CGC atau SJPP secara tahunan.
   CGC or SJPP Guarantee Coverage - I/We understand that the CGC or SJPP guarantee coverage is up to 80% of the Facility depending on the scheme. / Liputan Jaminan CGC atau SJPP - Saya/Kami faham bahawa liputan jaminan CGC atau SJPP adalah sehingga 80% daripada Kemudahan tertakluk pada skim.

Designated Current Account-i (only applicable for BF-i) / **Akaun Semasa-i yang Ditetapkan** (hanya untuk BF-i):

Upon the Bank's approval of my/our application for BizFinancing-i (the "Facility"), I/we authorise the Bank: / Setelah mendapat kelulusan Bank bagi permohonan saya/kami untuk BizFinancing-i ("Kemudahan"), saya/kami memberi kebenaran kepada Bank:

(i) to open a new current account under my/our name(s) ("Designated Current Account-i"); / untuk membuka akaun semasa yang baru dibawah nama saya/kami ("Akaun Semasa-i yang Ditetapkan");
(ii) to disburse the BizFinancing-i approved amount into the Designated Current Account-i; / untuk pembayaran jumlah BizFinancing-i yang diluluskan ke dalam Akaun Semasa-i yang Ditetapkan;
(iii) to debit from the Designated Current Account-i on a monthly basis for the Monthly Instalment as payment for the BizFinancing-i, and / untuk debit daripada Akaun Semasa-i yang Ditetapkan pada setiap bulan bagi Ansuran Bulanan sebagai bayaran untuk BizFinancing-i; dan
(iv) in accordance to the BizFinancing-i terms of the Facility. If I/we do not utilise the amount disbursed in part or in full, OR perform any banking activity on the Designated Current Account-i within twenty (20) days from the Date of Disbursement ("cooling off period"), the Bank has the right to close the Designated Current Account-i through early settlement of the outstanding amount and make the payment to the Bank using the proceeds from the Designated Current Account-i at no further cost to you. In respect of this agreed cooling-off period, time is of the essence. / mengikut terma Kemudahan. Jika saya/kami tidak menggunakan jumlah yang dikeluarkan sama ada sebahagian atau sepenuhnya, ATAU melakukan apa-apa aktiviti perbankan pada Akaun Semasa-i yang Ditetapkan dalam tempoh masa dua puluh (20) hari dari Tarikh Pengeluaran ("tempoh bertenang"), Bank mempunyai hak untuk menutup Akaun Semasa-i yang Ditetapkan melalui penyelesaian awal jumlah tertunggak dan membuat pembayaran kepada Bank menggunakan hasil dari Akaun Semasa-i yang Ditetapkan tanpa kos tambahan kepada anda. Berhubung tempoh penyesuaian yang disepakati ini, masa adalah intipati.

RE GK / BizFinancing-i Bill Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022116)
sc.com/my

Page 1 of 13

SHORT MESSAGING SERVICE (SMS) NOTIFICATION ("SMS ALERT SERVICE") / PEMAKLUMAN SISTEM PESANAN RINGKAS (SMS) ("KHIDMAT MAKLUMAN SMS")

I/We agree to receive SMS notifications from the Bank including from its Parent Company, any SCBMB/SCSB branch, related associate, agent or representative. I/We also agree to immediately inform the Bank if there is any change in the particulars of the authorised person. The following are the particulars of the authorised person to receive SMS notifications on the Approval of the Financing Facility. / Saya/Kami bersetuju untuk menerima makluman SMS dari Bank, termasuk dari Syarikat Induk, mana mana cawangan SCBMB/SCSB, sekutu berkaitan, ejen atau wakil. Saya/Kami juga bersetuju untuk memaklumkan Bank dengan segera jika ada sebarang perubahan maklumat orang yang diberi kuasa. Berikut adalah butir-butir orang yang diberi kuasa untuk menerima makluman SMS mengenai status Kemudahan Pembiayaan yang Diluluskan.

Name Of Authorised Recipient / Nama Penerima Yang Diberi Kuasa: NG CHEN LOK

Title Of Authorised Recipient / Jawatan Penerima Yang Diberi Kuasa: DIRECTOR

Handphone No. / No. Telefon Bimbit: 6 0 1 7 7 9 3 3 1 3 8

SHAREHOLDER'S / GUARANTOR'S / KEY PERSON'S INFORMATION / MAKLUMAT PEMEGANG SAHAM / PENJAMIN / INDIVIDU UTAMA

Name (as per NRIC/Passport) / Nama (Seperti dalam KP/ Pasport)	☑ Contact Person / Orang untuk dihubungi ☑ To receive SMS / Untuk menerima SMS (Tick √ only 1 person) / (Tanda √ untuk 1 orang sahaja) NG CHEN LOK	☐ Contact Person / Orang untuk dihubungi ☐ To receive SMS / Untuk menerima SMS (Tick √ only 1 person) / (Tanda √ untuk 1 orang sahaja) TAN CHIN LAN	☐ Contact Person / Orang untuk dihubungi ☐ To receive SMS / Untuk menerima SMS (Tick √ only 1 person) / (Tanda √ untuk 1 orang sahaja) YONG AVON
Business Ownership / Pemilikan Perniagaan	☐ Owner / Pemilik ☑ Shareholder / Pemegang Saham ☑ Director / Pengarah ☐ Partner / Rakan Kongsi ☑ Key Person / Individu Utama ☑ Guarantor / Penjamin	☐ Owner / Pemilik ☑ Shareholder / Pemegang Saham ☐ Director / Pengarah ☐ Partner / Rakan Kongsi ☐ Key Person / Individu Utama ☐ Guarantor / Penjamin	☐ Owner / Pemilik ☑ Shareholder / Pemegang Saham ☐ Director / Pengarah ☐ Partner / Rakan Kongsi ☐ Key Person / Individu Utama ☐ Guarantor / Penjamin
Position in / Jawatan di	DIRECTOR	SHAREHOLDER	SHAREHOLDER
NRIC No. / No. Kad Pengenalan (New / Baru)	870203-06-5701	590301-10-7016	780308-14-5928
(Old / Lama)			
Gender / Jantina	MALE	FEMALE	FEMALE
Nationality / Kewarganegaraan	MALAYSIAN	MALAYSIAN	MALAYSIAN
Marital Status / Taraf Perkahwinan	MARRIED	MARRIED	MARRIED
Years in company / Tahun di syarikat	3	3	3
Address / Alamat	64 JLN UDANG GANTUNG 8 TMN MEGAH KEPONG 52100 KUALA LUMPUR	NO. 22 JALAN SL 14/2 BANDAR SG LONG 43000 KAJANG SELANGOR	NO. 64 JALAN UDANG GANTUNG 8 TAMAN MEGAH KEPONG BARU 52100 KEPONG W.P. KUALA LUMPUR
Telephone No. / No. Telefon	6017-7933138		
Mobile No. / No. Telefon Bimbit	6017-7933138		
E-mail / E-mel	kevin.ng@sagtech.biz		
Shareholding / Pegangan Saham (No. & %)	300,051/84.84%	1280/0.36%	9,120.00/2.58%
Residency Status / Taraf Pemastautin	Resident / Pemastautin ☐ Bumiputra / Bumiputera ☑ Non Bumiputra / Bukan Bumiputera	Resident / Pemastautin ☐ Bumiputra / Bumiputera ☑ Non Bumiputra / Bukan Bumiputera	Resident / Pemastautin ☐ Bumiputra / Bumiputera ☑ Non Bumiputra / Bukan Bumiputera

BB GB / Borrowing - GB Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022118)
sc.com/my

Page 4 of 23

Resident means / Pemastautin bermaksud

a. A citizen of Malaysia, excluding a citizen who has obtained permanent resident status in a country or a territory outside of Malaysia and is residing outside of Malaysia / Warganegara Malaysia tidak termasuk orang yang telah memperoleh status pemastautin tetap bagi wilayah di luar Malaysia dan sedang menetap di luar Negara

c. A non-citizen of Malaysia who has obtained permanent resident status in Malaysia and is ordinarily residing in Malaysia. / Bukan warganegara yang telah memperoleh status pemastautin tetap di Malaysia dan tinggal secara tetap di Malaysia.

Any other person or entity as specified by the Central Bank to be a resident / Mana-mana orang lain yang mungkin ditentukan oleh pihak Bank Negara Malaysia sebagai pemastautin

Note: An entity is considered Bumiputra Controlled if the total shareholding by Bumiputras is more than 50%. / Nota: Entiti dianggap di bawah kawalan Bumiputera jika jumlah pemegangan saham Bumiputera melebihi 50%

Declared Monthly Income / Pendapatan Bulanan Yang Diisytiharkan	RM 10 000 00	RM 5000 00	RM 5000.00
Employment Type / Jenis Pekerjaan	[ ] Self Employed / Bekerja Sendiri [✓] Salaried (Employer / Controller / Director) / Bergaji (Majikan / Pengawal / Pengarah) [ ] Salaried (Staff) / Bergaji (Pekerja) [ ] Unemployed / Tidak Bekerja [ ] Others / Lain-lain: ______	[ ] Self Employed / Bekerja Sendiri [✓] Salaried (Employer / Controller / Director) / Bergaji (Majikan / Pengawal / Pengarah) [ ] Salaried (Staff) / Bergaji (Pekerja) [ ] Unemployed / Tidak Bekerja [ ] Others / Lain-lain: ______	[ ] Self Employed / Bekerja Sendiri [✓] Salaried (Employer / Controller / Director) / Bergaji (Majikan / Pengawal / Pengarah) [ ] Salaried (Staff) / Bergaji (Pekerja) [ ] Unemployed / Tidak Bekerja [ ] Others / Lain-lain: ______

FOR SOLE PROPRIETOR ONLY. Declaration on Politically Exposed Person (PEP) / UNTUK PERNIAGAAN MILIKAN TUNGGAL SAHAJA. Perakuan mengenai Orang yang Terdedah kepada Politik (PEP)

I am / Saya adalah:

☐ not a PEP / bukan seorang PEP ☐ a PEP[1] / seorang PEP[1] ☐ a former PEP[1] / bekas seorang PEP[1]

☐ Family Members[2] of PEP / Ahli Keluarga[2] PEP
Please state relationship / Sila nyatakan hubungan: ______

☐ Close Associates[3] of PEP based on the below relationship type / Rakan Rapat[3] PEP berdasarkan jenis perhubungan di bawah

☐ Financially dependent individuals e.g. person salaried by the PEP / Individu yang bergantung secara kewangan seperti orang yang digajikan oleh PEP: ______

☐ Business partners/work colleagues/friends of PEP/others / Rakan perniagaan/rakan sekerja/sahabat PEP/lain-lain: ______

[1] Politically exposed person (PEP) / Orang yang terdedah kepada politik (PEP)

An individual with a high profile political role, or who has been entrusted with a prominent public function, including / Individu dengan peranan politik berprofil tinggi, atau yang telah diamanahkan dengan tugas awam utama, termasuk:

- Head & deputy heads of state or government / Ketua & timbalan ketua negeri atau kerajaan
- Senior politicians / Ahli politik kanan
- Senior government (includes federal, state and local government) / Pegawai kanan kerajaan (termasuk kerajaan persekutuan, negeri dan tempatan)
- Judicial or military officials / Pegawai perundangan atau ketenteraan
- Senior executives of state-owned corporations, important political party official / Eksekutif kanan perbadanan milik kerajaan, [illegible] penting parti politik

[2] Family Members of PEP / Ahli Keluarga PEP

An individual who is related to a PEP either directly (consanguinity) or through marriage. A family member in this context includes / Individu yang berkait dengan PEP sama ada secara langsung (pertalian darah) atau melalui perkahwinan. Ahli keluarga dalam konteks ini termasuk:

- Parents / Ibu bapa;
- Child / Anak;
- Sibling / Adik beradik;
- Or spouse's parents / Atau ibu bapa mertua
- Spouse / Suami/Isteri

For both biological or non-biological relationship / Untuk kedua-dua perhubungan biologi atau bukan-biologi.

[3] Close Associates of PEP / Rakan Rapat PEP

An individual who is closely connected to a PEP either socially or professionally. A close associate in this context includes / Individu yang berkait rapat dengan PEP sama ada secara sosial atau profesional. Rakan rapat dalam konteks ini termasuk:

- Extended family members e.g. relatives (for both biological or non-biological relationship) / Ahli keluarga besar contohnya saudara-mara (untuk kedua-dua perhubungan biologi atau bukan-biologi);
- Financially dependent individuals e.g. person salaried by the PEP such as drivers, bodyguards, secretaries / Individu yang bergantung secara kewangan contohnya orang yang digajikan oleh PEP seperti pemandu, pengawal peribadi, setiausaha;
- Business partners or associates of the PEP / Rakan kongsi atau sekutu perniagaan PEP.
- Prominent members of the same organisation as the PEP / Ahli penting organisasi yang sama seperti PEP.
- Individual working closely with the PEP e.g. work colleagues; or / Individu yang bekerja rapat dengan PEP contohnya rakan sekerja; atau
- Close friends / Rakan rapat.

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801027118)
sc.com/my

Page 5 of 23

Bill Gill / Bil Rumsing Gift Form, Version March 2021

SHORT MESSAGING SERVICE (SMS) NOTIFICATION ("SMS ALERT SERVICE") / PEMAKLUMAN SISTEM PESANAN RINGKAS (SMS) ("KHIDMAT MAKLUMAN SMS")

I/We agree to receive SMS notifications from the Bank, including from its Parent Company, any SCBMB/SCSB branch, related associate, agent or representative. I/We also agree to immediately inform the Bank if there is any change in the particulars of the authorised person. The following are the particulars of the authorised person to receive SMS notifications on the Approval of the Financing Facility. / Saya/Kami bersetuju untuk menerima makluman SMS dari Bank, termasuk dari Syarikat Induk, mana-mana cawangan SCBMB/SCSB, sekutu berkaitan, ejen atau wakil. Saya/Kami juga bersetuju untuk memaklumkan Bank dengan segera jika ada sebarang perubahan maklumat orang yang diberi kuasa. Berikut adalah butir-butir orang yang diberi kuasa untuk menerima makluman SMS mengenai status Kemudahan Pembiayaan yang Diluluskan

Name Of Authorised Recipient / Nama Penerima Yang Diberi Kuasa: NG CHEN LOK

Title Of Authorised Recipient / Jawatan Penerima Yang Diberi Kuasa: DIRECTOR

Handphone No. / No. Telefon Bimbit: 6 0 1 7 7 9 3 3 1 3 8

SHAREHOLDER'S / GUARANTOR'S / KEY PERSON'S INFORMATION / MAKLUMAT PEMEGANG SAHAM / PENJAMIN / INDIVIDU UTAMA

Name (as per NRIC/Passport) / Nama (Seperti dalam KP/ Pasport)	☐ Contact Person / Orang untuk dihubungi ☐ To receive SMS / Untuk menerima SMS (Tick √ only 1 person) / (Tanda √ untuk 1 orang sahaja) YONG JENNY	☐ Contact Person / Orang untuk dihubungi ☐ To receive SMS / Untuk menerima SMS (Tick √ only 1 person) / (Tanda √ untuk 1 orang sahaja) YONG CHEN YOONG	☐ Contact Person / Orang untuk dihubungi ☐ To receive SMS / Untuk menerima SMS (Tick √ only 1 person) / (Tanda √ untuk 1 orang sahaja) LOONG KAM SENG
Business Ownership / Pemilikan Perniagaan	☐ Owner / Pemilik ☑ Shareholder / Pemegang Saham ☐ Director / Pengarah ☐ Partner / Rakan Kongsi ☐ Key Person / Individu Utama ☐ Guarantor / Penjamin	☐ Owner / Pemilik ☑ Shareholder / Pemegang Saham ☐ Director / Pengarah ☐ Partner / Rakan Kongsi ☐ Key Person / Individu Utama ☐ Guarantor / Penjamin	☐ Owner / Pemilik ☑ Shareholder / Pemegang Saham ☐ Director / Pengarah ☐ Partner / Rakan Kongsi ☐ Key Person / Individu Utama ☐ Guarantor / Penjamin
Position in / Jawatan di	SHAREHOLDER	SHAREHOLDER	SHAREHOLDER
NRIC No. / No. Kad Pengenalan (New / Baru)	810622-14-6114	850305-14-5501	880719-14-5405
(Old / Lama)			
Gender / Jantina	FEMALE	MALE	MALE
Nationality / Kewarganegaraan	MALAYSIAN	MALAYSIAN	MALAYSIAN
Marital Status / Taraf Perkahwinan	MARRIED	MARRIED	MARRIED
Years in company / Tahun di syarikat	3	3	3
Address / Alamat	NO. 933 JALAN KUANG GUNUNG TAMAN KEPONG 52100 KEPONG W.P. KUALA LUMPUR	933 JALAN KUANG GUNUNG TAMAN KEPONG 52100 KEPONG W.P. KUALA LUMPUR	NO. 22 JALAN SL 14/2 BANDAR SG LONG 43000 KAJANG SELANGOR
Telephone No. / No. Telefon			
Mobile No. / No. Telefon Bimbit			
E-mail / E-mel			
Shareholding / Pegangan Saham (No. & %)	4,560/1.29%	7,320/2.07%	1,260/0.36%
Residency Status / Taraf Pemastautin	Resident / Pemastautin ☐ Bumiputra / Bumiputera ☑ Non Bumiputra / Bukan Bumiputera	Resident / Pemastautin ☐ Bumiputra / Bumiputera ☑ Non Bumiputra / Bukan Bumiputera	Resident / Pemastautin ☐ Bumiputra / Bumiputera ☑ Non-Bumiputra / Bukan Bumiputera

EB GB / Referencing GF Form Version March 2017

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg. No. 200801022178)
sc.com/my

Page 4 of 23

Resident means / Pemastautin bermaksud

i. A citizen of Malaysia, excluding a citizen who has obtained permanent resident status in a country or a territory outside of Malaysia and is residing outside of Malaysia. / Warganegara Malaysia tidak termasuk orang yang telah memperoleh status pemastautin tetap bagi wilayah di luar Malaysia dan sedang menetap di luar Negara.

ii. A non-citizen of Malaysia who has obtained permanent resident status in Malaysia and is ordinarily residing in Malaysia. / Bukan warganegara yang telah memperoleh status pemastautin tetap di Malaysia dan tinggal secara tetap di Malaysia.

[illegible] Bank Negara Malaysia sebagai pemastautin.

Note: An entity is considered Bumiputra Controlled if the total shareholding by Bumiputras is more than 50% / Nota: [illegible] di bawah kawalan Bumiputera jika jumlah pemegangan saham Bumiputera melebihi 50%.

Declared Monthly Income / Pendapatan Bulanan Yang Diisytiharkan	RM 5000.00	RM 5000.00	RM 5000.00
Employment Type / Jenis Pekerjaan	☐ Self Employed / Bekerja Sendiri ☑ Salaried (Employer / Controller / Director) / Bergaji (Majikan / Pengawal / Pengarah) ☐ Salaried (Staff) / Bergaji (Pekerja) ☐ Unemployed / Tidak Bekerja ☐ Others / Lain-lain: ______	☐ Self Employed / Bekerja Sendiri ☑ Salaried (Employer / Controller / Director) / Bergaji (Majikan / Pengawal / Pengarah) ☐ Salaried (Staff) / Bergaji (Pekerja) ☐ Unemployed / Tidak Bekerja ☐ Others / Lain-lain: ______	☐ Self Employed / Bekerja Sendiri ☑ Salaried (Employer / Controller / Director) / Bergaji (Majikan / Pengawal / Pengarah) ☐ Salaried (Staff) / Bergaji (Pekerja) ☐ Unemployed / Tidak Bekerja ☐ Others / Lain-lain: ______

FOR SOLE PROPRIETOR ONLY. Declaration on Politically Exposed Person (PEP) / UNTUK PERNIAGAAN MILIKAN TUNGGAL SAHAJA. Perakuan mengenai Orang yang Terdedah kepada Politik (PEP)

I am / Saya adalah:

☐ not a PEP / bukan seorang PEP ☐ a PEP[1] / seorang PEP[1] ☐ a former PEP[1] / bekas seorang PEP[1]

☐ Family Members[2] of PEP / Ahli Keluarga[2] PEP
Please state relationship / Sila nyatakan hubungan ______

☐ Close Associates[3] of PEP based on the below relationship type / Rakan Rapat[3] PEP berdasarkan jenis perhubungan di bawah:

- ☐ Financially dependent individuals e.g. person salaried by the PEP / Individu yang bergantung secara kewangan seperti orang yang digajikan oleh PEP: ______
- ☐ Business partners/work colleagues/friends of PEP/others / Rakan perniagaan/rakan sekerja/sahabat PEP/lain-lain: ______

[1] Politically exposed person (PEP) / Orang yang terdedah kepada politik (PEP)

An individual with a high profile political role, or who has been entrusted with a prominent public function, including / Individu dengan peranan politik berprofil tinggi atau yang telah diamanahkan dengan tugas awam utama termasuk:

- Head & deputy heads of state or government / Ketua & timbalan ketua negeri atau kerajaan
- Senior politicians / Ahli politik kanan
- Senior government (includes federal, state and local government) / Pegawai kanan kerajaan (termasuk kerajaan persekutuan, negeri dan tempatan)
- Judicial or military officials / Pegawai perundangan atau ketenteraan
- Senior executives of state-owned corporations, important political party officials / Eksekutif kanan perbadanan milik kerajaan, pegawai penting parti politik

[2] Family Members of PEP / Ahli Keluarga PEP

An individual who is related to a PEP either directly (consanguinity) or through marriage. A family member in this context includes / Individu yang berkait dengan PEP sama ada secara langsung (pertalian darah) atau melalui perkahwinan. Ahli keluarga dalam konteks ini termasuk:-

- Parents / Ibu bapa
- Child / Anak;
- Sibling / Adik beradik;
- Or spouse's parents / Atau ibu bapa mertua
- Spouse / Suami/Isteri;

For both biological or non-biological relationship / Untuk kedua-dua perhubungan biologi atau bukan-biologi.

[3] Close Associates of PEP / Rakan Rapat PEP

An individual who is closely connected to a PEP either socially or professionally. A close associate in this context includes / Individu yang berkait rapat dengan PEP sama ada secara sosial atau profesional. Rakan rapat dalam konteks ini termasuk:-

- Extended family members e.g. relatives (for both biological or non-biological relationship) / Ahli keluarga besar contohnya saudara-mara (untuk kedua-dua perhubungan biologi atau bukan-biologi);
- Financially dependent individuals e.g. person salaried by the PEP such as drivers, bodyguards, secretaries / individu yang bergantung secara kewangan contohnya orang yang digajikan oleh PEP seperti pemandu, pengawal peribadi, setiausaha;
- Business partners or associates of the PEP / Rakan kongsi atau sekutu perniagaan PEP;
- Prominent members of the same organisation as the PEP / Ahli penting organisasi yang sama seperti PEP;
- Individual working closely with the PEP e.g. work colleagues, or / Individu yang bekerja rapat dengan PEP contohnya rakan sekerja; atau
- Close friends / Rakan rapat

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg. No. 200801022718)
sc.com/my

Page 5 of 23

Ind. Cat. / Bal enquiry GI Form Version March 2022

SHORT MESSAGING SERVICE (SMS) NOTIFICATION ("SMS ALERT SERVICE") / PEMAKLUMAN SISTEM PESANAN RINGKAS (SMS) ("KHIDMAT MAKLUMAN SMS")

I/We agree to receive SMS notifications from the Bank including from its Parent Company, any SCBMB/SCSB branch, related associate, agent or representative. I/We also agree to immediately inform the Bank if there is any change in the particulars of the authorised person. The following are the particulars of the authorised person to receive SMS notifications on the Approval of the Financing Facility. / Saya/Kami bersetuju untuk menerima makluman SMS dari Bank, termasuk dari Syarikat Induk, mana-mana cawangan SCBMB/SCSB, sekutu berkaitan, ejen atau wakil. Saya/Kami juga bersetuju untuk memaklumkan Bank dengan segera jika ada sebarang perubahan maklumat orang yang diberi kuasa. Berikut adalah butir-butir orang yang diberi kuasa untuk menerima makluman SMS mengenai status Kemudahan Pembiayaan yang Diluluskan.

Name Of Authorised Recipient / Nama Penerima Yang Diberi Kuasa: NG CHEN LOK

Title Of Authorised Recipient / Jawatan Penerima Yang Diberi Kuasa: DIRECTOR

Handphone No / No Telefon Bimbit: 6 0 1 7 - 7 9 3 3 1 3 8

SHAREHOLDER'S / GUARANTOR'S / KEY PERSON'S INFORMATION / MAKLUMAT PEMEGANG SAHAM / PENJAMIN / INDIVIDU UTAMA

Name (as per NRIC/Passport) / Nama (Seperti dalam KP/Pasport)	☐ Contact Person / Orang untuk dihubungi ☐ To receive SMS / Untuk menerima SMS (Tick ✓ only 1 person) / (Tanda ✓ untuk 1 orang sahaja) VIVIAN LOKE POOI YEE	☐ Contact Person / Orang untuk dihubungi ☐ To receive SMS / Untuk menerima SMS (Tick ✓ only 1 person) / (Tanda ✓ untuk 1 orang sahaja) TAN YEE HOW	☐ Contact Person / Orang untuk dihubungi ☐ To receive SMS / Untuk menerima SMS (Tick ✓ only 1 person) / (Tanda ✓ untuk 1 orang sahaja) ONG WOEI KEAT
Business Ownership / Pemilikan Perniagaan	☐ Owner / Pemilik ☑ Shareholder / Pemegang Saham ☐ Director / Pengarah ☐ Partner / Rakan Kongsi ☐ Key Person / Individu Utama ☐ Guarantor / Penjamin	☐ Owner / Pemilik ☑ Shareholder / Pemegang Saham ☐ Director / Pengarah ☐ Partner / Rakan Kongsi ☐ Key Person / Individu Utama ☐ Guarantor / Penjamin	☐ Owner / Pemilik ☑ Shareholder / Pemegang Saham ☐ Director / Pengarah ☐ Partner / Rakan Kongsi ☐ Key Person / Individu Utama ☐ Guarantor / Penjamin
Position in / Jawatan di	SHAREHOLDER	SHAREHOLDER	SHAREHOLDER
NRIC No / No Kad Pengenalan (New / Baru)	860809-56-5400	891207-14-6341	900416-10-5505
(Old / Lama)			
Gender / Jantina	FEMALE	MALE	MALE
Nationality / Kewarganegaraan	MALAYSIAN	MALAYSIAN	MALAYSIAN
Marital Status / Taraf Perkahwinan	MARRIED	MARRIED	MARRIED
Years in company / Tahun di syarikat	3	3	3
Address / Alamat	66 JALAN DAMAI PERDANA 4/1D TAMAN DAMAI PERDANA 56000 CHERAS W.P. KUALA LUMPUR	11 JALAN KINRARA 4/8 TAMAN KINRARA 47190 PUCHONG SELANGOR	NO. 22 JALAN SS 5C/7 KELANA JAYA 47301 PETALING JAYA SELANGOR
Telephone No / No Telefon			
Mobile No / No Telefon Bimbit			
E-mail / E-mel			
Shareholding / Pegangan Saham (No & %)	960/0.27%	1,200/0.34%	4,500/1.27%
Residency Status / Taraf Pemastautin	Resident / Pemastautin ☐ Bumiputra / Bumiputera ☑ Non-Bumiputra / Bukan Bumiputera	Resident / Pemastautin ☐ Bumiputra / Bumiputera ☑ Non-Bumiputra / Bukan Bumiputera	Resident / Pemastautin ☐ Bumiputra / Bumiputera ☑ Non-Bumiputra / Bukan Bumiputera

FB CB / Refinancing CE Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No 200801022118)
sc.com/my

Page 4 of 23

Resident means / Pemastautin bermaksud

a. A citizen of Malaysia, excluding a citizen who has obtained permanent resident status in a country or a territory outside of Malaysia and is residing outside of Malaysia / Warganegara Malaysia tidak termasuk orang yang telah memperoleh status pemastautin tetap bagi wilayah di luar Malaysia dan sedang menetap di luar Negara.

b. A non-citizen of Malaysia who has obtained permanent resident status in Malaysia and is ordinarily residing in Malaysia / Bukan warganegara yang telah memperoleh status pemastautin tetap di Malaysia dan tinggal secara tetap di Malaysia.

Any other person as may be specified by the Central Bank as a resident / Mana-mana orang lain yang mungkin ditentukan oleh pihak Bank Negara Malaysia sebagai pemastautin

Note: An entity is considered Bumiputra Controlled if the total shareholding by Bumiputras is more than 50% / Nota: Entiti dianggap di bawah kawalan Bumiputera jika jumlah pemegangan saham Bumiputera melebihi 50%

Declared Monthly Income / Pendapatan Bulanan Yang Diisytiharkan	RM 5000.00	RM 5000.00	RM 5000.00
Employment Type / Jenis Pekerjaan	☐ Self Employed / Bekerja Sendiri ☑ Salaried (Employer / Controller / Director) / Bergaji (Majikan / Pengawal / Pengarah) ☐ Salaried (Staff) / Bergaji (Pekerja) ☐ Unemployed / Tidak Bekerja ☐ Others / Lain-lain:	☐ Self Employed / Bekerja Sendiri ☑ Salaried (Employer / Controller / Director) / Bergaji (Majikan / Pengawal / Pengarah) ☐ Salaried (Staff) / Bergaji (Pekerja) ☐ Unemployed / Tidak Bekerja ☐ Others / Lain-lain:	☐ Self Employed / Bekerja Sendiri ☑ Salaried (Employer / Controller / Director) / Bergaji (Majikan / Pengawal / Pengarah) ☐ Salaried (Staff) / Bergaji (Pekerja) ☐ Unemployed / Tidak Bekerja ☐ Others / Lain-lain:

FOR SOLE PROPRIETOR ONLY. Declaration on Politically Exposed Person (PEP) / UNTUK PERNIAGAAN MILIKAN TUNGGAL SAHAJA. Perakuan mengenai Orang yang Terdedah kepada Politik (PEP)

I am / Saya adalah:

☐ not a PEP / bukan seorang PEP ☐ a PEP[1] / seorang PEP[1] ☐ a former PEP[1] / bekas seorang PEP[1]

☐ Family Members[2] of PEP / Ahli Keluarga[2] PEP
Please state relationship / Sila nyatakan hubungan: ____________________

☐ Close Associates[3] of PEP based on the below relationship type / Rakan Rapat[3] PEP berdasarkan jenis perhubungan di bawah:

☐ Financially dependent individuals e.g. person salaried by the PEP / Individu yang bergantung secara kewangan seperti orang yang digajikan oleh PEP: ____________________

☐ Business partners/work colleagues/friends of PEP/others / Rakan perniagaan/rakan sekerja/sahabat PEP/lain-lain:

____

[1] Politically exposed person (PEP) / Orang yang terdedah kepada politik (PEP)

An individual with a high profile political role, or who has been entrusted with a prominent public function, including / Individu dengan peranan politik berprofil tinggi atau yang telah diamanahkan dengan tugas awam utama, termasuk:

- Head & deputy heads of state or government / Ketua & timbalan ketua negeri atau kerajaan
- Senior politicians / Ahli politik kanan
- Senior government (includes federal, state and local government) / Pegawai kanan kerajaan (termasuk kerajaan persekutuan, negeri dan tempatan)
- Judicial or military officials / Pegawai perundangan atau ketenteraan
- Senior executives of state owned corporations, important political party official / Eksekutif kanan perbadanan milik kerajaan, pegawai penting parti politik

[2] Family Members of PEP / Ahli Keluarga PEP

An individual who is related to a PEP either directly (consanguinity) or through marriage. A family member in this context includes / Individu yang berkait dengan PEP sama ada secara langsung (pertalian darah) atau melalui perkahwinan. Ahli keluarga dalam konteks ini termasuk:

- Parents / Ibu bapa;
- Child / Anak
- Sibling / Adik-beradik;
- Or spouse's parents / Atau ibu bapa mertua
- Spouse / Suami/Isteri;

For both biological or non-biological relationship / Untuk kedua-dua perhubungan biologi atau bukan-biologi.

[3] Close Associates of PEP / Rakan Rapat PEP

An individual who is closely connected to a PEP either socially or professionally. A close associate in this context includes / Individu yang berkait rapat dengan PEP sama ada secara sosial atau profesional. Rakan rapat dalam konteks ini termasuk:

- Extended family members e.g. relatives (for both biological or non-biological relationship) / Ahli keluarga besar contohnya saudara-mara (untuk kedua-dua perhubungan biologi atau bukan biologi).
- Financially dependent individuals e.g. person salaried by the PEP such as drivers, bodyguards, secretaries / Individu yang bergantung secara kewangan contohnya orang yang digajikan oleh PEP seperti pemandu, pengawal peribadi, setiausaha
- Business partners or associates of the PEP / Rakan kongsi atau sekutu perniagaan PEP.
- Prominent members of the same organisation as the PEP / Ahli penting organisasi yang sama seperti PEP;
- Individual working closely with the PEP e.g. work colleagues, or / Individu yang bekerja rapat dengan PEP contohnya rakan sekerja; atau
- Close friends / Rakan rapat.

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022718)
sc.com/my

Form Version March 2022

Page 5 of 23

SHORT MESSAGING SERVICE (SMS) NOTIFICATION ("SMS ALERT SERVICE") / PEMAKLUMAN SISTEM PESANAN RINGKAS (SMS) ("KHIDMAT MAKLUMAN SMS")

I/We agree to receive SMS notifications from the Bank, including from its Parent Company, any SCBMB/SCSB branch, related associate agent or representative. I/We also agree to immediately inform the Bank if there is any change in the particulars of the authorised person. The following are the particulars of the authorised person to receive SMS notifications on the Approval of the Financing Facility. / Saya/Kami bersetuju untuk menerima makluman SMS dari Bank, termasuk dari Syarikat Induk, mana-mana cawangan SCBMB/SCSB, sekutu berkaitan, ejen atau wakil. Saya/Kami juga bersetuju untuk memaklumkan Bank dengan segera jika ada sebarang perubahan maklumat orang yang diberi kuasa. Berikut adalah butir-butir orang yang diberi kuasa untuk menerima makluman SMS mengenai status Kemudahan Pembiayaan yang Diluluskan

Name Of Authorised Recipient / Nama Penerima Yang Diberi Kuasa: NG CHEN LOK

Title Of Authorised Recipient / Jawatan Penerima Yang Diberi Kuasa: DIRECTOR

Handphone No. / No. Telefon Bimbit: 6 0 1 7 7 9 3 3 1 3 8

SHAREHOLDER'S / GUARANTOR'S / KEY PERSON'S INFORMATION / MAKLUMAT PEMEGANG SAHAM / PENJAMIN / INDIVIDU UTAMA

Name (as per NRIC/Passport) / Nama (Seperti dalam KP/Paspot)	☐ Contact Person / Orang untuk dihubungi ☐ To receive SMS / Untuk menerima SMS (Tick ✓ only 1 person) / (Tanda ✓ untuk 1 orang sahaja) LIM KOK KEONG	☐ Contact Person / Orang untuk dihubungi ☐ To receive SMS / Untuk menerima SMS (Tick ✓ only 1 person) / (Tanda ✓ untuk 1 orang sahaja) QUEK KAH HAO	☐ Contact Person / Orang untuk dihubungi ☐ To receive SMS / Untuk menerima SMS (Tick ✓ only 1 person) / (Tanda ✓ untuk 1 orang sahaja) COVIN TAN JIE LI
Business Ownership / Pemilikan Perniagaan	☐ Owner / Pemilik ☑ Shareholder / Pemegang Saham ☐ Director / Pengarah ☐ Partner / Rakan Kongsi ☐ Key Person / Individu Utama ☐ Guarantor / Penjamin	☐ Owner / Pemilik ☑ Shareholder / Pemegang Saham ☐ Director / Pengarah ☐ Partner / Rakan Kongsi ☐ Key Person / Individu Utama ☐ Guarantor / Penjamin	☐ Owner / Pemilik ☑ Shareholder / Pemegang Saham ☐ Director / Pengarah ☐ Partner / Rakan Kongsi ☐ Key Person / Individu Utama ☐ Guarantor / Penjamin
Position in / Jawatan di	SHAREHOLDER	SHAREHOLDER	SHAREHOLDER
NRIC No. / No. Kad Pengenalan (New / Baru)	900416-10-6065	900529-14-5423	920817-01-5891
(Old / Lama)			
Gender / Jantina	MALE	MALE	MALE
Nationality / Kewarganegaraan	MALAYSIAN	MALAYSIAN	MALAYSIAN
Marital Status / Taraf Perkahwinan	MARRIED	MARRIED	MARRIED
Years in company / Tahun di syarikat	3	3	3
Address / Alamat	D-13A-06 CONNAUGHT AVENUE CONDO JALAN 9 TAMAN CONNAUGHT 56000 KUALA LUMPUR W.P. KUALA LUMPUR	NO. 28 TAMAN MENGKARAK 28200 MENGKARAK PAHANG	C-33-16 KL TRADER SQUARE JALAN GOMBAK 53000 SETAPAK W.P. KUALA LUMPUR
Telephone No. / No. Telefon			
Mobile No. / No. Telefon Bimbit			
E-mail / E-mel			
Shareholding / Pegangan Saham (No. & %)	1,200/0 34%	900/0 25%	900/0 25%
Residency Status / Taraf Pemastautin	Resident / Pemastautin ☐ Bumiputra / Bumiputera ☑ Non-Bumiputra / Bukan Bumiputera	Resident / Pemastautin ☐ Bumiputra / Bumiputera ☑ Non-Bumiputra / Bukan Bumiputera	Resident / Pemastautin ☐ Bumiputra / Bumiputera ☑ Non-Bumiputra / Bukan Bumiputera

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg. No. [illegible])

Page [illegible] of [illegible]

Resident means / Pemastautin bermaksud

a. A citizen of Malaysia, excluding a citizen who has obtained permanent resident status in a country or a territory outside of Malaysia and is residing outside of Malaysia / Warganegara Malaysia tidak termasuk orang yang telah memperoleh status pemastautin tetap dari wilayah di luar Malaysia dan sedang menetap di luar Negara

b. A non-citizen of Malaysia who has obtained permanent resident status in Malaysia and is ordinarily residing in Malaysia / Bukan warganegara yang telah memperoleh status pemastautin tetap di Malaysia dan tinggal secara tetap di Malaysia

Any other person as may be specified by the Central Bank to be a resident / Mana-mana orang lain yang mungkin ditentukan oleh pihak Bank Negara Malaysia sebagai pemastautin

Note: An entity is considered Bumiputra Controlled if the total shareholding by Bumiputras is more than 50% / Nota: Entiti dianggap di bawah kawalan Bumiputera jika jumlah pemegangan saham Bumiputera melebihi 50%

Declared Monthly Income / Pendapatan Bulanan Yang Diisytiharkan	RM 5000.00	RM 5000.00	RM 5000.00
Employment Type / Jenis Pekerjaan	☐ Self Employed / Bekerja Sendiri ☑ Salaried (Employer / Controller / Director) / Bergaji (Majikan / Pengawal / Pengarah) ☐ Salaried (Staff) / Bergaji (Pekerja) ☐ Unemployed / Tidak Bekerja ☐ Others / Lain-lain: ______	☐ Self Employed / Bekerja Sendiri ☑ Salaried (Employer / Controller / Director) / Bergaji (Majikan / Pengawal / Pengarah) ☐ Salaried (Staff) / Bergaji (Pekerja) ☐ Unemployed / Tidak Bekerja ☐ Others / Lain-lain: ______	☐ Self Employed / Bekerja Sendiri ☑ Salaried (Employer / Controller / Director) / Bergaji (Majikan / Pengawal / Pengarah) ☐ Salaried (Staff) / Bergaji (Pekerja) ☐ Unemployed / Tidak Bekerja ☐ Others / Lain-lain: ______

FOR SOLE PROPRIETOR ONLY. Declaration on Politically Exposed Person (PEP) / UNTUK PERNIAGAAN MILIKAN TUNGGAL SAHAJA. Perakuan mengenai Orang yang Terdedah kepada Politik (PEP)

I am / Saya adalah:

☐ not a PEP / bukan seorang PEP ☐ a PEP[1] / seorang PEP[1] ☐ a former PEP[1] / bekas seorang PEP[1]

☐ Family Members[2] of PEP / Ahli Keluarga[2] PEP
Please state relationship / Sila nyatakan hubungan: ______

☐ Close Associates[3] of PEP based on the below relationship type / Rakan Rapat[3] PEP berdasarkan jenis perhubungan di bawah:

☐ Financially dependent individuals e.g. person salaried by the PEP / Individu yang bergantung secara kewangan seperti orang yang digajikan oleh PEP: ______

☐ Business partners/work colleagues/friends of PEP/others / Rakan perniagaan/rakan sekerja/sahabat PEP/lain-lain: ______

[1] Politically exposed person (PEP) / Orang yang terdedah kepada politik (PEP)

An individual with a high profile political role, or who has been entrusted with a prominent public function, including / Individu dengan peranan politik berprofil tinggi, atau yang telah diamanahkan dengan tugas awam utama, termasuk -

- Head & deputy heads of state or government / Ketua & timbalan ketua negeri atau kerajaan
- Senior politicians / Ahli politik kanan
- Senior government (includes federal, state and local government) / Pegawai kanan kerajaan (termasuk kerajaan persekutuan, negeri dan tempatan)
- Judicial or military officials / Pegawai perundangan atau ketenteraan
- Senior executives of state-owned corporations, important political party official / Eksekutif kanan perbadanan milik kerajaan, pegawai penting parti politik

[2] Family Members of PEP / Ahli Keluarga PEP

An individual who is related to a PEP either directly (consanguinity) or through marriage. A family member in this context includes / Individu yang berkait dengan PEP sama ada secara langsung (pertalian darah) atau melalui perkahwinan. Ahli keluarga dalam konteks ini termasuk -

- Parents / Ibu bapa;
- Child / Anak;
- Sibling / Adik beradik;
- Or spouse's parents / Atau ibu bapa mertua
- Spouse / Suami/Isteri;

For both biological or non-biological relationship / Untuk kedua-dua perhubungan biologi atau bukan-biologi

[3] Close Associates of PEP / Rakan Rapat PEP

An individual who is closely connected to a PEP either socially or professionally. A close associate in this context includes / Individu yang berkait rapat dengan PEP sama ada secara sosial atau profesional. Rakan rapat dalam konteks ini termasuk -

- Extended family members e.g. relatives (for both biological or non-biological relationship) / Ahli keluarga besar contohnya saudara-mara (untuk kedua-dua perhubungan biologi atau bukan biologi);
- Financially dependent individuals e.g. person salaried by the PEP such as drivers, bodyguards, secretaries / Individu yang bergantung secara kewangan contohnya orang yang digajikan oleh PEP seperti pemandu, pengawal peribadi, setiausaha;
- Business partners or associates of the PEP / Rakan kongsi atau sekutu perniagaan PEP;
- Prominent members of the same organisation as the PEP / Ahli penting organisasi yang sama seperti PEP
- Individual working closely with the PEP e.g. work colleagues, or / Individu yang bekerja rapat dengan PEP contohnya rakan sekerja; atau
- Close friends / Rakan rapat

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022118)
sc.com/my

Page 5 of 11

BB GIL / BizFinancing eCSF Form Version March 2022

SHORT MESSAGING SERVICE (SMS) NOTIFICATION ("SMS ALERT SERVICE") / PEMAKLUMAN SISTEM PESANAN RINGKAS (SMS) ("KHIDMAT MAKLUMAN SMS")

I/We agree to receive SMS notifications from the Bank, including from its Parent Company, any SCBMB/SCSB branch, related associate, agent or representative. I/We also agree to immediately inform the Bank if there is any change in the particulars of the authorised person. The following are the particulars of the authorised person to receive SMS notifications on the Approval of the Financing Facility / Saya/Kami bersetuju untuk menerima makluman SMS dari Bank, termasuk dari Syarikat Induk, mana-mana cawangan SCBMB/SCSB, sekutu berkaitan, ejen atau wakil. Saya/Kami juga bersetuju untuk memaklumkan Bank dengan segera jika ada sebarang perubahan maklumat orang yang diberi kuasa. Berikut [illegible] butir-butir orang yang diberi kuasa untuk menerima makluman SMS mengenai status Kemudahan Pembiayaan yang [illegible]

Name Of Authorised Recipient / Nama Penerima Yang Diberi Kuasa: NG CHEN LOK

Title Of Authorised Recipient / Jawatan Penerima Yang Diberi Kuasa: DIRECTOR

Handphone No. / No. Telefon Bimbit: 6 0 1 7 7 9 3 3 1 3 8

SHAREHOLDER'S / GUARANTOR'S / KEY PERSON'S INFORMATION / MAKLUMAT PEMEGANG SAHAM / PENJAMIN / INDIVIDU UTAMA

Name (as per NRIC/Passport) / Nama (Seperti dalam KP/ Pasport)	☐ Contact Person / Orang untuk dihubungi ☐ To receive SMS / Untuk menerima SMS (Tick ✓ only 1 person) / (Tanda ✓ untuk 1 orang sahaja) YU DONGTING	☐ Contact Person / Orang untuk dihubungi ☐ To receive SMS / Untuk menerima SMS (Tick ✓ only 1 person) / (Tanda ✓ untuk 1 orang sahaja) YONG CHEN WAH	☐ Contact Person / Orang untuk dihubungi ☐ To receive SMS / Untuk menerima SMS (Tick ✓ only 1 person) / (Tanda ✓ untuk 1 orang sahaja)
Business Ownership / Pemilikan Perniagaan	☐ Owner / Pemilik ☑ Shareholder / Pemegang Saham ☐ Director / Pengarah ☐ Partner / Rakan Kongsi ☐ Key Person / Individu Utama ☐ Guarantor / Penjamin	☐ Owner / Pemilik ☑ Shareholder / Pemegang Saham ☐ Director / Pengarah ☐ Partner / Rakan Kongsi ☐ Key Person / Individu Utama ☐ Guarantor / Penjamin	☐ Owner / Pemilik ☐ Shareholder / Pemegang Saham ☐ Director / Pengarah ☐ Partner / Rakan Kongsi ☐ Key Person / Individu Utama ☐ Guarantor / Penjamin
Position in / Jawatan di	SHAREHOLDER	SHAREHOLDER	
NRIC No. / No. Kad Pengenalan (New / Baru) (Old / Lama)	G49353874	850305-14-5499	
Gender / Jantina			
Nationality / Kewarganegaraan	CHINA	MALAYSIAN	
Marital Status / Taraf Perkahwinan	MARRIED	MARRIED	
Years in company / Tahun di Syarikat	3	3	
Address / Alamat	BUILDING A11 HAOSINANPU TECH INDUSTRIAL ZONE NANPU ROAD SHAJING ST BAOAN SHENZEN 518101 CHINA	933 JALAN KUANG GUNUNG TAMAN KEPONG 52100 KEPONG W.P. KUALA LUMPUR	
Telephone No. / No. Telefon			
Mobile No. / No. Telefon Bimbit			
E-mail / E-mel			
Shareholding / Pegangan Saham (No. & %)	49 00/0.01%	25201/0.728	
Residency Status / Taraf Pemastautin	Resident / Pemastautin ☐ Bumiputra / Bumiputera ☑ Non Bumiputra / Bukan Bumiputera	Resident / Pemastautin ☐ Bumiputra / Bumiputera ☑ Non-Bumiputra / Bukan Bumiputera	Resident / Pemastautin ☐ Bumiputra / Bumiputera ☐ Non Bumiputra / Bukan Bumiputera

BB, GB / Refinancing / GB Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg. No. 200801002118)
sc.com/my

Page 4 of 23

13 of 18

Resident means / Pemastautin bermaksud

a) A citizen of Malaysia, excluding a citizen who has obtained permanent resident status in a country or a territory outside of Malaysia and is residing outside of Malaysia / Warganegara Malaysia tidak termasuk orang yang telah memperoleh status pemastautin tetap bagi wilayah di luar Malaysia dan sedang menetap di luar Negara.

b) A non-citizen of Malaysia who has obtained permanent resident status in Malaysia and is ordinarily residing in Malaysia / Bukan warganegara yang telah memperoleh status pemastautin tetap di Malaysia dan tinggal secara tetap di Malaysia

[illegible] Bank Negara Malaysia sebagai pemastautin

Note: An entity is considered Bumiputra Controlled if the total shareholding by Bumiputras is more than 50% / Nota: Entiti dianggap di bawah kawalan Bumiputera jika jumlah pemegangan saham Bumiputera melebihi 50%

Declared Monthly Income / Pendapatan Bulanan Yang Diisytiharkan	RM 5000.00	RM 5000.00	
Employment Type / Jenis Pekerjaan	☐ Self Employed / Bekerja Sendiri ☑ Salaried (Employer / Controller / Director) / Bergaji (Majikan / Pengawal / Pengarah) ☐ Salaried (Staff) / Bergaji (Pekerja) ☐ Unemployed / Tidak Bekerja ☐ Others / Lain-lain: ______	☐ Self Employed / Bekerja Sendiri ☑ Salaried (Employer / Controller / Director) / Bergaji (Majikan / Pengawal / Pengarah) ☐ Salaried (Staff) / Bergaji (Pekerja) ☐ Unemployed / Tidak Bekerja ☐ Others / Lain-lain: ______	☐ Self Employed / Bekerja Sendiri ☐ Salaried (Employer / Controller / Director) / Bergaji (Majikan / Pengawal / Pengarah) ☐ Salaried (Staff) / Bergaji (Pekerja) ☐ Unemployed / Tidak Bekerja ☐ Others / Lain-lain: ______

FOR SOLE PROPRIETOR ONLY. Declaration on Politically Exposed Person (PEP) / UNTUK PERNIAGAAN MILIKAN TUNGGAL SAHAJA. Perakuan mengenai Orang yang Terdedah kepada Politik (PEP)

I am / Saya adalah:

☐ not a PEP / bukan seorang PEP ☐ a PEP[1] / seorang PEP[1] ☐ a former PEP[1] / bekas seorang PEP[1]

☐ Family Members[2] of PEP / Ahli Keluarga[2] PEP
Please state relationship / Sila nyatakan hubungan ______

☐ Close Associates[3] of PEP based on the below relationship type / Rakan Rapat[3] PEP berdasarkan jenis perhubungan di bawah

☐ Financially dependent individuals e.g. person salaried by the PEP / Individu yang bergantung secara kewangan seperti orang yang digajikan oleh PEP ______

☐ Business partners/work colleagues/friends of PEP/others / Rakan perniagaan/rakan sekerja/sahabat PEP/lain-lain: ______

[1] Politically exposed person (PEP) / Orang yang terdedah kepada politik (PEP)

An individual with a high profile political role, or who has been entrusted with a prominent public function including / Individu dengan peranan politik berprofil tinggi atau yang telah diamanahkan dengan tugas awam utama termasuk:

- Head & deputy heads of state or government / Ketua & timbalan ketua negeri atau kerajaan
- Senior politicians / Ahli politik kanan
- Senior government (includes federal, state and local government) / Pegawai kanan kerajaan (termasuk kerajaan persekutuan, negeri dan tempatan)
- Judicial or military officials / Pegawai perundangan atau ketenteraan
- Senior executives of state-owned corporations, important political party officials / Eksekutif kanan perbadanan milik kerajaan, pegawai penting parti politik

[2] Family Members of PEP / Ahli Keluarga PEP

An individual who is related to a PEP either directly (consanguinity) or through marriage. A family member in this context includes / Individu yang berkait dengan PEP sama ada secara langsung (pertalian darah) atau melalui perkahwinan. Ahli keluarga dalam konteks ini termasuk:

- Parents / Ibu bapa
- Child / Anak
- Sibling / Adik-beradik
- Or spouse's parents / Atau ibu bapa mertua
- Spouse / Suami/Isteri

For both biological or non-biological relationship / Untuk kedua-dua perhubungan biologi atau bukan-biologi

[3] Close Associates of PEP / Rakan Rapat PEP

An individual who is closely connected to a PEP either socially or professionally. A close associate in this context includes / Individu yang berkait rapat dengan PEP sama ada secara sosial atau profesional. Rakan rapat dalam konteks ini termasuk:

- Extended family members e.g. relatives (for both biological or non-biological relationship) / Ahli keluarga besar contohnya saudara-mara (untuk kedua-dua perhubungan biologi atau bukan-biologi);
- Financially dependent individuals e.g. person salaried by the PEP such as drivers, bodyguards, secretaries / Individu yang bergantung secara kewangan contohnya orang yang digajikan oleh PEP seperti pemandu, pengawal peribadi, setiausaha;
- Business partners or associates of the PEP / Rakan kongsi atau sekutu perniagaan PEP;
- Prominent members of the same organisation as the PEP / Ahli penting organisasi yang sama seperti PEP;
- Individual working closely with the PEP e.g. work colleagues, or / Individu yang bekerja rapat dengan PEP contohnya rakan sekerja; atau
- Close friends / Rakan rapat

SB CA / Ref. [illegible] Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022118)

Page 5 of 23

CORPORATE SHAREHOLDER'S/GUARANTOR'S INFORMATION / MAKLUMAT PEMEGANG SAHAM/PENJAMIN KORPORAT

Name (as per SSM) / Nama (Seperti dalam SSM)	MAYBANK TRUSTEES BERHAD
Business Ownership / Pemilikan Perniagaan	☐ Owner / Pemilik ☑ Shareholder / Pemegang Saham ☐ Guarantor / Penjamin
Company/Business Registration No. / No. Pendaftaran Syarikat/Perniagaan	New / Baru: 196301000109
	Old / Lama: 5004P
Entity Type (Tick √) / Jenis Entiti (Tanda √)	☐ Private Limited Company / Syarikat Sendirian Berhad ☐ Sole Proprietorship / Pemilikan Tunggal ☐ Partnership / Perkongsian ☑ Others / Lain-lain Do you have a Partnership Agreement/deed? ☐ Yes / ☐ No (Please provide Patnership Agreement/deed if applicable) Adakah anda mempunyai Perjanjian/Surat Ikatan Perkongsian? ☐ Ya / ☐ Tidak (Sila sertakan Perjanjian/Surat Ikatan Perkongsian jika perlu)
Contact Person / Orang untuk dihubungi	
Address / Alamat	8TH FLOOR MENARA MAYBANK 100 JALAN TUN PERAK 50050 KUALA LUMPUR W.P. KUALA LUMPUR
Telephone No. / No. Telefon	
Mobile No. / No. Telefon Bimbit	
E-mail / E-mel	
Shareholding / Pegangan Saham (No. & %)	17,850/5.05%

Other financial commitments (e.g. with cooperatives, building societies, credit companies and merchants that provide lending/financing facilities) / Kemitmen kewangan selain dari institusi perbankan (contoh: koperasi, persatuan pembinaan, syarikat kredit yang memberi perkhidmatan pinjaman/pembiayaan)

For sole proprietorship applicant / Bagi pemohonan pemilik tunggal: RM ___ . ___ . ___ per annum / setahun

For Customer / Bagi Pelanggan:

Name of Financial Institution/Money Lender / Nama Institusi Kewangan/Peminjam Wang	Facility Type / Jenis Kemudahan	Monthly Instalment (RM) / Ansuran Bulanan (RM)	Limit/Outstanding (RM) / Had/Baki (RM)

(Attach additional copies of this section if necessary) / (Lampirkan salinan tambahan untuk bahagian ini jika perlu)

Residency Status / Taraf Pemastautin: ☑ Resident / Pemastautin ☐ Non-Resident / Bukan Pemastautin

If Resident is selected / Jika Pemastautin dipilih:

- ☐ Bumiputra Controlled / Di Bawah Kawalan Bumiputera
- ☐ Non-Bumiputra Controlled / Bukan Di Bawah Kawalan Bumiputera
- ☐ Non-Resident Controlled / Di Bawah Kawalan Bukan Pemastautin
- ☐ Federal/Government Controlled / Di Bawah Kawalan Persekutuan/Kerajaan
- ☐ Other Government Controlled / Di Bawah Kawalan Kerajaan Selainnya
- ☑ Financial Public Enterprise / Perusahaan Kewangan Awam
- ☐ Non Financial Public Enterprise / Bukan Perusahaan Kewangan Awam

Resident means / Pemastautin bermaksud

a. A body corporate incorporated or established, or registered with or approved by any authority, in Malaysia. / Pertubuhan yang diperbadankan atau ditubuhkan atau didaftarkan dengan atau diluluskan oleh mana-mana pihak berkuasa di Malaysia.
b. An unincorporated body registered with or approved by any authority in Malaysia. / Pertubuhan yang tidak diperbadankan yang didaftarkan dengan atau diluluskan oleh mana-mana pihak berkuasa di Malaysia.
c. The Government or any State Government. / Kerajaan atau mana-mana Kerajaan Negeri.
d. Any other person as may be specified by the Central Bank to be a resident. / Mana-mana orang lain yang mungkin ditentukan oleh pihak Bank Negara Malaysia sebagai pemastautin.

Note: An entity is considered Bumiputra Controlled if the total shareholding by Bumiputras is more than 50%. / Nota: Entiti dianggap di bawah kawalan Bumiputera jika jumlah pemegangan saham Bumiputera melebihi 50%.

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801027118)
sc.com/my

Page 5 of 23

BE CIB / Refinancing CIB Form Version March 2022

STRAIGHT2BANK SETUP APPLICATION (S2B) / PERMOHONAN PERSEDIAAN STRAIGHT2BANK (S2B)

SERVICES SETUP / PERSEDIAAN PERKHIDMAT

✓ Cash Services / Perkhidmatan Tunai ✓ Cash Reporting / Laporan Tunai ✓ Payments / Bayaran

ACCOUNT DETAILS (Cash Services) / MAKLUMAT AKAUN (Pekhidmatan Tunai) | Base Currency* / Mata Wang Asas*

User No / No Pengguna	Action Required* / Tindakan Diperlukan*	Account Number* / No Akaun*	Account Name* / Nama Akaun*	Currency* / Mata Wang*	S2B Debit Account* / Akaun Debit S2B*	Signing Limit' (CCY)* / Had Tandatangan' (CCY)*	EBBS ID* (For Bank Use Only) / ID EBBS* (Untuk Kegunaan Bank Sahaja)	SCI ID* (For Bank Use Only) / ID SCI* (Untuk Kegunaan Bank Sahaja)
B01	New / Baru		[illegible]	MYR				
B02								
B03								
B04								
B05								

Signing Limit' Example: B=50K, A=100K, A+A=ULT (Interpretation: 1B to sign up to $50K, 1A to sign up to $100K, 2A to sign jointly for unlimited amount. Note: "ULT" Unlimited "K" Thousand) /

Had Tandatangan' Contoh: B=50K, A=100K, A+A=ULT (Interpetasi: 1B tandatangan sehingga $50K, 1A tandatangan sehingga $100K, 2A tandatangan bersama untuk amaun tanpa had. Nota: "ULT" atau <Kosong> Tanpa Had, "K" Ribu

Please note that the fields marked with an asterisk (*) are mandatory. / Sila ambil perhatian bahawa bahagian-bahagian bertanda (*) wajib diisi.

USER DETAILS / MAKLUMAT PENGGUNA

User No. / No. Pengguna	Action Required* / Tindakan Diperlukan*	User Name* / Nama Pengguna*	User Login ID*[3] / ID Log Masuk Pengguna*[3]	Country* / Negara*	E-mail Address* / Alamat E-mel*	Token ID* / ID Token*	Mobile No.* / No. Telefon Bimbit[4]
	NEW	NG CHEN LOK	ACCOUNT01	MALAYSIA	kevin.ng@sagtech.biz		6017-7933138
2							
3							
4							
5							

User Login ID[3] User to assign their own User Login ID. Max 10 alphanumeric. / **ID Log Masuk Pengguna[3]** Pengguna perlu menetapkan ID Log Masuk Pengguna sendiri. Maksimum 10 abjadangka.
Mobile No.[4] Mandatory for Authorisers in HK only. / **No. Telefon Bimbit[4]** Wajib bagi Pelulus di HK sahaja.

USER FUNCTIONS & DATA ACCESS / FUNGSI PENGGUNA & AKSES DATA

User No. / No. Pengguna	User Login ID* / ID Log Masuk Pengguna*	Account Access* (Indicate Account ID as reflected in Section B) eg. "B01B02" for two accounts or "ALL" for access to all / Akses Akaun* (Nyatakan ID Akaun seperti tertera di Bahagian B) eg. "B01B02" untuk dua akaun atau "SEMUA" untuk akses menyeluruh	Cust Admin* / Admin Pelanggan* (Y/N)	Cash Services / Khidmat Tunai: Initiate Payments* / Mulakan Pembayaran* (Y/N)	Authorise Payments* / Luluskan Pembayaran* (Y/N)	Initiate Payroll* / Mulakan Bayaran Gaji* (Y/N)	Authorise Payroll* / Luluskan Bayaran Gaji* (Y/N)	Inquiry & Alerts* / Pertanyaan & Pemberitahuan* (Y/N)	Sign Group / Kumpulan Tandatangan eg. A / B	Daily Auth Limit[5] (Base CCY) / Had Kelulusan Harian[5] (Asas CCY)
1	ACCOUNT01	B01	Y	Y	Y	Y	Y	Y		
2										
3										
4										
5										

Daily Authorisation Limit[5] User's limit for authorising cash payments will be defaulted to ULT if not indicated (i.e. Left Blank). Eg. UserID= 100K Note: "ULT" or <Blank> Unlimited, "K" Thousand, "NA" Not Applicable / **Had Kelulusan Harian[5]** Had pengguna bagi kelulusan pembayaran tunai akan ditetapkan kepada "ULT" jika tidak dinyatakan (ie Dibiarkan Kosong). Eg. ID Pengguna=100K Nota: "ULT" atau <Kosong> Tanpa Had, "K" Ribu, "NA" Tidak Berkaitan.

Payee Approval All payment authorisers will be granted payee approval by default at group level. Indicate in Special Instructions for other options: By Designated Payee or Sign Class. / **Kelulusan Penerima Bayaran** Semua pelulus bayaran akan ditetapkan kepada kelulusan penerima bayaran di tahap kumpulan. Nyatakan di ruang Arahan Khas untuk pilihan lain: Oleh Penerima Bayaran yang Ditetapkan atau Kelas Tandatangan.

SPECIAL INSTRUCTIONS / ARAHAN KHAS

ONLY ONE SOFT TOKEN
NG CHEN LOK 870203-06-5701 DOB 3/2/1987 POSITION DIRECTOR

FOR BANK USE ONLY / UNTUK KEGUNAAN BANK SAHAJA

Email Report Type / Jenis Laporan Emel	Winzip / Winzip	**Preferred Language / Bahasa Pilihan**	English / Bahasa Inggeris
FX / FX: Preferred FX Rate / Kadar FX Pilihan		**FX Tier / Tingkat FX**	

BB_CB / Bof marketing GIF Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003374)
Standard Chartered Saadiq Berhad (Reg No. 200801022118)
sc.com/my

Page 7 of 23

DECLARATION / PENGISYTIHARAN

1. I/We declare that all the particulars and information given above is true and I/we have not withheld any information which may be material in the context of this application. / Saya/Kami mengesahkan bahawa semua butiran dan maklumat yang diberikan di atas adalah benar dan saya/kami tidak menyembunyikan sebarang maklumat penting dalam konteks permohonan ini.
2. If any of the information given herein becomes inaccurate or misleading or changes in any way whether before this application is approved or whilst any amount under the facilities is outstanding, I/we shall promptly notify the Bank of such changes. / Jika mana-mana maklumat yang diberi di sini menjadi tidak tepat atau mengelirukan atau berubah dalam apa jua cara sama ada sebelum permohonan ini diluluskan atau semasa sebarang amaun di bawah kemudahan tertunggak, saya/kami dikehendaki memaklumkan Bank dengan segera mengenai perubahan tersebut.
3. I/We confirm that the Memorandum and Articles of Association of the Customer provides for the directors to exercise the financing power of the Customer, and that all resolutions and corporate acts required to enable the Customer to apply for and accept the facilities have been passed or done, as the case may be (for Companies only). / Saya/Kami mengesahkan bahawa Memorandum dan Artikel Pertubuhan Pelanggan memperuntukkan bagi pengarah untuk menjalankan kuasa pembiayaan Pelanggan, dan semua resolusi dan tindakan korporat yang diperlukan untuk membolehkan Pelanggan memohon dan menerima kemudahan yang telah diluluskan atau dilakukan, sebagaimana berkenaan (untuk Syarikat sahaja).
4. I/We authorise the Bank to communicate and notify me/us of the Bank's indicative decision on my/our application in such a manner deemed appropriate by the Bank. Such notification shall be deemed to be received at the time communication is transmitted from the Bank's system, and the Bank's records of such transmission shall be conclusive evidence of the same. In addition, such indicative decision on the application is only indicative and shall not to be construed as a binding contract or agreement or obligation on the part of the Bank and any agreement to offer Business Instalment Loan (BIL)/BizFinancing-i shall be subjected to full terms as may be set out by the Bank in the agreement between us. / Saya/Kami membenarkan Bank untuk berkomunikasi dan memaklumkan kepada saya/kami keputusan indikatif Bank mengenai permohonan saya/kami dengan cara yang dianggap wajar oleh Bank. Pemberitahuan tersebut dianggap sebagai diterima pada masa komunikasi yang dihantar dari system Bank, dan rekod Bank mengenai penghantaran tersebut adalah bukti muktamad mengenainya. Selain itu, keputusan indikatif untuk permohonan hanya indikasi sahaja dan tidak boleh dianggap sebagai kontrak atau perjanjian atau obligasi yang mengikat bagi pihak Bank dan sebarang perjanjian untuk menawarkan Pinjaman Ansuran Perniagaan (PAP)/BizFinancing-i adalah tertakluk kepada terma lengkap seperti yang yang dinyatakan oleh Bank dalam perjanjian antara kita.
5. I/We are aware that the Bank may decline my/our application with reason provided in the rejection letter. If this happens, no contractual relationship arises between us and you. I/We further consent to the Bank retaining all the supporting documents submitted for the processing of this application, regardless of whether my/our application is approved or not. / Saya/Kami maklum bahawa Bank boleh menolak permohonan saya/kami dengan sebab yang diberikan di dalam surat penolakan. Jika ini berlaku, tiada perhubungan berkontrak timbul diantara anda dan kami. Saya/Kami membenarkan Bank menyimpan semua dokumen sokongan yang dikemukakan untuk memproses permohonan ini, tidak kira sama ada permohonan saya/kami diluluskan atau tidak.
6. I/We hereby authorise and give the Bank consent to disclose to your Parent Company, any branch, related company, associate, agent or representative, Central Credit Bureau, SME Credit Bureau, Credit Guarantee Corporation, Central Credit Reference Information System, the Biro Maklumat Cek and/or such other authority or body established by Bank Negara Malaysia, as the Bank deem fit or necessary of details pertaining to its customers' application for credit facilities including any information relating to me/us/the company. / Saya/Kami dengan ini bersetuju dan memberi kuasa kepada Bank untuk mendedahkan kepada Syarikat Induk anda, mana-mana cawangan, syarikat berkait, syarikat bersekutu, ejen atau wakil, Biro Kredit Pusat, Biro Kredit SME, Credit Guarantee Corporation, Sistem Maklumat Rujukan Kredit Pusat, Biro Maklumat Cek dan/atau mana-mana pihak berkuasa atau badan yang ditubuhkan oleh Bank Negara Malaysia, seperti yang dianggap sesuai atau perlu oleh Bank, butiran yang berkaitan dengan permohonan pelanggan untuk kemudahan kredit termasuk sebarang maklumat yang berkaitan dengan saya/kami/syarikat.
7. I/We hereby authorise the Bank to conduct checks on my/our credit standing including any information relating to me/us/the company without further approval from me/us from whatever sources including the Inland Revenue and by whatever means that the Bank considers appropriate. / Saya/Kami dengan ini membenarkan Bank untuk menjalankan pemeriksaan ke atas kedudukan kredit saya/kami termasuk sebarang maklumat yang berkaitan dengan saya/kami/syarikat daripada mana-mana sumber termasuk Lembaga Hasil Dalam Negeri dan dengan apa jua kaedah yang pihak Bank fikirkan sesuai tanpa memerlukan kebenaran selanjutnya dari saya/kami.
8. I/We irrevocably and unconditionally agree that any disclosure by the Bank will not render the Bank liable to me/us for any claim, loss, damage or liability suffered by me/us. / Saya/Kami bersetuju tanpa syarat dan tidak boleh batal bahawa sebarang pendedahan oleh Bank tidak akan menyebabkan pihak Bank bertanggungjawab kepada saya/kami untuk sebarang tuntutan, kerugian, pampasan atau liabiliti yang ditanggung oleh saya/kami.
9. I/We confirm that there are no bankruptcy or winding-up proceedings instituted against me/us and I am/we are not undischarged bankrupt(s) (or, in the case of a company, that we have not been wound up) and that none of my/our credit facilities with any financial institutions have turned bad/irregular or is under default. I/We agree that the Bank is entitled to cancel my/our credit facilities/term financing if my/our confirmation is untrue. / Saya/Kami mengesahkan bahawa tiada prosiding kebankrapan atau penggulungan telah dimulakan terhadap saya/kami dan saya/kami bukan bankrap yang belum dilepaskan (atau, untuk syarikat, bahawa kami tidak digulung) dan bahawa tidak ada kemudahan kredit saya/kami dengan mana mana institusi kewangan telah bertukar buruk/tidak teratur atau dibawah ingkar. Saya/Kami bersetuju bahawa pihak Bank berhak untuk membatalkan kemudahan kredit/pembiayaan bertempoh saya/kami jika pengesahan saya/kami adalah tidak benar.
10. If you are holding any other products with the Bank, your latest residential/permanent address as provided herein will be used to update your records and will take effect for all your accounts held with the Bank. / Jika anda memegang mana-mana produk lain dengan Bank, alamat kediaman/tetap terkini yang anda berikan di sini akan digunakan untuk mengemas kini rekod anda dan akan berkuatkuasa terhadap kesemua akaun anda bersama Bank.
11. I/We acknowledge that the information I/we have given to the Bank in connection with this application and any related reportable account(s) may be provided, directly or indirectly, to any relevant tax authority, including the tax authorities of the country in which this account(s) is/are maintained and exchanged with tax authorities of another country or countries in which I/We may be resident for tax purposes pursuant to bilateral or multilateral agreements between governments to exchange financial account information. / Saya/Kami mengakui bahawa maklumat yang telah saya/kami beri kepada pihak Bank berhubung dengan permohonan ini dan mana-mana akaun yang boleh dilaporkan mungkin diberikan, secara langsung atau tidak langsung, kepada mana-mana pihak berkuasa cukai yang berkaitan, termasuk pihak berkuasa cukai negara di mana akaun ini diselenggara dan dikongsi dengan pihak berkuasa cukai bagi negara atau negara-negara lain yang saya/kami mungkin merupakan pemastautinnya untuk tujuan cukai menurut perjanjian dua hala atau berbilang pihak antara kerajaan untuk berkongsi maklumat akaun kewangan.
12. I/We undertake to notify the Bank within 30 days of any change in circumstances which affects my/our tax residence status or where any information contained herein to become incorrect. / Saya/Kami mengaku janji untuk memaklumkan pihak Bank dalam tempoh 30 hari kalendar akan sebarang perubahan keadaan yang melibatkan status permastautin saya/kami atau terdapat sebarang maklumat yang terkandung di dalam borang ini tidak lagi tepat.

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022118)

Page 8 of 23

BIL GA / BizFinancing-i GIF Form Version March 2022

I/We or any of our corporate shareholders (with at least 10% legal or beneficial ownership in us) have not and will not issue any bearer shares to any persons. / Saya/Kami, atau mana-mana pemegang saham korporat kami (dengan sekurang-kurangnya 10% pemunyaan [illegible] atau pemunyaan benefisial dalam kami), tidak dan tidak akan mengeluarkan mana-mana pemegang saham kepada sesiapa orang.

15. [illegible] or any of our corporate shareholders [illegible] (with at least 10% legal or beneficial ownership in us), are/are not capable of issuing bearer shares under my/our existing constitutional documents. / Saya/Kami atau mana-mana pemegang saham korporat kami (dengan sekurang-kurangnya 10% pemunyaan [illegible] atau pemunyaan benefisial dalam kami), tidak boleh mengeluarkan saham di dalam dokumen perlembagaan saya/kami yang sedia ada.

I/We confirm that I am/we are a resident/[illegible] controlled company. / Saya/Kami mengesahkan bahawa saya/kami adalah pemastautin/sebuah syarikat dikawal pemastautin.

16. I/We will produce the original application form to the Bank upon request. / Saya/Kami akan memberikan borang permohonan asal kepada Bank atas permintaan.

17. I/We declare that I/we and my/our guarantors and close family members (parents, spouse and children) are not related to present employees of the Bank. / Saya/Kami mengaku bahawa saya/kami dan penjamin saya/kami dan ahli keluarga terdekat (ibubapa, pasangan dan anak-anak) tidak mempunyai sebarang hubungan dengan mana-mana pekerja semasa Bank.

18. The information provided in this form and in any other document(s) provided to the Bank is true, accurate and complete. I/We are aware that the Bank may decline my/our application with reason provided in the rejection letter, in which event no contractual relationship will arise between the Bank and us. / Maklumat yang diberikan dalam borang permohonan ini dan dalam mana-mana dokumen lain adalah benar, tepat dan lengkap. Saya/Kami maklum bahawa Bank boleh menolak permohonan saya/kami dengan sebab yang diberikan di dalam surat penolakan, dan dengan itu tiada perhubungan berkontrak akan timbul di antara Bank dan saya/kami.

19. We confirmed that we had been informed by the Bank that the deposit account is protected by Perbadanan Insurans Deposit Malaysia (PIDM) up to RM250,000 for each depositor and a copy of PIDM's Deposit Information System (DIS) brochure is available in the PIDM's website at https://www.pidm.gov.my/PIDM/files/01/01f7/5a3b-6f5e-42fe-83d6-866da25a70c5.pdf / Kami mengesahkan bahawa kami telah dimaklumkan oleh pihak Bank bahawa akaun deposit tersebut dilindungi oleh Perbadanan Insurans Deposit Malaysia (PIDM) setakat RM250,000 bagi setiap pendeposit dan salinan risalah Deposit Information System (DIS) PIDM boleh didapati di laman sesawang PIDM https://www.pidm.gov.my/PIDM/files/01/01f7/5a3b-6f5e-42fe-83d6-866da25b70c5.pdf

20. Where the applicant is a Sole Proprietor: / Bagi pemohon Pemilik Tunggal sahaja:
    a. I confirm that I have fully declared all my financial commitments and acknowledge that I have accurately disclosed all important information that has a bearing on the Bank's financing decision. / Saya mengesahkan bahawa saya telah mengisytiharkan semua komitmen kewangan dan mengesahkan bahawa saya telah mendedahkan dengan tepat semua maklumat penting yang boleh mempengaruhi keputusan pembiayaan oleh Bank.
    b. I confirm and acknowledge that the Bank has advised me and I have considered the importance of having a plan on how to service payment after my retirement in the event my financing tenure extends into my retirement. / Saya mengesahkan dan bersetuju bahawa Bank telah menasihatkan saya dan saya telah mempertimbangkan kepentingan mempunyai pelan untuk menjelaskan pembayaran sekiranya tempoh pembiayaan saya berterusan sehingga persaraan saya.

21. I/We understand that if I/we do not wish to share my/our information with other companies within Standard Chartered Group for the purpose of promotions and offers, I/we may Opt Out by visiting any of the Bank's branches or calling the Bank's Contact Center at 1 300 888 111. / Saya/Kami memahami bahawa jika saya/kami tidak ingin berkongsi maklumat saya/kami dengan syarikat-syarikat lain dalam Kumpulan Standard Chartered untuk tujuan promosi dan tawaran, saya/kami boleh menarik diri dengan mengunjungi mana-mana cawangan kami atau menghubungi Pusat Perhubungan Bank di 1 300 888 111.

22. I/We hereby agree to be governed by all terms and conditions of the SMS Alert Service continued in the Standard Terms and Conditions for the BizFinancing-i facility including all future amendments thereto. / Saya/Kami dengan ini bersetuju untuk ditadbir oleh semua terma dan syarat Perkhidmatan Pemberitahuan SMS yang diteruskan dalam Terma dan Syarat Standard untuk Kemudahan BizFinancing-i termasuk segala pindaan akan datang.

23. I/We acknowledge and agree that in the event there is change of business nature/ownership/shareholding, cessation of business and negative pledge; I/We shall notify the Bank and I/we acknowledge and agree that consent MUST be obtained from the Bank prior to the above changes failing which the Bank reserves the right to vary the term & conditions OR recall the facility/facilities. Once the Bank recalls the facility/facilities, I/we acknowledge and agree that I/We are required to fully pay the outstanding sum plus profit/interest and fees (if any) in full to the Bank failing which legal recovery process will be initiated. / Saya/Kami mengakui dan bersetuju bahawa jika terdapat perubahan sifat perniagaan/pemilikan/pemegang saham, penamatan perniagaan dan cagaran negatif, saya/kami akan memaklumkan pihak Bank dan saya/kami mengakui dan bersetuju bahawa persetujuan PERLU diperolehi daripada pihak Bank sebelum perkara di atas diubah dimana jika gagal dilakukan pihak Bank berhak untuk mengubah terma & syarat ATAU membatalkan kemudahan. Setelah pihak Bank membatalkan kemudahan, saya/kami mengakui dan bersetuju bahawa saya/kami dikehendaki membayar sepenuhnya jumlah tertunggak termasuk keuntungan/faedah dan fi (jika ada) dimana jika gagal dilakukan proses pengambilan semula melalui tindakan undang-undang akan diambil.

24. I/We acknowledge and agree that in the event there is change of business operation or correspondence address; I/We shall notify the Bank failing which the Bank reserves the right to vary the terms & conditions of the facility/facilities. / Saya/Kami mengakui and bersetuju bahawa jika terdapat sebarang perubahan operasi perniagaan atau alamat surat-menyurat; Saya/Kami akan memaklumkan pihak Bank dimana jika gagal dilakukan pihak Bank berhak untuk mengubah terma & syarat kemudahan tersebut.

25. I/We acknowledge and confirm that I have read and understood the product features and the terms and conditions stated in the Product Disclosure Sheet (PDS) attached together with this form. / Saya/Kami mengakui dan mengesahkan bahawa saya telah membaca dan memahami ciri-ciri produk dan terma dan syarat yang dinyatakan di dalam Risalah Pendedahan Produk (PDS) yang dilampirkan bersama dengan borang ini.

26. I/We acknowledge and confirm that for my/our Business Instalment Loan application, I/we have read and understood the Business Banking (BB) Booklet General Banking Terms & Conditions provided to me/us prior to the signing of this application form and agree to be bound by them in connection to all facility/ies applied for and subsequently taken up by me/us with the Bank. I/We acknowledge and confirm that the key terms and conditions as stated in the Business Banking (BB) Booklet General Banking Terms & Conditions have been explained to me/us before the signing of this application form. / Saya/Kami mengakui dan mengesahkan bahawa untuk permohonan Pinjaman Ansuran Perniagaan saya/kami, saya/kami telah membaca dan memahami Buku Kecil Perbankan Perniagaan (BB) Terma & Syarat Perbankan Am yang disediakan kepada saya/kami sebelum menandatangani borang permohonan ini dan bersetuju untuk terikat dengannya berkaitan semua kemudahan yang dimohon untuk dan seterusnya diambil oleh saya/kami dengan Bank. / Saya/Kami mengakui dan mengesahkan bahawa terma dan syarat utama seperti yang dinyatakan di dalam Buku Kecil Perbankan Perniagaan (BB) Terma & Syarat Perbankan Am telah dijelaskan kepada saya/kami sebelum menandatangani borang permohonan ini.

BIL GIL / BizFinancing-i GB Form, Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022118)
sc.com/my

Page 9 of 23

... I/we have read and understood the Saadiq SME Account Terms and Conditions Governing BizFinancing-i and for my/our Current Account-i I/we have read and understood the Saadiq SME Account Terms and Standard Terms provided to me/us prior to the signing of this application form and agree to be bound by them in connection to all ... accounts ... subsequently taken up by me/us with the Bank. I/We acknowledge and confirm that the key terms and conditions as stated in the Saadiq SME Account Terms and Standard Terms have been explained to me/us before the signing of this application form. / Saya/Kami mengakui dan mengesahkan bahawa untuk permohonan BizFinancing-i saya/kami, saya/kami telah membaca dan memahami Terma dan Syarat Standard Mentadbir Kemudahan BizFinancing-i dan untuk Akaun Semasa-i saya/kami, saya/kami telah membaca dan memahami Terma Akaun dan Terma Standard SME Saadiq yang disediakan kepada saya/kami sebelum menandatangani borang permohonan ini dan bersetuju untuk terikat dengannya berkaitan semua kemudahan dan/atau akaun yang dimohon untuk dan seterusnya diambil oleh saya/kami dengan Bank. Saya/Kami mengakui dan mengesahkan bahawa terma dan syarat utama seperti yang dinyatakan di dalam Terma Akaun dan Terma Standard SME Saadiq telah dijelaskan kepada saya/kami sebelum menandatangani borang permohonan ini.

AGENCY APPOINTMENT FOR SALE OF COMMODITY (Applicable for BizFinancing-i based on Shariah contract of Commodity Murabahah) / **PELANTIKAN WAKIL UNTUK PENJUALAN KOMODITI** (Untuk BizFinancing-i berdasarkan kontrak Shariah Komoditi Murabahah)

Applicant's Appointment of the Bank as Agent/Wakeel / Pelantikan Bank sebagai Ejen/Wakil Pemohon

1. Subject to this application being approved by Standard Chartered Saadiq Berhad ("the **Bank**"), I irrevocably appoint under the Shariah concept of Wakalah ("**Agency**") and authorise the Bank as my agent/wakeel to purchase on my behalf, Shariah compliant commodities as approved by the Shariah Committee of the Bank and as announced on the Bank's website **www.sc.com/my** ("**Commodity**") from the Bank (as seller) / Tertakluk kepada permohonan ini yang diluluskan oleh Standard Chartered Saadiq Berhad (**Bank**) saya dengan ini melantik di bawah konsep Shariah Wakalah ("**Agensi**") dan memberi kuasa kepada Bank sebagai ejen/wakil saya untuk membeli bagi pihak kami komoditi patuh Shariah seperti yang diluluskan oleh Jawatankuasa Shariah Bank dan sepertimana yang diumumkan di laman web Bank **sc.com/my** ("**Komoditi**") daripada Bank (sebagai penjual)
   a. of such quantity not exceeding that which the Bank has purchased for itself through any commodity trader at the Cost Price (Facility Amount) based on the prevailing price quoted by any commodity trader on the relevant market day selected by the Bank; / kuantiti tersebut yang tidak melebihi apa yang telah dibeli oleh Bank dengan sendirinya melalui mana-mana peniaga komoditi pada Harga Kos (Amaun Kemudahan) berdasarkan harga semasa yang disebut oleh mana-mana pedagang komoditi pada hari pasaran yang berkaitan yang dipilih oleh Bank.
   b. at the Bank's Selling Price (Cost Price plus profit at the Ceiling Profit Rate p.a.), payable to the Bank on deferred basis, in monthly instalments described by way of notification either by writing or otherwise and via the Bank's website **http://www.sc.com/my**. / pada Harga Jualan Bank (Harga Kos tambah untung pada Kadar Keuntungan Siling setahun) yang dibayar kepada Bank atas dasar tertangguh, dalam ansuran bulanan yang dihuraikan melalui pemberitahuan sama ada melalui tulisan atau sebaliknya dan melalui laman web Bank **http://www.sc.com/my**;
   c. on an "as is where is" basis, without any representations or warranties from the Bank as to quality, condition, quantity and description, and without liability on the part of the Bank for any loss, damage or deterioration; / atas "sepertimana sedia ada", tanpa apa-apa representasi atau jaminan dari Bank tentang kualiti, kondisi, kuantiti dan keterangan, dan tanpa liabiliti di pihak Bank untuk apa-apa kerugian, kerosakan atau kemerosotan;
   d. to be held on my behalf as part of the Bank's bulk holding of Shariah compliant commodities on behalf of customers, for the purpose of on-selling described below; and / yang akan diadakan bagi pihak saya sebagai sebahagian daripada pemegangan komoditi yang mematuhi Syariah bagi pihak pelanggan, untuk tujuan jualan yang diterangkan di bawah; dan
   e. have the right to take physical delivery of the commodities and for this arrangement, the Bank as my sole and exclusive agent/wakeel will decide on my behalf. / mempunyai hak untuk mengambil penghantaran fizikal bagi komoditi dan untuk urusan ini Bank sebagai ejen/wakil tunggal dan eksklusif yang akan membuat keputusan bagi pihak saya.
2. Subject to the passing of ownership of the Shariah compliant commodities to me in accordance with the trading rules of any commodity trader, I irrevocably appoint and authorise the Bank as my sole and exclusive agent/wakeel to sell my entire Shariah compliant ~~commodities on my behalf through any commodity trader at the Cost Price (Facility Amount) and to pay the Cost Price (Facility Amount)~~ to me in the manner stated in this application form. / Tertakluk kepada penyerahan pemilikan komoditi patuh Syariah kepada saya mengikut peraturan dagangan mana-mana peniaga komoditi, saya tanpa hak pembatalan melantik Bank sebagai ejen tunggal dan ejen eksklusif untuk menjual kesemua komoditi patuh Syariah saya bagi pihak saya kepada mana-mana peniaga komoditi pada Harga Kos (Amaun Kemudahan) dan membayar Harga Kos (Amaun Kemudahan) kepada saya mengikut cara yang dinyatakan dalam borang permohonan ini.
3. The appointment of the Bank as Agent/Wakeel shall not create or be deemed to create a partnership or a joint venture between the parties. The appointment will not establish a relationship of principal or agent in any other relationship between the parties. / Pelantikan Bank sebagai ejen/wakil tidak boleh mewujudkan atau disifatkan untuk mewujudkan satu perkongsian atau usahasama antara pihak-pihak. Pelantikan tersebut tidak akan mewujudkan hubungan prinsipal atau ejen dalam hubungan lain antara pihak-pihak.
4. In the execution of the Bank's appointment as my/our Agent/Wakeel, the Bank shall endeavour to act as if acting for its own account and shall take all necessary measures to protect the my/our rights and interests and will not do or omit to do anything which would be inconsistent with the Bank's obligations and responsibilities under the BizFinancing-i Standard Terms and Conditions. / Dalam perlaksanaan pelantikan Bank sebagai ejen/wakil saya, Bank akan berusaha untuk bertindak seolah-olah bertindak untuk akaunnya sendiri dan akan mengambil semua langkah yang perlu untuk melindungi hak dan kepentingan saya dan tidak akan melakukan atau meninggalkan tanpa melakukan apa-apa yang tidak konsisten dengan kewajipan dan tanggungjawab Bank di bawah Terma dan Syarat Standard Pembiayaan BizFinancing-i.
5. The Bank is indemnified from and against all actions, claims, proceedings, direct actual costs, liabilities and/or expenses whatsoever and howsoever arising as a consequence of it acting as my/our undisclosed agent/wakeel and such costs, liabilities and/or expenses shall be immediately paid by me/us upon the Bank's demand. / Bank dilindungi daripada dan terhadap semua tindakan, tuntutan, prosiding, kos sebenar, liabiliti dan/atau perbelanjaan langsung apa pun dan walau bagaimanapun timbul akibat bertindak sebagai ejen/wakil saya yang tidak didedahkan dan kos-kos kos, liabiliti-liabiliti dan/atau perbelanjaan sedemikian akan segera dibayar oleh saya atas permintaan Bank
6. The Bank shall not be liable to remunerate or reimburse me/us for any sum or have any other obligation arising by reason of the agency relationship mandated hereby. / Bank tidak akan bertanggungjawab untuk memberi ganjaran atau membayar balik kepada saya untuk sebarang jumlah atau mempunyai sebarang kewajipan lain yang timbul akibat hubungan agensi yang dimandatkan dengan ini.
7. In the event of misconduct, negligence or breach of specified terms contained herein made by the Bank acting as my/our Agent/Wakil the Bank shall be liable and shall compensate for loss or damage including any actual cost suffered by me/us. / Sekiranya berlaku salah laku, kecuaian atau pelanggaran syarat-syarat tertentu yang terkandung di dalam ini yang dibuat oleh Bank yang bertindak sebagai ejen/wakil saya, Bank akan bertanggungjawab dan akan membayar pampasan bagi kehilangan atau kerosakan termasuk apa-apa kos sebenar yang dialami oleh saya.

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022118)

BizFinancing-i Gift Form Version March 2022

Page 10 of 23

of 13

8. Termination of the Bank's responsibilities as my/our Agent/Wakil shall occur under any of the following circumstances. / Penamatan tanggungjawab Bank sebagai ejen/wakil saya akan berlaku di bawah mana-mana keadaan-keadaan berikut;
   a. dissolution or loss of legal capacity of the Bank; / pembubaran atau kehilangan keupayaan undang-undang oleh Bank;
   b. I/We lose our right to the Commodity. / Saya/Kami kehilangan hak terhadap Komoditi;
   c. the Bank and me/us mutually agree to terminate the Wakalah contract; / Saya/Kami dan saya saling bersetuju untuk menamatkan kontrak Wakalah;
   d. [illegible] by the Bank; or / Saya/Kami melaksanakan pilihan untuk menamatkan kontrak Wakalah disebabkan oleh salah laku, kecuaian atau pelanggaran terma kontrak tertentu oleh Bank; atau
   e. the Bank withdraws from the Wakalah contract due to breach of specified terms by me/us. / Bank menarik diri dari kontrak Wakalah kerana pelanggaran syarat-syarat tertentu oleh saya/kami.
9. Upon dissolution of the Wakalah contract, any Commodity entrusted with the agent/wakil shall be returned to me/us. / Setelah pembubaran kontrak Wakalah, sebarang Komoditi yang diamanahkan dengan ejen/wakil akan dikembalikan kepada saya/kami.
10. I/We understand that the proceeds from the sale of the Commodity as per the approved facility amount is to be credited into my/our designated account for my/our use. / Saya/Kami faham bahawa hasil dari penjualan Komoditi mengikut amaun kemudahan yang diluluskan akan dikreditkan ke dalam akaun saya/kami yang ditetapkan untuk penggunaan saya/kami.

*Approving Signatory / *Penandatangan Meluluskan Name / Nama Date / Tarikh: / /	*Approving Signatory / *Penandatangan Meluluskan Name / Nama Date / Tarikh: / /
*Approving Signatory / *Penandatangan Meluluskan Name / Nama Date / Tarikh: / /	*Approving Signatory / *Penandatangan Meluluskan Name / Nama Date / Tarikh: / /

CIL / Refinancing CIL Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022118)
sc.com/my

Page [illegible]

PURCHASE OF COMMODITY / BELIAN KOMODITI

Commodity Purchase / Pembelian Komoditi

1. You agree to purchase the Commodity at the Sale Price which is the commodity acquisition cost, plus the profit which is calculated based on the ceiling profit rate per annum. / Anda bersetuju untuk membeli Komoditi pada Harga Jualan yang merupakan kos pengambilalihan komoditi, ditambah dengan keuntungan yang dikira berdasarkan kadar keuntungan siling setahun.
2. You acknowledge and agree that the Commodity Purchase shall be subject to the commodity type as published on Our website **https://www.sc.com/my/saadiq/deposit-rates.html** / Anda mengakui dan bersetuju bahawa Pembelian Komoditi adalah tertakluk kepada jenis komoditi seperti yang diterbitkan di Laman web kami **https://www.sc.com/my/saadiq/deposit-rates.html**
3. You acknowledge and agree that the settlement of the Sale Price by means of the BizFinancing-i Monthly Instalments on the payment dates. / Anda mengakui dan bersetuju bahawa penyelesaian Harga Jualan adalah melalui Ansuran Bulanan Pembiayaan BizFinancing-i pada tarikh pembayaran.

*Approving Signatory / *Penandatangan Meluluskan Name / Nama Date / Tarikh: / /	*Approving Signatory / *Penandatangan Meluluskan Name / Nama Date / Tarikh: / /
*Approving Signatory / *Penandatangan Meluluskan Name / Nama Date / Tarikh: / /	*Approving Signatory / *Penandatangan Meluluskan Name / Nama Date / Tarikh: / /

RB GE / BizFinancing-i GE Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg. No. 200801022118)
sc.com/my

Page 12 of 23

of 13

Rebate (Ibra') Applied under the Variable Rate Facility / Rebat (Ibra') Terpakai di bawah Fasiliti Kadar Boleh Ubah

(i) Under the variable rate facility, the Bank shall grant a rebate (ibra') in the event the amount of profit calculated based on a margin above the Bank's Base Financing Rate ("**BFR**") ("**Effective Profit Rate (EPR)**") is lower than the amount of profit calculated based on the contracted CPR. The rebate (ibra') will be provided on monthly basis. / Di bawah fasiliti kadar boleh ubah, pihak Bank akan memberi rebat (ibra') dalam situasi jumlah keuntungan yang dikira berdasarkan margin ke atas Kadar Pembiayaan Asas ("**KPA**") ("**Kadar Keuntungan Efektif (KKE)**") adalah lebih rendah daripada jumlah keuntungan yang dikira berdasarkan KKS yang terikat. Rebat (ibra') akan diberikan pada setiap bulan.

(ii) The Bank shall grant a rebate (ibra') to you that is calculated in accordance to the following formula / Pihak Bank akan memberi rebat (ibra') kepada anda berdasarkan pengiraan mengikut formula berikut:

Rebate (Ibra') Rate (%) = Contracted CPR (%) - EPR (%)
Kadar Rebat (Ibra')%= KKS yang Terikat (%) - KPA (%)

If the EPR is equal to or more than contracted CPR, the contracted CPR will be used to calculate the monthly instalment amount and the rebate (ibra') will be zero. / Sekiranya KPA bersamaan atau lebih daripada KKS yang terikat, KKS yang terikat akan digunakan untuk mengira jumlah ansuran bulanan dan rebat akan menjadi sifar.

(iii) The Customer hereby acknowledges and agrees that the rebate referred to herein shall not be construed in any manner whatsoever as cash rebate payable to the Customer but shall be reflected as a reduction in the profit element of the monthly instalments of the financing account. / Pelanggan dengan ini mengakui dan bersetuju bahawa rebat yang disebutkan di sini tidak akan ditafsirkan dengan cara apa pun sebagai rebat tunai yang harus dibayar kepada Pelanggan tetapi akan dinyatakan sebagai pengurangan dalam elemen keuntungan daripada ansuran bulanan akaun pembiayaan.

BB CAL / Refinancing + GF Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022118)
sc.com/my

Page 13 of 25

PERSONAL DATA PROTECTION ACT (PDPA) / AKTA PERLINDUNGAN DATA PERIBADI (APDP)

Dear Customer,
Pelanggan yang dihormati,

Collection and Use of Personal Data
Pengumpulan dan Penggunaan Data Peribadi

Thank you for your interest in our banking services. / Terima kasih atas minat anda terhadap perkhidmatan perbankan kami

For the purposes of securing, or the continuation of, the banking services provided by us, you/your company may need to collect and supply to us the personal data of, including but not limited to and where applicable, any of your officers, employees, authorised signatories, directors, managers, individual shareholders, individual guarantors/obligors, suppliers/vendors and/or related parties (the "Relevant Individuals"). / Bagi tujuan mendapatkan atau meneruskan perkhidmatan perbankan yang disediakan oleh kami, anda/syarikat anda mungkin perlu mengumpul dan membekalkan kepada kami data peribadi tentang, termasuk tetapi tidak terhad kepada dan jika berkenaan, mana-mana pegawai, pekerja, penandatangan yang diberi kuasa, pengarah, pengurus, pemegang saham individu, penjamin/penanggung kewajipan individu, pembekal/vendor dan/atau pihak berkaitan anda ("Individu Relevan").

By signing this document, you represent, warrant and confirm that you are entitled to provide the personal data of the Relevant Individuals to us and that you have obtained, or shall obtain, the necessary consent from the Relevant Individuals as required by applicable law to disclose their personal data to us to be processed and collected by us for the purposes stated above. / Dengan menandatangani dokumen ini, anda merepresentasi, waran dan mengesahkan bahawa anda layak untuk membekalkan kami dengan data peribadi Individu Relevan dan anda telah mendapatkan, atau akan mendapatkan, persetujuan yang diperlukan daripada Individu Relevan seperti yang dikehendaki oleh undang-undang untuk mendedahkan data peribadi mereka kepada kami untuk diproses dan dipungut untuk tujuan yang dinyatakan di atas.

Our privacy policy ("Privacy Statement") can be found on our website **(http://www.sc.com/my/)**. We reserve the right to amend the Privacy Statement at any time and will place the latest version of our Privacy Statement on our website or at our branches or via such other suitable methods. The Privacy Statement is not intended to, nor does it, create any contractual rights whatsoever, nor does it create any contractual obligations on us in respect of any other party or on behalf of any party. / Dasar privasi ("Kenyataan Privasi") kami boleh dijumpa di laman web kami **(http://www.sc.com/my/)**. Kami merizab hak untuk meminda Kenyataan Privasi pada bila-bila masa dan akan meletakkan versi terkini Kenyataan Privasi di laman web kami atau di cawangan kami atau melalui sebarang kaedah lain yang sesuai. Kenyataan Privasi tidak bertujuan untuk dan tidak mewujudkan sebarang hak kontrak pun juga, dan juga tidak mewujudkan sebarang obligasi kontrak di pihak kami terhadap mana-mana pihak lain atau bagi pihak mana-mana pihak lain.

Thank you for your kind attention and it is our pleasure to serve you. / Terima kasih atas perhatian anda dan kami berbesar hati kerana berpeluang memberi perkhidmatan kepada anda.

(Standard Chartered Bank Malaysia Berhad)
(Standard Chartered Saadiq Berhad)

NECESSARY DOCUMENTATION / DOKUMEN YANG DIPERLUKAN

All documents provided to be certified true copy by Company Secretary / Semua dokumen yang disediakan perlu disahkan benar oleh Setiausaha Syarikat	Sole Proprietorship / Pemilikan Tunggal	Partnership / Perkongsian	Limited Company / Syarikat Sendirian Berhad	Solicitor's Accounts / Akaun Peguam	Professional / Profesional
Photocopy of NRIC of all authorised signatory(ies) (original sighted by SCB Officer) / Salinan Kad Pengenalan semua penandatangan dibenarkan (kad asal telah dilihat oleh pegawai SCB)	✔	✔	✔	✔	✔
A certified copy of the most recent Balance Sheet, although this is not obligatory / Salinan Kunci Kira-kira terkini yang disahkan, tidak wajib			✔		
Photocopy of Original Business Registration Certificate (Form A) / Salinan Sijil Pendaftaran Perniagaan Asal (Borang A)	✔	✔			
Latest 6 months of Bank Statements of the main operating account(s) / Penyata Bank 6 Bulan terkini untuk akaun operasi utama	✔	✔	✔	✔	✔
Latest Income Tax return form for Directors/Shareholders/Sole Proprietor/ Partnership / Borang Penyata Cukai Pendapatan terkini untuk Pengarah/ Pemegang Saham/Pemilik Tunggal / Perkongsian	✔	✔	✔	✔	✔
Photocopy of Original Certificate of Registration (Form D)/Copy of Partnership Deed / Salinan Sijil Pendaftaran Asal (Borang D)/Salinan surat ikatan perkongsian	✔	✔			
Board Resolution with specimen signatures of the authorised signatories (bank's standard/company's) / Resolusi Lembaga Pengarah dengan contoh tandatangan penandatangan dibenarkan (standard bank/syarikat)			✔		
Latest Financial Statement / Penyata Kewangan Terkini			✔		
Certified copy of certificate of Registration/relevant constituent documents or Form under Section 15 - Registration of Incorporation / Salinan Sijil Pendaftaran/Dokumen konstituen yang berkaitan atau Borang di bawah Seksyen 15 - Pendaftaran Pemerbadanan			✔		
Certified copy of the Company's Memorandum and Articles of Association or Constitution or Company Secretary's confirmation that they are relying on Section 31(3) and that the Company does not have a Constitution / Salinan Artikel Pertubuhan dan Memorandum Syarikat yang disahkan atau Perlembagaan Syarikat atau Pengesahan Setiausaha Syarikat bahawa Syarikat akan mengguna pakai Seksyen 31(3) dan Syarikat tersebut tidak mempunyai Perlembagaan			✔		
Certified copy of Form 49 (List of Director of Company) or Form Under Section 58 - Notification of Change in the Register of Directors, Managers and Secretaries / Salinan Borang 49 yang disahkan (Senarai Pengarah Syarikat) atau Borang dibawah Seksyen 58 - Pemberitahuan Pertukaran di dalam Daftar Pengarah, Pengurus dan Setiausaha			✔		
Shareholding of the Company (Form 24) or Form under Section 78 - Return for Allotment of Shares / Pegangan Saham Syarikat (Borang 24) atau Borang dibawah Seksyen 78 - Penyata Pengumpukan Syer			✔		
Original Practising Certificate issued by the High Court sighted and photocopy taken / Sijil Pengamal Asal yang dikeluarkan oleh Mahkamah Tinggi telah dilihat dan salinan disimpan				✔	✔
Letter from Bar Council of Malaysia agreeing to the use of name for the Solicitor's account / Surat dari Badan Peguam Malaysia menyetujui penggunaan nama untuk akaun Peguamcara				✔	

Note: Where copies are retained, the officer is to annotate with "Original Sighted", date sighted and initial on the copies. / Nota: Sekiranya salinan disimpan, pegawai hendaklah menandakan "Dokumen Asal telah dilihat", tarikh dilihat dan paraf pada salinan

Call us at **1300 888 111** [illegible] / [illegible] **1300 888 111** untuk temujanji atau kunjungi mana-mana cawangan kami

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022118)
sc.com/my

Page 14 of 23

BB CIL / BizFinancing GIF Form Version March 2022

Bank's Mandate form / Borang Mandat Bank

For companies, corporate entities, partnerships and unincorporated associations / Untuk syarikat, entiti korporat, perkongsian dan persatuan tidak diperbadankan.

About this form / Tentang borang ini

This form / Borang ini:

- is an important part of our process in connection with the products and services that we provide you and will help us with documenting your authorised persons in our systems / merupakan bahagian penting proses kami berhubung dengan produk-produk dan perkhidmatan-perkhidmatan yang kami sediakan untuk anda dan akan membantu kami dengan mendokumenkan individu yang dibenarkan oleh anda di dalam sistem-sistem kami
- will tell us what transactions and services offered by the Bank have been approved for your organisation / akan memberitahu kami tentang urus niaga-urus niaga dan perkhidmatan-perkhidmatan apa yang ditawarkan oleh Bank yang telah diluluskan untuk organisasi anda
- will help us to identify persons authorised to act on your behalf in connection with the products and services that we provide you / akan membantu kami untuk mengenal pasti individu individu yang diberi kuasa untuk bertindak bagi pihak anda berhubung dengan produk-produk dan perkhidmatan-perkhidmatan yang kami sediakan untuk anda
- will provide us with a copy of the specimen signatures for your Approving Persons and will allow us to manage and authenticate your instructions / akan menyediakan kepada kami salinan tandatangan spesimen untuk setiap Individu-individu Melulus anda dan akan membenarkan kami untuk mengurus dan mengesahkan arahan-arahan anda
- does **NOT** need to be submitted where you have already provided us with your separate mandate or other evidence of your authority - Please contact us if you wish to present or otherwise rely solely on your own mandate. We may also, from time to time, contact you in relation to the refreshing of your mandate / **TIDAK** perlu untuk dikemukakan di mana anda sudah berikan kepada kami mandat anda yang berasingan atau bukti lain berkenaan kuasa anda - Sila hubungi kami jika anda ingin menyeran atau sebaliknya bergantung sepenuhnya pada mandat anda sendiri. Kami boleh juga, dari masa ke semasa, menghubungi anda untuk memperbaharui semula mandat anda

This Bank's Mandate form has three (3) parts / Borang Mandat Bank mempunyai tiga (3) bahagian:

(i) **Part A - Mandate** - provide an extract of the basic resolutions necessary for the Bank to accept instructions from you and to provide you the relevant products and services / **Bahagian A - Mandat** - menyediakan ekstrak asas resolusi yang perlu untuk Bank menerima arahan-arahan daripada anda dan untuk menyediakan produk-produk dan perkhidmatan-perkhidmatan berkenaan untuk anda

(ii) **Part B - Declaration** - this section is to be signed by your relevant representative(s) who can certify the Mandate form / **Bahagian B - Pengakuan** - seksyen ini hendaklah ditandatangani oleh wakil anda yang boleh memperakui borang Mandat

(iii) **Part C - List of Approving Persons** - identify, complete and provide us with the specimen signatures for each of your Approving Person / **Bahagian C - Senarai Individu Melulus** - mengenal pasti, melengkap dan menyediakan kepada kami spesimen tandatangan untuk setiap Individu-individu Melulus anda

How to fill in this form / Bagaimana untuk mengisi borang ini

- Please use **BLOCK LETTERS** to complete this form / Sila gunakan **HURUF-HURUF BESAR** untuk melengkapkan borang ini
- Any field marked with an * must be completed / Medan-medan yang ditanda dengan * Mesti dilengkapkan
- Leave boxes blank if they do not apply to you / Biarkan kotak kosong jika tidak berkenaan dengan anda
- If you make a mistake, please print a fresh page / Jika anda membuat kesilapan, sila cetak mukasurat baru
- Please keep a copy of the completed form for your records / Sila simpan salinan borang dilengkapkan untuk rekod anda
- If you require more than four (4) Approving Persons or require more space under Additional Instructions, please ask for a List of Approving Persons - Schedule form. The List of Approving Persons - Schedule form should be attached to this form and signed by the same persons who have certified or signed this form under Part B. Alternatively, Part C of this form can be reprinted with the number of pages that have been reprinted clearly stated under Additional Instructions / Jika anda perlukan lebih daripada empat (4) Individu Melulus atau memerlukan lebih ruang di bawah Arahan-arahan Tambahan, sila minta Borang Jadual - Senarai Individu Melulus. Borang Jadual - Senarai Individu Melulus hendaklah dilampirkan bersama borang ini dan ditandatangan oleh individu sama yang telah memperakui dan menandatangani borang ini di bawah Bahagian B. Secara alternatif, Bahagian C daripada borang ini boleh dicetak semula dengan bilangan muka surat yang telah dicetak semula dengan jelas dinyatakan di bawah Arahan-arahan Tambahan

Guidance Notes to this form / Nota Panduan kepada borang ini

A. GENERAL / UMUM

We may clarify any incomplete or inconsistent information in relation to your request under this form / Kami mungkin menjelaskan sebarang maklumat yang tidak lengkap atau tidak konsisten berhubung dengan permintaan anda di bawah borang ini

B. PART A – MANDATE / BAHAGIAN A – MANDAT

(i) **SCB entity** - you may have more than one relationship with entities under the Standard Chartered Group - please insert the relevant Standard Chartered entity to which you will be submitting this form / **Entiti SCB** - anda mungkin mempunyai lebih daripada satu hubungan dengan entiti di bawah Kumpulan Standard Chartered - sila masukkan entiti Standard Chartered yang anda akan kemukakan borang ini kepadanya

(ii) **Client name** - insert your **FULL** legal name. This will help us connect the details under this form to the relevant Client entity / **Nama klien** - masukkan nama **PENUH** anda yang sah. Ini akan membantu kami mengaitkan butiran di bawah borang ini kepada entiti Klien berkenaan

(iii) **Approved Transactions** - The mandate will / **Urus Niaga Diluluskan** - Mandat akan:

- approve the core products and services which the Bank may make available to you, including accounts, cash management services, trade related services, lending services, Financial Markets Transactions and electronic banking (including Straight2Bank Web) services; and / meluluskan produk produk dan perkhidmatan perkhidmatan teras yang mana Bank boleh membuat tersedia untuk anda, termasuk akaun-akaun, perkhidmatan-perkhidmatan pengurusan tunai, perkhidmatan-perkhidmatan berkaitan perdagangan, perkhidmatan perkhidmatan beri pinjaman, Urus niaga urus niaga Pasaran Kewangan dan perkhidmatan-perkhidmatan perbankan elektronik (termasuk Web Straight2Bank), dan

BE GE / Buf financings GIF Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022118)
sc.com/my

Page 15 of 23

- approve you acting as agent for and on behalf of your group members / meluluskan anda bertindak sebagai ejen untuk dan bagi pihak ahli kumpulan anda

Note: [illegible] domestic sweeping service [illegible] require additional [illegible]. Where relevant, we shall provide you with the relevant form to be completed. / **Perhatian:** Perkhidmatan-perkhidmatan tertentu (cth: Perkhidmatan-perkhidmatan himpunan anggaran domestik dan merentasi sempadan / perkhidmatan "sweeping" domestik) memerlukan persijilan tambahan. Di mana berkenaan, kami akan menyediakan anda dengan borang berkenaan untuk dilengkapkan.

(iv) **Powers of Approving Persons** - the mandate will confirm the powers of the Approving Persons in connection with the Approved Transactions, including execution of documentation, providing notices and instructions to the Bank, general communications with the Bank, making certain appointments and amending terms of any documentation or transaction from time to time / **Kuasa Individu-individu Melulus** - Mandat akan mengesahkan kuasa Individu-individu Melulus berhubung Urus Niaga Diluluskan, termasuk pelaksanaan dokumentasi, menyediakan notis-notis dan arahan-arahan kepada Bank, komunikasi-komunikasi umum dengan Bank, memastikan pelantikan-pelantikan dan pemindaan terma-terma sebarang dokumentasi atau urus niaga dari masa ke masa

Note: The Bank may require an authorised dealers list for Financial Markets Transactions in certain circumstances. Where this authorised dealers list is required, we will let you know. Otherwise, this authorised dealers list is not required. / **Perhatian:** Bank mungkin memerlukan senarai peniaga yang dibenarkan untuk Urus Niaga-urus niaga Pasaran Kewangan dalam keadaan tertentu. Di mana senarai peniaga dibenarkan diperlukan, kami akan memberitahu anda. Jika sebaliknya, senarai peniaga yang dibenarkan ini tidak diperlukan.

(v) **Appointing Representatives or Agents for the Client** - the Approving Persons may also appoint additional persons to be your representative or agent in connection with certain products/services, including: / **Melantik Wakil-wakil atau Ejen-ejen untuk Klien** - Individu-individu Melulus boleh juga melantik individu-individu tambahan untuk menjadi wakil atau ejen anda berhubung dengan produk-produk / perkhidmatan-perkhidmatan tertentu, termasuk:

- Straight2Bank services - to designate person(s) to: (1) be the "administrator(s)" with full powers to administer and manage, including to set, assign and/or amend functions, approving powers, authorisation limits, product functionalities and other parameters (including data access) for your organisation; and/or (2) perform various other roles with such functions and powers to access and use such services as may be assigned by the "administrator(s)" from time to time. The administrator(s) may also appoint persons described in (2) (i.e. to access and use such services) / Perkhidmatan Straight2Bank - bagi menetapkan individu(-individu) untuk: (1) menjadi "pentadbir" dengan kuasa penuh untuk mentadbir dan mengurus, termasuk menetap, menyerah hak dan/atau meminda fungsi-fungsi, kuasa-kuasa melulus, had-had kuasa, fungsi-fungsi produk dan parameter lain (termasuk capaian data) untuk organisasi anda; dan/atau (2) melaksanakan pelbagai jenis peranan lain dengan fungsi-fungsi dan kuasa-kuasa untuk mencapai dan menggunakan perkhidmatan perkhidmatan tersebut jika boleh diserah hak oleh "pentadbir(-pentadbir)" dari masa ke masa. Pentadbir(-pentadbir) boleh jua melantik individu-individu yang dihuraikan dalam (2) (iaitu, untuk mencapai dan menggunakan perkhidmatan-perkhidmatan tersebut)
- Liquidity Management services - to designate person(s) for the purposes of interest/profit optimisation, netting, aggregation, cash sweeping, cash pooling arrangement or other liquidity management service (whether notional or actual) with the Bank and/or any affiliate of the Bank, with powers to: (1) instruct the Bank to apply balances on the Client's accounts with the Bank, (2) apportion interest/profit calculated between the accounts of the Client and the accounts of other participants, and (3) approve and accept the addition or removal of yourself or any Client Group Member as a participant / Perkhidmatan-perkhidmatan Pengurusan Kecairan - untuk menetapkan individu(-individu) untuk tujuan pengoptimuman faedah/keuntungan, penghasilan bersih, pengagregatan, "sweeping", pengaturan himpunan tunai atau perkhidmatan pengurusan kecairan lain (sama ada anggaran atau sebenar) dengan Bank dan/atau sebarang gabungan Bank, dengan kuasa untuk: (1) mengarah Bank untuk gunakan baki-baki pada akaun-akaun Klien dengan bank; (2) peruntukkan faedah/keuntungan yang dikira antara akaun-akaun Klien dan akaun-akaun peserta lain ; dan (3) melulus dan menerima tambahan atau pengeluaran diri anda atau mana-mana Ahli Kumpulan Klien sebagai peserta

Note: Where you appoint an agent to act for and on your behalf (in respect of paragraph (v) above), we will require you to complete and submit a separate Appointment of Agent form or the equivalent to identify the agent and provide particulars, including the agent's scope of powers. / **Perhatian:** Apabila anda melantik ejen supaya bertindak untuk dan bagi pihak anda (berhubung dengan perenggan (v) atas), kami akan memerlukan anda untuk melengkap dan mengemukakan borang Pelantikan Ejen berasingan atau setara dengannya untuk mengenal pasti ejen dan menyediakan butiran, termasuk skop kuasa-kuasa ejen

C. PART B – DECLARATION / BAHAGIAN B – PENGAKUAN

(i) **Primary and Secondary Signatory** - This form represents the Bank's standard requirement for a certified extract of a resolution. We will require person(s) who are qualified to certify that this is a true extract of the relevant resolution to execute this form. This should be in accordance with the memorandum and articles of association, partnership agreement, limited liability partnership agreement, rules, charter or constitution of the entity or equivalent, and laws of the jurisdiction of incorporation or establishment of the entity, if any / **Penandatangan Utama dan Kedua** - Borang ini menerangkan keperluan standard Bank untuk ekstrak resolusi diperakui. Kami akan memerlukan individu(-individu) yang berkelayakan untuk memperakui bahawa ini adalah ekstrak sebenar resolusi berkenaan untuk melaksanakan borang ini. ini hendaklah menurut memorandum dan tataurusan pertubuhan, perjanjian perkongsian, perjanjian perkongsian liabiliti terhad, peraturan, piagam atau penubuhan entiti atau setara, dan undang-undang bidang kuasa pemerbadanan atau penubuhan entiti, jika ada

D. PART C – LIST OF APPROVING PERSONS / BAHAGIAN C – SENARAI INDIVIDU MELULUS

(i) **Approving Persons** - These are persons who are authorised to act on your behalf in accordance with the mandate. Note that the Approving Persons are an "Authorised Person" (as defined under our Standard Terms, General Banking Terms and Conditions or equivalent) or an equivalent person. You will need to provide us the relevant details of the Approving Persons (including their specimen signature) as part of our set-up of the authorised persons in our systems / **Individu-individu Melulus** - Inilah individu-individu yang diberi kuasa untuk bertindak bagi pihak anda menurut mandat. Perhatian bahawa Individu-individu Melulus adalah "Individu yang Dibenarkan" (seperti ditakrifkan di bawah Terma Lazim, Terma dan Syarat Perbankan Umum atau setara dengannya) atau individu setara. Anda akan perlu untuk menyediakan kami dengan butir-butiran berkenaan Individu-individu Melulus (termasuk tandatangan spesimen mereka) sebagai sebahagian daripada persediaan individu-individu yang dibenarkan dalam sistem-sistem kami

(ii) **Additional Instructions** - You may include additional instructions applicable to Approving Persons under this section. Some examples include: / **Arahan-arahan tambahan** - Anda boleh masukkan arahan-arahan tambahan yang terpakai pada Individu-individu Melulus di bawah seksyen ini. Beberapa contoh termasuk

- Signing instructions. / Arahan-arahan menandatangan:

  Any two [2] Approving Persons are required to jointly: (i) [execute the Documents]; (ii) [provide instructions, notices or other directions to the Bank]; (iii) [carry out the purpose and intent of any foregoing resolution for and on behalf of the Client], (iv) [etc.] / Mana-mana [2] Individu-individu Melulus diperlukan secara bersama: (i) [menandatangani Dokumen-dokumen]; (ii) [menyediakan arahan-arahan, notis-notis atau arahan-arahan lain kepada Bank]; (iii) [menjalankan tujuan dan hasrat mana-mana resolusi sebelum ini untuk dan bagi pihak Klien]; (iv) [dll.]

BB GL / Bufinancing GE Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801027118)
sc.com/my

Page 16 of 23

- Accounts: / Akaun-akaun:

The Approving Persons listed below shall have the authority to handle the following accounts for the Client: / Individu-individu Melulus disenaraikan di bawah hendaklah mempunyai kuasa untuk mengendalikan akaun berikut untuk Klien.

Account Number / Nombor Akaun	Currency / Mata Wang	Account Name / Nama Akaun	Approving Person(s) / Individu(-individu) Melulus
			NG CHEN LOK

- Limitations to the power and authority of the Approving Persons: / Pengehadan pada kuasa dan autoriti Individu Meluluskan

The Approving Persons listed below shall be limited to the following power, authority or limits: / Individu Meluluskan yang disenaraikan dibawah akan dihadkan kepada kuasa, autoriti atau had berikut:

Name / Nama	Power, Authority and $ limit / Kuasa, Punya Kuasa dan had $
[example John Adams] / [contoh John Adams]	[example: operating the bank accounts of any type with the Bank up to USD1 million per transaction] / [example: operating the bank accounts of any type with the Bank up to USD1 million per transaction] / [contoh: mengendalikan akaun bank sebarang jenis dengan bank sehingga USD 1 juta setiap urus niaga]

provided that each Approving Person shall retain the full power and authority to appoint any person, representative or agent to act for and on behalf of the Client in connection with the Straight2Bank services (including full and unrestricted powers to administer, manage and appoint users for the Straight2Bank services) / dengan syarat bahawa setiap Individu Melulus akan mengekalkan kuasa dan punya kuasa penuh untuk melantik mana-mana individu, wakil atau ejen untuk bertindak bagi pihak Klien berhubung dengan perkhidmatan-perkhidmatan Straight2Bank (termasuk kuasa-kuasa penuh dan tiada sekatan untuk mentadbir, mengurus dan melantik pengguna-pengguna untuk perkhidmatan-perkhidmatan Straight2Bank)

IMPORTANT NOTE: / NOTIS PENTING:

1. **Limitations** - any limitations which you impose on an Approving Person may potentially impact our product functionalities / **Pengehadan** - apa-apa pengehadan yang anda kenakan pada Individu Melulus boleh berpotensi menjejaskan kefungsian-kefungsian produk kami.
2. **Straight2Bank set-up** - For Straight2Bank, you will need to submit to us a completed and signed Straight2Bank Setup & Maintenance Form. In that form, you will need to appoint users and set, assign and amend the applicable approving powers and authorisation limits; if you subsequently wish to make changes, you will need to submit to us a new Straight2Bank Setup & Maintenance Form (where system functionality permits, these may also be done through your designated administrator(s)). It is your responsibility to ensure that Straight2Bank Setup & Maintenance Forms submitted by you do not conflict with any additional instructions given in this form / **Persediaan Straight2Bank** - Untuk Straight2Bank, anda perlu mengemukakan kepada kami Borang Persediaan dan Penyelenggaraan Straight2Bank yang dilengkapkan dan ditandatangani. Dalam borang tersebut, anda akan perlu untuk melantik pengguna-pengguna dan menetapkan, serah hak dan pinda kuasa-kuasa melulus dan had-had kuasa yang berkenaan; jika anda kemudiannya ingin membuat perubahan-perubahan, anda akan perlu untuk mengemukakan kepada kami Borang Persediaan dan Penyelenggaraan Straight2Bank baru (di mana fungsi sistem membenarkan, ini boleh juga dilakukan melalui pentadbir(-pentadbir) yang ditetapkan oleh anda). Adalah tanggungjawab anda untuk memastikan bahawa Borang Persediaan dan Penyelenggaraan Straight2Bank dikemukakan oleh anda tidak bercanggah dengan sebarang arahan-arahan tambahan yang diberi di sini.

We would strongly suggest that you discuss any proposed limitations with the Bank before including these under the Additional Instructions section / Kami sangat mengesyorkan agar anda membincangkan sebarang cadangan pengehadan dengan Bank sebelum memasukkan ini di bawah seksyen Arahan-arahan Tambahan

Supplementary forms / Borang tambahan

- **List of Approving Persons - Schedule form** - please use this form as a continuation sheet for Part C if required / **Borang Jadual - Senarai Individu Melulus** - sila gunakan borang ini sebagai halaman sambungan untuk Bahagian C jika diperlukan
- **List of Approving Persons - Amendment form** - please use this form should you need to amend the List of Approving Persons from time to time / **Borang Senarai Individu Melulus** - Pindaan - sila gunakan borang ini sekiranya anda perlu pinda Senarai Individu Melulus dari masa ke masa
- **Authorised Dealers List** - please use this form only where we require you to do so; otherwise you are not required to complete this form / **Senarai Peniaga yang Dibenarkan** - sila gunakan borang ini hanya di mana kami perlukan anda untuk berbuat demikian
- **Additional certification for Domestic Notional Pooling and Cross-border/Domestic Sweeping Services** - please use this form to provide the additional certification required for Domestic Notional Pooling and Cross-border/Domestic Sweeping Services. This is **only** applicable if you are applying for such services. You will only be required to provide this form prior to your application of these Services / **Pensijilan tambahan untuk Perkhidmatan-perkhidmatan Himpunan Anggaran Domestik dan Merentasi Sempadan/Perkhidmatan "Sweeping" Domestik** - sila gunakan borang ini untuk menyediakan pensijilan tambahan yang diperlukan untuk Perkhidmatan-perkhidmatan Himpunan Anggaran Domestik dan Merentasi Sempadan/Perkhidmatan "Sweping" Domestik. Ini **hanya** terpakai jika anda memohon untuk perkhidmatan-perkhidmatan tersebut. Anda akan hanya perlu menyediakan borang ini sebelum permohonan untuk Perkhidmatan perkhidmatan ini
- **Straight2Bank Setup & Maintenance Form** - please use this form to apply for Straight2Bank services and provide setup instructions, including adding, amending and/or deleting accounts, and service and/or user entitlements on Straight2Bank / **Borang Persediaan & Penyelenggaraan Straight2Bank** - sila gunakan borang ini untuk memohon perkhidmatan-perkhidmatan Straight2Bank dan berikan arahan-arahan persediaan, termasuk menambah, meminda dan/atau memotong akaun-akaun, dan perkhidmatan-perkhidmatan dan/atau kelayakan-kelayakan pengguna pada Straight2Bank

BR GR / Biz many.. CIF Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801032118)
sc.com/my

Page 1/ of 23

Part A - Mandate /Mandat

To* / Kepada*:
(Insert the name of the SCB entity providing the service) (the "**Bank**") / (Masukkan nama entiti SCB yang menyediakan perkhidmatan) ("**Bank**")

STANDARD CHARTERED BANK MALAYSIA BERHAD

At a meeting of the board of directors/members/trustees/partners of and in accordance with the constitutional documents of: / Pada mesyuarat lembaga pengarah pengarah/ahli-ahli / amanah-amanah/pekongsi-pekongsi dan menurut dokumen-dokumen perlembagaan:

(Please complete the following section) / (Sila lengkapkan seksyen berikut)

Name of the Company / Institution / Partnership / Business (the "Client")* / Nama Syarikat / Institusi / Perkongsian / Perniagaan ("Klien")* (Insert FULL legal name) / (Masukkan nama PENUH yang sah)

CL TECHNICAL OILS INTERNATIONAL SDN BHD

Registration Number (if applicable) / **Nombor Pendaftaran** (jika berkenaan)

New / Baru: 201601020505

Old / Lama: 1184332U

Date on which resolutions were passed (at a meeting or by circular resolution)* / Tarikh mesyuarat dan resolusi-resolusi*

1/11/2022

EXTRACT OF RESOLUTIONS / EKSTRAK RESOLUSI-RESOLUSI

The Client has considered and resolved the following. / Klien telah mempertimbangkan dan memutuskan yang berikut:

1. **Approved Transactions:** The Client is authorised to, and shall hereby enter into, the following transactions and services offered by the Bank from time to time on the Bank's terms and conditions, for which the Client accepts to be in its best interests and for its benefit. / **Urus Niaga-urus niaga Diluluskan:** Klien diberi kuasa untuk, dan hendaklah dengan ini melakukan urus niaga-urus niaga dan menggunakan perkhidmatan-perkhidmatan berikut yang ditawarkan oleh Bank dari masa ke semasa menurut terma-terma dan syarat-syarat Bank, yang mana Klien menerima sebagai menjaga kepentingan-kepentingan baiknya dan untuk manfaatnya.

   (a) The "**Transaction(s)**": / "**Urus Niaga(-urus niaga)**":

   (i) **Account(s)** - opening, operating and closing accounts of any type with the Bank, with or without overdraft facilities; / **Akaun (-akaun)** - membuka, mengendali dan menutup akaun sebarang jenis dengan bank, dengan atau tanpa kemudahan overdraf;

   (ii) **Cash** - any cash management services with the Bank, including collections, payments and liquidity management services (including any interest/profit optimisation, notional or actual netting, aggregation, cash sweeping or cash pooling arrangement); / **Tunai** - sebarang perkhidmatan tunai dengan Bank, termasuk kutipan-kutipan, pembayaran-pembayaran dan perkhidmatan-perkhidmatan pengurusan kecairan (termasuk sebarang pengoptimuman faedah/untung, penghasilan bersih samada anggaran atau sebenar, pengagregatan, aturan "sweeping" wang atau himpunan tunai);

   (iii) **Trade** - any trade related services with the Bank, including letters of credit, guarantees, letters of indemnity, import financing, import invoice financing, receivables purchase, receivables discounting and/or factoring, documentary collections, supply chain financing, pre-shipment financing and warehouse finance; / **Perdagangan** - sebarang perkhidmatan berkaitan perdagangan, termasuk surat-surat kredit, jaminan-jaminan, surat-surat indemniti, pembiayaan-pembiayaan import, pembiayaan invois import, pembelian belum terima, pendiskaunan belum terima dan/atau pemfaktoran, kutipan-kutipan dokumen, pembiayaan rantaian bekalan, pembiayaan pra-penghantaran dan pembiayaan penggudangan;

   (iv) **Lending/Financing** - any credit facilities with the Bank including general [illegible] lending/financing products [illegible] and short term loans/financing); / **Beri Pinjaman/Pembiayaan** - sebarang kemudahan kredit dengan Bank, termasuk produk-produk beri pinjaman/pembiayaan umum (seperti overdraf dan pinjaman/pembiayaan jangka pendek);

   (v) **Channels** - any electronic banking (such as Straight2Bank Web) and/or other channel services with the Bank, including self-administration and currency conversion functionalities within such services; / **Saluran-saluran** - sebarang perbankan elektronik (seperti Straight2Bank Web) dan/atau perkhidmatan-perkhidmatan saluran lain dengan Bank, termasuk pentadbiran kendiri dan fungsi-fungsi penukaran mata wang dalam perkhidmatan-perkhidmatan tersebut;

   (vi) **Client appointed as an agent** - where the Client has been authorised by its affiliates and/or subsidiaries ("**Client Group Member(s)**"), acting in connection with any Transactions for and on behalf of the relevant Client Group Member(s); and / **Klien dilantik sebagai ejen** - di mana Klien telah diberi kuasa oleh gabungannya dan/atau syarikat subsidiari ("**Ahli Kumpulan Klien**"), bertindak berhubung dengan sebarang Urus Niaga-urus niaga untuk dan bagi pihak Ahli(-ahli) Kumpulan Klien, dan

   (vii) **Ancillary activities** - any ancillary services, activities or transactions deemed necessary by the Bank in connection with any of the above transactions and services, including granting any security or guarantee or other credit support in favour of the Bank and any spot currency conversion; and / **Aktiviti-aktiviti sampingan** - sebarang perkhidmatan-perkhidmatan sampingan, aktiviti-aktiviti atau urus niaga-urus niaga dianggap perlu oleh Bank berhubung dengan sebarang urus niaga-urus niaga dan perkhidmatan-perkhidmatan di atas, termasuk memberi sebarang sekuriti atau jaminan atau sokongan kredit lain atas nama Bank dan penukaran mata wang serta-merta; dan

   (c) The "**Financial Markets Transaction(s)**": any money market, foreign exchange, derivatives, securities dealing, repurchase transactions, transactions for the sale and purchase of commodities, precious metals transactions and other treasury transactions of a type from time to time offered by the Bank. / "**Pasaran Urus Niaga Kewangan**": sebarang pasaran wang, pertukaran asing, terbitan-terbitan, urusan sekuriti-sekuriti, urus niaga-urus niaga pembelian semula, urus niaga-urus niaga untuk jualan dan pembelian komoditi-komoditi, urus niaga-urus niaga logam berharga dan urus niaga-urus niaga perbendaharaan lain daripada satu jenis dari masa ke masa ditawarkan oleh Bank.

2. **Powers of Approving Persons;** Each Approving Person designated by the Client in the List of Approving Persons (set out in Part C and as may be amended or supplemented from time to time) is authorised, for and on behalf of the Client, to / **Kuasa Individu Melulus:** Setiap Individu Melulus ditetapkan oleh Klien dalam Senarai Individu Melulus (diterangkan dalam Bahagian C dan boleh dipinda atau ditambah dari masa ke masa) diberi kuasa, untuk dan bagi pihak Klien, untuk:

   (a) in relation to **Transactions** / berhubung dengan **Urus Niaga-urus niaga**:

   (i) **Execute transaction documents** - complete, execute and deliver any agreements, notes, deeds, forms, instruments, guarantees, security documents, notices, certificates, declarations, letters, confirmations, master confirmation agreements (including supplements, amendments and restatements thereto), settlement/payment netting agreements and any other documents (the

BE GIL / Refinancing - GIF Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801027118)
sc.com/my

Page 16 of 23

"Document(s)") required by the Bank in connection with the Transaction(s) and on such terms and conditions as such Approving Person may deem necessary or desirable in connection with the Transaction(s); / **Melaksanakan dokumen-dokumen urus niaga** - melengkap, melaksana dan menyerah sebarang perjanjian, nota, surat ikatan, borang, instrumen, jaminan, sekuriti dokumen, notis, sijil, pengisytiharan, surat, pengesahan, perjanjian pengesahan induk (termasuk tambahan, pindaan dan penyataan semula padanya), perjanjian penyelesaian/pembersihan pembayaran dan sebarang dokumen lain "**Dokumen(-dokumen)**" diperlukan oleh Bank berhubung dengan Urus Niaga(-urus niaga) dan pada terma-terma dan syarat-syarat dimana Individu Melulus menganggapnya perlu atau dikehendaki berhubung dengan Urus Niaga(-urus niaga);

(ii) **Notices and instructions** - provide binding instructions, notices or other directions in connection with the Transaction(s) and take any other action which such Approving Person may deem necessary or desirable in connection with the Transaction(s); / **Notis-notis dan arahan-arahan** - menyediakan arahan-arahan mengikat, notis-notis atau arahan-arahan lain berhubung dengan Urus Niaga(-urus niaga) dan mengambil sebarang tindakan lain jika Individu Melulus boleh anggap perlu atau sebaiknya berhubung dengan Urus Niaga(-urus niaga);

(iii) **Form of acceptance / communications** - use any means of communications acceptable to the Bank to enter into, accept the terms of or provide instructions, notices or other directions in connection with the Transaction(s) (including oral, writing, electronic or any other forms of communications through available systems, media or channels); / **Borang penerimaan / komunikasi-konikasi** - guna apa-apa cara komunikasi boleh diterima kepada Bank untuk mengikat, menerima terma-terma atau arahan-arahan, notis-notis atau arahan-arahan lain berhubung dengan Urus Niaga(-urus niaga) (termasuk lisan, tulisan elektronik atau sebarang bentuk lain komunikasi melalui sistem, media atau saluran tersedia).

(iv) **Amending terms** - agree, amend, supplement, restate or vary the terms of any Document(s) or Transaction(s); / **Meminda terma-terma** - bersetuju, pinda, tambah, nyata semula atau mengubah terma-terma sebarang Dokumen(-dokumen) atau Urus Niaga (-urus niaga).

(v) **Amending the List of Approving Persons** - amend the List of Approving Persons and/or provide the Bank with an updated List of Approving Persons; / **Meminda Senarai Individu Melulus** - pinda Senarai Individu dan/atau menyediakan Bank dengan Senarai Individu Melulus yang telah dikemas kini;

(vi) **Client delegating to a representative or agent** - (i) appoint any person, representative or agent to act for and on behalf of the Client in connection with the Transaction(s), including delegating to such person, representative or agent full powers to administer, manage and appoint users for Straight2Bank services and/or liquidity management services, and (ii) revoke any such appointment; / **Klien mewakilkan kepada wakil atau ejen** - (i) melantik mana-mana individu, wakil atau ejen untuk bertindak untuk dan bagi pihak Klien berhubung dengan Urus Niaga(-urus niaga), termasuk mewakilkan kepada individu, wakil atau ejen tersebut kuasa-kuasa sepenuh untuk mentadbir, mengurus dan melantik pengguna untuk perkhidmatan-perkhidmatan Straight2Bank dan/atau perkhidmatan-perkhidmatan pengurusan kecairan, dan (ii) membatalkan pelantikan sedemikian;

(vii) **Client appointed as an agent** - carry out the purposes and intent of the resolutions set out herein for and on behalf of the relevant Client Group Member(s); and / **Klien dilantik sebagai ejen** - menjalankan tujuan dan hasrat resolusi yang dinyatakan di dalam dokumen ini untuk dan bagi pihak Ahli(-ahli) Kumpulan Klien berkenaan; dan

(viii) **General** - do any other acts or things to carry out the purposes and intent of the resolutions set out herein, and / **Umum** melakukan tindakan-tindakan atau perkara-perkara lain untuk menjalankan tujuan dan hasrat resolusi yang dinyatakan di dalam dokumen ini, dan

(b) in relation to **Financial Markets Transactions** / Berhubung dengan **Urus Niaga-urus niaga Pasaran Kewangan**:

(i) **Execute transaction documents** - complete, execute and deliver any Document(s) required by the Bank in connection with the Financial Markets Transaction(s) and on such terms and conditions as such Approving Person may deem necessary or desirable in connection with the Financial Markets Transaction(s); / **Melaksanakan dokumen-dokumen urus niaga** - melengkap, melaksana dan menyerah sebarang Dokumen(-dokumen) diperlukan oleh Bank berhubung dengan Urus Niaga(-urus niaga) Pasaran Kewangan dan pada terma-terma dan syarat-syarat berikut dimana Individu Melulus menganggapnya perlu atau dikehendaki berhubung dengan Urus Niaga(-urus niaga) Pasaran Kewangan;

(ii) **Written notices and instructions** - provide in writing, binding instructions, requests, elections, acknowledgments or other directions in connection with the Financial Markets Transaction(s) and take any other action which such Approving Person may deem necessary or desirable in connection with the Financial Markets Transaction(s); / **Notis-notis dan arahan-arahan bertulis** - menyediakan secara bertulis, arahan-arahan mengikat, permintaan-permintaan, pemilihan-pemilihan, pengakuan-pengakuan atau arahan-arahan lain berhubung dengan Urus Niaga(-urus niaga) Pasaran Kewangan dan mengambil sebarang tindakan lain dimana Individu Melulus menganggapnya perlu atau dikehendaki berhubung dengan Urus Niaga(-urus niaga) Pasaran Kewangan;

(iii) **Form of acceptance / communications** - use any means of written (including electronic) forms of communications acceptable to the Bank to enter into, accept the terms of or provide instructions, notices or other directions in connection with the Financial Markets Transaction(s) (including written communications through available systems, media or channels); / **Borang penerimaan / komunikasi-komunikasi** - guna apa-apa cara bentuk bertulis (termasuk elektronik) komunikasi yang boleh diterima Bank untuk mengikat, menerima terma atau menyediakan arahan-arahan, notis-notis atau arahan-arahan lain berhubung dengan Urus Niaga(-urus niaga) Pasaran Kewangan (termasuk komunikasi bertulis melalui sistem-sistem, media atau saluran-saluran tersedia);

(iv) **Amending terms** - agree, amend, supplement, restate or vary in writing the terms of any Document(s) or Financial Markets Transaction(s); / **Meminda terma-terma** - bersetuju, meminda, menambah, menyata semula atau mengubah terma-terma sebarang Dokumen(-dokumen) atau Urus Niaga(-urus niaga);

(v) **Amending the List of Approving Persons** - amend the List of Approving Persons and/or provide the Bank with an updated List of Approving persons, and / **Meminda Senarai Individu Melulus** - meminda Senarai Individu Melulus dan/atau menyediakan Bank dengan Senarai Individu Melulus dikemas kini; dan

(vi) **General** - do any other acts or things to carry out the purposes and intent of the resolutions set out herein. / **Umum** - melakukan tindakan atau perkara lain untuk menjalankan tujuan tujuan dan hasrat resolusi diterangkan di dalam dokumen ini.

3. **<u>Common Seal:</u>** If required, the Common Seal of the Client be affixed on any Document(s) in such form as is appropriate or required in accordance with its constitutional documents. / **<u>Meterai Rasmi:</u>** Jika diperlukan, Meterai Rasmi Klien boleh dilekatkan pada sebarang Dokumen(-dokumen) dalam bentuk yang wajar atau diperlukan menurut dokumen-dokumen perlembagaannya.

4. **Ratification:** Any action taken by any person on behalf of the Client in connection with the Transaction(s), Financial Markets Transaction(s) or Document(s) prior to the passing of the aforesaid resolutions be ratified, confirmed and approved in all respects. / **<u>Ratifikasi:</u>** Sebarang tindakan diambil oleh mana-mana individu bagi pihak Klien berhubung dengan Urus Niaga (-urus niaga), Urus Niaga(-urus niaga) Pasaran Kewangan atau Dokumen(-dokumen) sebelum resolusi diluluskan untuk diratifikasi, disahkan dan diluluskan dalam semua aspek.

RB GL / Refinancing-GF Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022118)

Page 19 of 23

Part B - Declaration / Pengakuan

We hereby certify that the resolutions in Part A are a true extract from the resolutions of the Client. These resolutions will remain in force unless and until the Client delivers to the Bank new resolution(s) revoking, amending and/or superseding these resolutions and the Bank has had a reasonable opportunity to update its records. / Kami dengan ini memperakui bahawa resolusi-resolusi dalam Bahagian A adalah ekstrak sebenar daripada resolusi-resolusi Klien. Resolusi-resolusi ini akan kekal berkuatkuasa kecuali dan sehingga Klien menyerahkan kepada Bank resolusi(-resolusi) baru yang membatal, meminda dan/atau menggantikan resolusi-resolusi ini dan Bank mempunyai peluang yang munasabah untuk mengemas kini rekod-rekodnya.

Date of this certification*
/ Tarikh perakuan ini*

1/11/2022

Primary Signatory* / Penandatangan utama*

Initial / Paraf

Full Name / Nama Penuh:

NG CHEN LOK

Title/Position within the Client / Jawatan/Kedudukan dalam Klien:

DIRECTOR

Signature - please ensure signature remains within the box / **Tandatangan** - sila pastikan tandatangan kekal dalam kotak

[signature]

Secondary signatory (if required) / Penandatangan kedua (jika diperlukan)

Initial / Paraf

Full Name / Nama Penuh:

Title/Position within the Client / Jawatan/Kedudukan dalam Klien:

Signature - please ensure signature remains within the box / **Tandatangan** - sila pastikan tandatangan kekal dalam kotak

Primary Signatory* / Penandatangan utama*

Initial / Paraf

Full Name / Nama Penuh:

Title/Position within the Client / Jawatan/Kedudukan dalam Klien:

Signature - please ensure signature remains within the box / **Tandatangan** - sila pastikan tandatangan kekal dalam kotak

Secondary signatory (if required) / Penandatangan kedua (jika diperlukan)

Initial / Paraf

Full Name / Nama Penuh:

Title/Position within the Client / Jawatan/Kedudukan dalam Klien:

Signature - please ensure signature remains within the box / **Tandatangan** - sila pastikan tandatangan kekal dalam kotak

[signature]

Signature Witness By:
Kevin Teh Hong Chang
1506442
Date: 1/11/2022

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD.
(1314332-U)
10-2, Jalan Tanjung SD 13/2,
Bandar Sri Damansara,
52200 Kuala Lumpur.
Tel: 03-33100089

Note: Please ensure that person(s) who are qualified to certify that this is a true extract of the relevant resolution signs the Declaration. / Nota: Sila pastikan bahawa orang(-orang) yang layak untuk mengesahkan bahawa ini adalah petikan sebenar bagi resolusi berkaitan menandatangani Deklarasi ini.

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801017208)
sc.com/my

Page 20 of 21

BB_CAL / Bof errencing CIF Form Version March 2022

Part C – List of Approving Persons / Senarai Individu Melulus

Please select one. / Sila pilih satu

- [ ] Any one to sign / Sesiapa untuk menandatangani
- [ ] Any two to sign / Mana-mana dua orang
- [x] Other (insert details below) / Lain-lain (masukkan butiran di bawah)

If you tick "Other", describe the alternative method of operation in the Additional Instructions area below / Jika anda tandakan 'Lain-lain', terangkan kaedah operasi alternatif dalam bahagian seksyen Arahan Tambahan di bawah

Approving Person* / Individu Melulus* (Initial / Paraf)	Approving Person / Individu Melulus (Initial / Paraf)
Full Name / Nama Penuh: NG CHEN LOK	**Full Name / Nama Penuh:**
Title/Position within the Client / Jawatan/Kedudukan dalam Klien: DIRECTOR	**Title/Position within the Client / Jawatan/Kedudukan dalam Klien:**
Contact details – Tel and Email / Butiran Hubungan - Tel dan E-mel: 6017-7933138	**Contact details – Tel and Email / Butiran Hubungan - Tel dan E-mel:**
Signature - please ensure signature remains within the box / **Tandatangan** - sila pastikan tandatangan kekal dalam kotak: [signature]	**Signature** - please ensure signature remains within the box / **Tandatangan** - sila pastikan tandatangan kekal dalam kotak

Approving Person / Individu Melulus (Initial / Paraf)	Approving Person / Individu Melulus (Initial / Paraf)
Full Name / Nama Penuh:	**Full Name / Nama Penuh:**
Title/Position within the Client / Jawatan/Kedudukan dalam Klien:	**Title/Position within the Client / Jawatan/Kedudukan dalam Klien:**
Contact details – Tel and Email / Butiran Hubungan - Tel dan E-mel:	**Contact details – Tel and Email / Butiran Hubungan - Tel dan E-mel:**
Signature - please ensure signature remains within the box / **Tandatangan** - sila pastikan tandatangan kekal dalam kotak	**Signature** - please ensure signature remains within the box / **Tandatangan** - sila pastikan tandatangan kekal dalam kotak

Signature Witness By:
Kevin Toh Hong Chang
1595442
Date: 1/11/2022

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD.
(1314332-U)
10-2, Jalan Tanjung SD 13/2,
Bandar Sri Damansara,
52200 Kuala Lumpur.
Tel: 03-33100089

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022118)
sc.com/my

Page 21 of 21

FB CJL / Self-financing GT Form Version March 2022

Additional Instructions / Arahan-arahan Tambahan

Notes / Perhatian:

(a) Please give details of any additional instructions applicable to the Approving Persons / Sila beri butiran apa-apa arahan-arahan tambahan yang digunakan kepada Individu-individu Melulus.

(b) **IMPORTANT NOTE** - any limitations which you impose on an Approving Person may impact our product functionalities. For Straight2Bank, you will need to submit to us a completed and signed Straight2Bank Setup & Maintenance Form. In that form, you will need to appoint users and set, assign and amend the applicable approving powers and authorisation limits. If you subsequently wish to make changes, you will need to submit to us a new Straight2Bank Setup & Maintenance Form (where system functionality permits, these may also be done through your designated administrator(s)). It is your responsibility to ensure that Straight2Bank Setup & Maintenance Forms submitted by you do not conflict with any additional instructions given here. **NOTIS PENTING** - apa-apa pengehadan yang anda kenakan pada Individu Melulus yang boleh menjejaskan fungsi-fungsi produk kami. Untuk Straight2Bank, anda akan perlu mengemukakan kepada kami Borang Persediaan & Penyelenggaraan Straight2Bank yang dilengkapkan dan ditandatangani. Dalam borang tersebut, anda perlu melantik pengguna-pengguna dan tetapkan, serah hak dan pinda kuasa-kuasa melulus dan had-had kuasa berkenaan; jika anda kemudiannya ingin membuat perubahan-perubahan, anda perlu untuk mengemukakan kepada kami Borang Persediaan dan Penyelenggaraan Straight2Bank baru (di mana fungsi sistem membenarkannya, ini boleh juga dilakukan melalui pentadbir(-pentadbir) yang telah ditetapkan oleh anda). Adalah tanggungjawab anda untuk memastikan Borang Persediaan dan Penyelenggaraan Straight2Bank dikemukakan oleh anda tidak bercanggah dengan sebarang arahan-arahan tambahan yang diberi di sini.

ONLY ONE TO SIGN

BB GB / Bofinancing / GIF Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022116)
sc.com/my

Page 22 of 23

FOR BANK'S USE / UNTUK KEGUNAAN BANK

For Business Instalment Loan (BIL)/BizFinancing-i (BF-i) / Untuk Pinjaman Ansuran Perniagaan (PAP)/BizFinancing-i (BF-i)

Product / Produk: 316 Fund / Dana Sector / Sektor Loan/Financing Category / Kategori pinjaman/pembiayaan:

Name of staff / Nama kakitangan: Kevin Teh Hong Chong

Sales code / Kod kakitangan: 1598442

Sales channel / Cawangan kakitangan: Business Development Executive, Business Banking, Standard Chartered Bank (M) Berhad

Signature / Tandatangan:

Handphone No. / No. Telefon Bimbit: 019-2522268

Date / Tarikh: 01/11/2022

Referral Name / Nama perujuk:

Referral PWID / PWID perujuk:

CEMS No. / No. CEMS: N/A

Referral description / Huraian perujuk: Referral source code / Kod sumber perujuk:

BNM code / Kod BNM: 4 1 4 9 CCRIS check status / Status semakan CCRIS: P A S S CCRIS closed / CCRIS tutup: ☑ Yes / Ya ☐ No / Tidak

Name of team manager / Nama penyelia:

Reviewer's signature / Tandatangan penyemak:

Sean Sew (1608536)
Team Manager, Relation Management
Business Banking

Date / Tarikh: 01/11/2022

For Commercial Account Opening / Untuk Pembukaan Akaun Komersil

Branch / Cawangan:	PETALING JAYA
ID Type/No. / Jenis ID / No.:	1314332U / 201501005505
eBBS ISIC code / Kod ISIC eBBS (4 digits):	8342
eCDD ISIC code / Kod ISIC eCDD (4 digits):	8342
Product code / Kod produk:	316
BIP code / Kod BIP:	N/A
BNM code / Kod BNM:	4149
Withholding tax / Cukai ditahan:	☐ Yes / Ya ☑ No / Tidak
Segment / Segmen:	NGSB
RM code / Kod RM:	F69
Auto close flag / Flag penutupan automatik:	☑ Yes / Ya ☐ No / Tidak
Fund ownership code / Kod pemilikan dana:	DA
Service fee code / Kod fi perkhidmatan:	N/A

BM GE / BizFinancing-i GE Form Version March 2022

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)
Standard Chartered Saadiq Berhad (Reg No. 200801022118)
sc.com/my

Page 23 of 23

CONFIDENTIAL

Standard Chartered

Date: 01/04/2024

PRIVATE & CONFIDENTIAL

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD
1314332U
NO 43-1
JALAN BESAR KEPONG
52100 KUALA LUMPUR
W.PERSEKUTUAN

Dear Sir/Madam,

NOTIFICATION LETTER

Re : Standard Chartered Bank Business Instalment Loan ("the Facility")

This is the full notification further to our earlier SMS informing you of the approval of your application for Business Instalment Loan facility with us.

(i) Facility Amount (RM)	:	1,000,000.00	
(ii) Effective Interest Rate (% + BLR)	:	3.80%	+ 6.70% = 10.50% p.a on monthly rest basis (variable rate)
(iii) Tenor (Months)	:	84	
(iv) Monthly Installment Amount (RM)	:	16,860.67	
(v) Guarantee Scheme (if applicable)	:	CGC - Portfolio Guarantee	
vi) Guarantee Cover	:	70%	
vii) Loan Account Number	:	60094133	
viii) Date of disbursement	:	01/04/2024	
ix) Additional Condition(s)	:	N/A	

In accordance to the terms of the Facility, a new current account ("Designated Account"), with details as stated below, has been opened for the loan disbursement and the payment of the Monthly Instalment Amount through standing instruction:

Standard Chartered Branch: PETALING JAYA

Standard Chartered Account Number: 794194313547

Please be informed that your Monthly Instalment Amount are payable on their respective due dates based from the Date of Disbursement stated above :

i) the 1st of the following month (if the Date of Disbursement falls on the 1st of the month), or
ii) the 15th of the following month (if the Date of Disbursement falls on the 2nd to 15th of the month), or
iii) the 1st of the second subsequent month (if the Date of Disbursement falls on and after 16th of the month), or
iv) the date as notified by the Bank to you.

Kindly ensure that there are sufficient funds in your Designated Account to effect payment on each payment date. Kindly be reminded to that, in accordance to the terms of the Facility, if you do not utilise the amount disbursed in part or in full, **OR** perform any banking activity on the Designated Account within twenty (20) days from the Date of Disbursement ("cooling-off period"), the Bank has the right to close the Designated Account and terminate or rescind the Facility through early settlement of the outstanding amount using the proceeds from the Designated Account at no further cost to you. In respect of this agreed cooling-off period, time is of the essence. Your directors and/or shareholders can purchase insurance/takaful from the Bank to insure/cover the facility amount and the insurance policy/takaful certificate can be assigned to the Bank as security(ies).

Kindly be advised that the Product Disclosure Sheet (PDS) attached with this notification shall supersede the earlier PDS. I/We acknowledge and confirm that I have read and understood the product features and the terms and conditions stated in the Product Disclosure Sheet (PDS) attached together with this letter.

I/We acknowledge and confirm that I/we have read and understood the Business Banking (BB) Booklet General Banking Terms & Conditions provided to me/us prior to the signing of the application form and agree to be bound by them in connection to all facility/ies applied for and subsequently taken up by me/us with the Bank. I/We acknowledge and confirm that the key terms and conditions as stated in the Business Banking (BB) Booklet General Banking Terms & Conditions have been explained to me/us before the signing of the application form.

Please do not hesitate to contact our Contact Center at 1300 888 111 if you have any queries

Thank you for banking with us.

Regards,

Standard Chartered Bank Malaysia Berhad (198401003274)

Khy.

Authorised Signatory

BIL Notification Letter Version Jan 2024

Standard Chartered Bank Malaysia Berhad (198401003274)
Level 24, Equatorial Plaza
Jalan Sultan Ismail, 50250 Kuala Lumpur
www.sc.com/my

A Standard Chartered Group Company
The Registered Office of Standard Chartered Bank Malaysia Berhad is at Level 26, Equatorial Plaza, Jalan Sultan Ismail, 50250, Kuala Lumpur

CONFIDENTIAL

Standard Chartered

PRODUCT DISCLOSURE SHEET	Standard Chartered Bank Malaysia Berhad
Read this Product Disclosure Sheet before you decide to take up the selected product. **Be sure to also read the terms in the BIL Terms & Conditions, Master Credit Terms, Standard Terms and the Account Terms Covering Banking Facilities.** **Seek clarification from the Sales Officer / Contact Center (details below in Q9) if you do not understand any part of this document or the general terms.**	**Company Name :** CL TECHNOLOGIES **Registration No. :** 1314332U **Please tick whichever is applicable in this document.** ☐ **BIL Conventional** ✓ **BIL Conventional – CGC** ☐ **BIL Conventional – SJPP** **Date of PDS issuance:** 01/04/2024

1. What is this product about?

Business Instalment Loan ("BIL") is an unsecured installment based lending product available to borrowing entities to meet their for day to day working capital and business expansion requirements

	BIL Conventional	This unsecured term loan is offered on a variable rate basis with interest rates linked to the Base Lending Rate ("BLR"). The interest is computed on monthly rests based on schedule balances.
✓	BIL Conventional – CGC (Credit Guarantee Corporation)	This unsecured term loan is offered on a variable rate basis with interest rates linked to the Base Lending Rate ("BLR). The interest is computed on monthly rests based on schedule balances. It is partially guaranteed by Guarantee Scheme Provider - CGC
	BIL Conventional – SJPP (Syarikat Jaminan Pembiayaan Perniagaan)	This unsecured term loan is offered on a variable rate basis with interest rates linked to the Base Lending Rate ("BLR). The interest is computed on monthly rests based on schedule balances. It is partially guaranteed by Guarantee Scheme Provider - SJPP

2. What do I get from this product?

Total Amount Borrowed (RM)	1,000,000.00
Tenor (Months)	84
	%
Current BLR (Base Lending Rate) p.a.	6.70%
Spread p.a.	3.80%
Effective Interest Rate (EIR) p.a.	10.50%

3. What are my obligations?

Your monthly instalment(EMI) : RM 16,860.67
The total repayment amount at the end of *t* months: 1,416,296.54
'T' months = 84

	Today BLR = 6.70%		**If BLR goes up 1%**		**If BLR goes up 2%**	
Monthly Instalment (EMI)	RM	16,860.67	RM	16,860.67	RM	16,860.67
Total interest cost at the end of *t* months	RM	416,296.54	RM	460,462.71	RM	505,384.03
Total repayment amount at the end of *t* months	RM	1,416,296.54	RM	1,460,462.71	RM	1,505,384.03
Total repayment tenor *t* months (if keeping installment constant)		84		88		93

BIL Notification Letter Version Jan 2024

Standard Chartered Bank Malaysia Berhad (198401003274)
Level 24, Equatorial Plaza,
Jalan Sultan Ismail, 50250 Kuala Lumpur.
www.sc.com/my

A Standard Chartered Group Company
The Registered Office of Standard Chartered Bank Malaysia Berhad is at Level 26, Equatorial Plaza, Jalan Sultan Ismail, 50250, Kuala Lumpur.

CONFIDENTIAL

Standard Chartered

3. What are my obligations?

a) The total interest payable, total repayment amount and the Effective Interest Rate may vary if BLR changes. For latest BLR rate, you may refer to the Bank's website. (www.sc.com/my)

b) The effective interest rate can change based on market conditions if you have taken a loan on a variable rate basis. The monthly installment we have provided you with is indicative and may change if your loan is re-priced due to changes in the BLR or your risk profile.

c) The financing amount and interest rate mentioned above are indicative and subject to change based on Bank's decision on customer's overall credit assessment.

d) Any late payment, prepayment, overpayment of monthly instalment or other changes to the terms on the facility will also change the total interest amount payable, total repayment amount and effective interest rate.

e) The monthly installment amount and total repayment amount is calculated based on the assumption that your loan will be fully disbursed during the first disbursement

f) Based on the assumption that the Facility will be fully disbursed during the first disbursement, repayment commences one (1) month after the full drawdown of the Facility. If the Facility is partially disbursed, the repayment commence one (1) month after the first drawdown of the Facility.

The first installment as stated above will be due one (1) month after first or full drawdown, whichever is earlier, of the Facility.

g) Repayments for the Facility begins from;
i) the 1st of the following month (if the Date of Disbursement falls on the 1st of the month); or
ii) the 15th of the following month (if the Date of Disbursement falls on the 2nd to 15th of the month); or
iii) the 1st of the second subsequent month (if the Date of Disbursement falls on and after 16th of the month); or
iv) the date as notified by the Bank to you.

h) All approved Facility will be disbursed into the designated current account for loan repayment maintained with us.

i) In the event there is no utilization of any amount of the funds after 20 days upon disbursement, the Bank will cancel the facility and close the designated loan repayment account.

j) Loan statement will be sent every half yearly to the latest address on our records

k) Your directors and/or shareholders can purchase insurance / takaful from the Bank to insure the facility amount and the insurance policy / takaful certificate can be assigned to the Bank as security(ies)

4. What are the fees and charges I have to pay?

Stamp Duties
As per the Stamp Act 1949 (revised 1989)

Structuring Fee
RM500.00 or 1.00% on the Facility approved limit, whichever is higher, is payable upon drawdown of this facility. The Bank reserves the right to debit your loan account for facilitating the payment of the structuring fee upon drawdown of the Facility.

Guarantee Fee (Only Applicable to CGC or SJPP)
I/We agree and acknowledge that the Bank will include the guarantee fee into the interest rate on equal monthly instalment basis or debit to my/our loan account on due date, whichever method the Bank deems fit. In the event of early redemption, I /we may be required to reimburse the guarantee fee in full to the Bank which the Bank has paid in advance to CGC or SJPP on a yearly basis.
CGC or SJPP Guarantee Coverage – I/We understand that the CGC or SJPP guarantee coverage is up to 80% of the Facility depending on the Scheme as below
CGC - Portfolio Guarantee (PG) : 70%
SJPP - Working Capital Guarantee Scheme (WCGS) : 70%
SJPP - Government Guarantee Scheme Madani (GGSM) : 80% (90% for selected sectors only)

5. What if I fail to fulfil my obligations to pay my loan on time on the due date?

a) Late payment charges of 1% p.a. on top of the Effective Interest Rate calculated on a daily rests basis on the amount in arrears until the arrears are settled.

b) If the amount is in arrears beyond the repayment date, we will increase the effective interest rate as below:-
i. Past due 30 – 59 days = BLR + 12.25% p.a.
ii.Past due more than 60 days = BLR + 13.25% p.a.

b) We may set-off any credit balance in the account maintained with us against any outstanding balance in this financing account.

c) Legal action will be taken if you fail to respond to reminder notices.

d) Legal action against you may affect your credit rating leading to credit being more difficult or expensive to you.

e) We have the right to outsource debt collection to an external agency and the right to sell non-performing loans (NPL) to third parties.

6. What if I fully settle the loan before its maturity?

a) Lock in period is not applicable.

b) Upon receiving your notification, we will calculate and notify you the early settlement amount payable and the latest date of payment for the amount.

c) In the final year of the facility, the Facility may be settled in full subject to at least one (1) month notice in writing.

d) The early settlement amount is a total of the scheduled principal amount of the remaining tenure plus 1 month interest, any arrears, accrued but unpaid interest, and all fees and charges in connection with the facility.

7. Do I need a guarantor or collateral?

a) Personal guarantee from key person(s) is/are required which is determined based on shareholding and credit assessment.

b) No collateral is required.

BIL Notification Letter Version Jan 2024

Standard Chartered Bank Malaysia Berhad (198401003274)
Level 24, Equatorial Plaza,
Jalan Sultan Ismail, 50250 Kuala Lumpur
www.sc.com/my

A Standard Chartered Group Company
The Registered Office of Standard Chartered Bank Malaysia Berhad is at Level 26, Equatorial Plaza, Jalan Sultan Ismail, 50250 Kuala Lumpur

CONFIDENTIAL

Standard Chartered

8. What do I need to do if there are changes to my contact details?

It is important that you inform us of any change in your contact details to ensure that all correspondences reach you in a timely manner. To update your contact details, you may reach us via contact center given below or visiting your nearest bank branch.

9. Where can I get assistance and redress?

a) If you have difficulties in making repayments and clarifications on the product features. You may contact us at

Standard Chartered Bank Malaysia Berhad
Tel No: 1300 888 111

b) Alternatively, you may seek the services of Agensi Kaunseling dan Pengurusan Kredit (AKPK), an agency established by Bank Negara Malaysia to provide free services on money management, credit counseling, financial education and debt restructuring for individuals. You may contact AKPK at:

Tingkat 8, Maju Junction Mall
1001, Jalan Sultan Ismail
50250 Kuala Lumpur
Tel : 03-2616 7766
E-mail : enquiry@akpk.org.my

c) **If you wish to complain on the product or services provided by us, you may either:**

Write to us at:
Standard Chartered Bank Malaysia Berhad
Client Experience - Retail Banking

Contact us at:
Tel : Call Customer Care Hotline: +603 77118888 / 1300 888 888 (local toll-free number)
E-mail : Malaysia.Feedback@sc.com

If your query or complaint is not satisfactorily resolved by us, you may contact Bank Negara Malaysia LINK or TELELINK at:
Block D, Bank Negara Malaysia,
Jalan Dato'Onn, 50480 Kuala Lumpur.
Tel : 1-300-88-5465
Fax : 03-21741515
E-mail : bnmtelelink@bnm.gov.my

Small Debt Resolution Schemes (SDRS) : 1-300-88-5465
ABMConnect: 1-300-88-9980

10. Other business loan facility available

a) Commercial Mortgage
b) Trade and business working capital facilities

IMPORTANT NOTE: LEGAL ACTION MAY BE TAKEN AGAINST YOU IF YOU DO NOT KEEP UP REPAYMENTS ON YOUR BUSINESS INSTALMENT LOAN.

The information provided in this disclosure sheet is valid as at 01/04/2024

BIL Notification Letter Version Jan 2024

Standard Chartered Bank Malaysia Berhad (198401003274)
Level 24, Equatorial Plaza,
Jalan Sultan Ismail, 50250 Kuala Lumpur.
www.sc.com/my

A Standard Chartered Group Company
The Registered Office of Standard Chartered Bank Malaysia Berhad is at Level 26, Equatorial Plaza, Jalan Sultan Ismail, 50250, Kuala Lumpur.

CONFIDENTIAL

standard chartered

Our ref : 60094133
Date : 17/05/2024

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD

NO 43-1
JALAN BESAR KEPONG
52100 KUALA LUMPUR
W.Persekutuan

RE : Confirmation Letter of Structure Fees and Stamp duty

We refer to your request dated 17/05/2024.

Kindly be informed that the details of your loan facility as per your request are as follows:-

Subject	Amount
Loan Amount	RM 1,000,000.00
Structure Fee	(WAIVED)
Stamp Duty Deducted	(RM 5,000.00)
Net Loan Amount	RM 995,000.00

- Please be informed that the above details are strictly meant for the confirmation of fees deducted during drawdown of the facility that was granted to you.
- This letter shall not be used for any litigation purposes.

We trust the above met your requirement.

Yours sincerely,
For Standard Chartered Bank Malaysia Berhad (Company No :115793-P)

Authorised Signatory

A Standard Chartered Group Company
Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)